                                                                   EXHIBIT 10.73
                               15th October 1997


              SUPPLEMENT REVOLVING MULTICURRENCY CREDIT AGREEMENT

                             BNY FINANCIAL LIMITED
                               NATIONSBANK N.A.

                                 (AS LENDERS)


                                     WITH


                    STYROCHEM EUROPE (THE NETHERLANDS) B.V.
                             STYROCHEM FINLAND OY
                             THERMISOL DENMARK APS
                              THERMISOL SWEDEN AB
                             THERMISOL FINLAND OY

                         (AS BORROWER AND GUARANTORS)

                             WINCUP HOLDINGS, INC.
                              SP ACQUISITION CO.
                         STYROCHEM INTERNATIONAL, INC.
                          RADNOR HOLDINGS CORPORATION
                                (AS GUARANTORS)

                                     WITH


                             BNY FINANCIAL LIMITED
                                  (AS AGENT)


                                 ALLEN & OVERY
                                    London

                                     Index

 1.  Definitions....................................1
 2.  Advances, Payments............................13
 3.  Interest and Fees.............................23
 4.  Cross-Guarantee...............................27
 5.  Representations and Warranties................30
 6.  Affirmative Covenants.........................36
 7.  Negative Covenants............................40
 8.  Conditions Precedent..........................45
 9.  Information...................................51
10.  Events of Default.............................57
11.  Lenders' Rights and Remedies after Default....60
12.  Waivers and Judicial Proceedings..............61
13.  Effective Date and Termination................61
14.  Regarding Agent...............................62
15.  Miscellaneous.................................66
16.  Borrowing Agency..............................74



Exhibit 8.1(j) - Form of Officer's Certificate.....79
Exhibit 15.3 - Commitment Transfer Supplement......80
Schedule I to Commitment Transfer Supplement.......87
Schedule II to Commitment Transfer Supplement......88
Schedule 5.2(b) - Subsidiaries.....................89

THIS AGREEMENT is dated 15th October, 1997 between:

(1) STYROCHEM EUROPE (THE NETHERLANDS), B.V., STYROCHEM FINLAND OY, THERMISOL DENMARK APS, THERMISOL FINLAND OY and THERMISOL SWEDEN AB (in this capacity each a "Borrower" and together the "Borrowers");

(2) WINCUP HOLDINGS, INC., SP ACQUISITION CO., STYROCHEM INTERNATIONAL, INC., RADNOR HOLDINGS CORPORATION, STYROCHEM EUROPE (THE NETHERLANDS) B.V., STYROCHEM FINLAND OY, THERMISOL DENMARK APS, THERMISOL FINLAND OY and THERMISOL SWEDEN AB as guarantors (in this capacity each a "Guarantor" and together the "Guarantors", and sometimes referred to herein each as an "Obligor" and collectively the "Obligors");

(3) BNY FINANCIAL LIMITED and NATIONSBANK N.A. as lenders (in this capacity each a "Lender" and together the "Lender"); and

(4) BNY FINANCIAL LIMITED as administrative agent (in this capacity the "Agent")

WHEREAS Wincup, Acquisition, StyroChem and Radnor have entered into the U.S. Credit Facility (as defined below) and pursuant to which it is stipulated that the parties hereto will enter into this Agreement which shall constitute a supplement to the U.S. Credit Facility.

IT IS AGREED that the U.S. Credit Facility be supplemented as follows:

1.   DEFINITIONS

1.1  Accounting Terms

     As used in this Agreement or any certificate, report, note or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP applied in preparation of the audited financial statements of Radnor on a Consolidated Basis for the fiscal period ended 30th June, 1997.

1.2  General Terms

     For purposes of this Agreement terms defined in the U.S. Credit Facility shall have the same meaning herein as therein and the following terms shall have the following meanings:

     "Acquisition" shall mean SP Acquisition Co., a corporation organised and existing under the laws of the State of Delaware.

     "Advances" shall mean the principal amount of each borrowing by a Borrower under this Agreement or the principal amount outstanding of that borrowing.

     "Advance Rates" shall have the meaning set forth in Section 2.1(a) hereof.

     "Agent's Spot Rate of Exchange" shall mean the Agent's spot rate of exchange for the purchase of the relevant Optional Currency in the London foreign exchange market with Dollars (as supplied to it at its request by the Reference Bank) at or about 11:00 a.m. (London time) or a particular day.

     "Applicable Margin" for any period shall be determined by the ratio of Funded Indebtedness to EBITDA calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended which shall be subject to adjustment from time to time as set forth in Section 3.1. The Applicable Margin with respect to each Advance provided in Section 3.1 and in respect of the Facility Fee provided for in Section 3.3 hereof, as the case may be, shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

     Funded Indebtedness to EBITDA              Advance   Facility Fee
     ----------------------------------------   -------   ------------

     Greater than 5.0 to 1.0                    2.00%     .50%

     Greater than 4.1 to 1.0                    1.75%     .375%
     But equal to or less than 5.0 to 1.0

     Greater than 3.1 to 1.0                    1.50%     .25%
     But equal to or less than 4.1 to 1.0

     Greater than 2.1 to 1.0                    1.25%     .125%
     But equal to or less than 3.1 to 1.0

     Equal to or less than 2.1 to 1.0           1.00%     .125%

     "Authority" shall have the meaning set forth in Section 6(m).

     "Borrower" or "Borrowers" shall have the meaning set forth in the preamble to this Agreement and shall include all permitted successors and assigns of such Persons.

     "Borrowing Agent" shall mean StyroChem Europe.

     "Business Day" shall mean a day (other than a Saturday or a Sunday) on which banks are open for business in (a) London and New York and (b) in relation to a transaction involving an Optional Currency, the principal financial center of the country of the

     Optional Currency or if more than one country, the country or countries designated by the Agent..

     "Change of Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of any Obligor to a Person who is not an Original Owner or an Affiliate of an Original Owner or (b) any merger or consolidation of or with any Obligor or sale or transfer of all or substantially all of the property or assets of any Obligor with or to a Person that is not an Obligor hereunder. For purposes of this definition, "control of Obligor" shall mean the power, direct or indirect, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of any Obligor or (y) to direct or cause the direction of the management and policies of an Obligor, by contract or otherwise.

     "Change of Ownership" shall mean (a) any transfer (whether in one or more transactions) of ownership of 50% or more of the common stock of any Obligor (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of any Obligor held by any Original Owner is convertible or for which any such shares of the capital stock of any Obligor or of any other Person may be exchanged and any shares of common stock issuable to its Parent upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners) to a Person who is neither (at the time of such transfer) an Original Owner nor an Affiliate of an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of any Obligor with or to a Person that is not an Obligor hereunder.

     "Charges" shall mean all taxes, charges, fees, imports, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign, upon the Security Assets, any Obligor or any of its Affiliates.

     "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(b) hereof.

     "Commitment Transfer Supplement" shall mean a document in the form of
     Exhibit 15.3 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

     "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorisations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Obligor's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

     "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or the Default Rate.

     "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Obligor, pursuant to which any Obligor is to deliver any personal property or perform any services.

     "Danish Krona" shall mean the lawful currency for the time being of Denmark.

     "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

     "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

     "Deutschmarks" shall mean the lawful currency for the time being of Germany.

     "Documents" shall have the meaning set forth in Section 8.1(c) hereof.

     "Dollars" and the sign "$" shall mean lawful money of the United States of America.

     "Effective Date" shall mean 15th October, 1997 or such other date as may be agreed to by the parties hereto.

     "Eligible Inventory" shall mean and include Inventory excluding work in process, with respect to each Borrower, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion, obsolete, slow moving or unmerchantable and which Agent, in its sole discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favour of Agent for the rateable benefit of the Lenders and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

     "Eligible Receivables" shall mean and include, with respect to each Borrower, each Receivable arising in the ordinary course of such Borrower's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest for the rateable benefit of the Lenders and no other Lien other than Permitted Encumbrances, and is evidenced by an invoice, bill of lading or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

     (a) it arises out of a sale made by any Borrower to an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower;

     (b) it is due or unpaid more than ninety (90) days after the original invoice date;

     (c) twenty-five per cent. (25%) or more of the Receivables from the Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's sole discretion, be increased or decreased from time to time;

     (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

     (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state, federal or other applicable bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     (f) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

     (g) Agent believes, in its sole judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

     (h) the Customer is the United States of America or any government or nation other than the United States of America, any state or any department, agency or instrumentality of any of them, unless the applicable Borrower effectuates an assignment of its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

     (i) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the applicable Borrower and accepted by the Customer or the Receivable otherwise does not represent a final sale;

     (j) the Receivables of the Customer exceed a credit limit determined by Agent, in its sole discretion, to the extent such Receivable exceeds such limit;

     (k) the Receivable is subject to any offset, deduction, defence, dispute, or counterclaim to the extent of such offset, deduction, defence, dispute or counterclaim, the Customer is also a creditor or supplier of a Borrower or the Receivable is contingent in any respect or for any reason;

     (l) the applicable Borrower has made any agreement with a Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

     (m) shipment of the merchandise or the rendition of services has not been completed;

     (n)  any return, rejection or repossession of the merchandise has occurred;

     (o)  such Receivable is not payable to a Borrower; or

     (p) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

     "Equipment" shall mean and include as to each Obligor all of such Obligor's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

     "Event of Default" shall mean the occurrence and continuance of any of the events set forth in Article X hereof.

     "Finnish Markka" shall mean the lawful currency for the time being of Finland.

     "Fixed Charge Coverage" for any period shall mean the ratio for any period of (1) such period of EBITDA to (2) all Debt Payments plus (a) the aggregate amount of capital expenditures actually made plus (b) the aggregate amount of cash payments of taxes made.

     "Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.

     "Funded Indebtedness" shall mean Person and its Subsidiaries on a consolidated basis at the option of the Obligor for a period ending more than one year after that date, including current maturities of long-term Indebtedness for Borrowed Money (as determined in accordance with GAAP), less (ii) the aggregate amount of all cash balances and cash equivalents of such Persons and/or any of its Subsidiaries.

     "General Intangibles" shall mean and include as to each Borrower all of such Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, registrations, licences, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Receivables by a Customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Indebtedness for Borrowed Money" of a person means at any time the sum at such time of (a) Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligation of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) lease, obligations of such Person with respect to capital leases, (d) all liabilities secured by any Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person or a member of Controlled Group to a Multiemployer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not more than thirty (30) days past due (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

     "Interest Period" shall mean the period provided for any Advance pursuant to Section 2.2(b).

     "Inventory" shall mean and include as to each Obligor all of such Obligor's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Obligor's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "Inventory Advance Rate" shall mean such term as defined in Section 2.1.

     "Lender" and "Lenders" shall have the meaning ascribed to such term in the Preamble, each Purchasing Lender and shall include each person which is a transferee, successor or assign of any Lender or any Purchasing Lender.

     "LIBOR" shall mean for any Advance for the then current Interest Period relating thereto, the rate per annum supplied to the Agent, at its request, quoted by the Reference Bank at or about 11:00 a.m. two (2) Business Days prior to the first day of such Interest Period for the offering by the Reference Bank to prime commercial banks in the London interbank Euromarket of deposits in the currency of the relevant Advance in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such Advance.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets, business or prospects of the applicable Person or Persons, (b) any Obligor's ability to pay the Obligations in accordance with the terms thereof, (c) the value of the Security Assets, the Liens on the Security Assets or the priority of any such Lien, or (d) the practical realisation of the benefits of Agent and Lenders' rights and remedies under this Agreement and the Other Documents, all as determined by the Required Lenders in the good faith exercise of their sole and absolute discretion.

     "Maximum Loan Amount" shall mean $10,000,000.

     "Monthly Advances" shall have the meaning set forth in Section 3.1 hereof.

     "Norwegian Krone" shall mean the lawful currency for the time being of Norway.

     "Obligations" shall mean and include any and all of each Obligor's Indebtedness and/or liabilities to Agent or any of the Lender or any corporation that directly or indirectly controls or is controlled by or is under common control with any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated under this Agreement or under any Other Document and all obligations of any Obligor to Agent or the Lenders to perform acts or refrain from taking any action under this Agreement or any Other Document.

     "Optional Currencies" shall mean German Deutschmarks, Danish Krona, Finnish Markka, Norwegian Krone or Swedish Krona.

     "Original Dollar Amount" in relation to an Advance, means (a) if that Advance is denominated in Dollars, the amount of that Advance, or (b) if the Advance is denominated in an Optional Currency, the equivalent in Dollars of the amount of that Advance at the Agent's Spot Rate of Exchange two Business Days prior to its proposed day of borrowing.

     "Other Documents" shall mean the Security Documents and any and all other agreements, instruments and documents, including, without limitation, guaranties, pledges, powers of attorney, consents, and all other writings heretofore, now or hereafter executed and/or delivered by any Obligor to Agent or any Lender in respect of the transactions contemplated by this Agreement.

     "Payment Office" shall mean the office or bank in the principal financial centre of the country of the relevant currency or, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and each Lender to be the Payment Office.

     "Permitted Encumbrances" shall mean (a) Liens in favour of Agent for the rateable benefit of the Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Obligors; provided, that, the Lien shall have no effect on the priority of the Liens in favour of Agent for the rateable benefit of the Lenders or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien for the benefit of the Lenders shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5.5; (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Obligor's business; (f) judgment Liens that have been stayed or bonded and mechanics', worker's, materialmen's or other like Liens arising in the ordinary course of any Obligor's business with respect to obligations which are not due or which are being contested in good faith by the applicable Obligor; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that (x) any such lien shall not encumber any other property of any Obligor and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; and (h) Liens disclosed on Schedule 1.2 of the U.S. Credit Facility (copy of which is attached hereto).

     "Pound Sterling" shall mean the lawful currency for the time being of Great Britain.

     "Prepayment Date" shall have the meaning set forth in Section 13.1 hereof.

     "Pro Forma Balance Sheet" shall have the meaning set forth in Section 5(e)(i) hereof.

     "Pro Forma Financial Statements" shall have the meaning set forth in
     Section 5(e)(ii) hereof.

     "Projections" shall have the meaning set forth in Section 5(e)(ii) hereof.

     "Purchasing Lender" shall have the meaning set forth in Section 15.3 hereof.

     "Radnor" shall mean Radnor Holdings Corporation, a corporation organised and existing under the laws of the State of Delaware.

     "Radnor on a Consolidated Basis" shall mean the consolidation in accordance with GAAP of the accounts or other items of Radnor and its Subsidiaries.

     "Receivables" shall mean and include as to each Obligor all of such Obligor's accounts, contract rights, instruments (including those evidencing indebtedness among Obligors and its Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to such Obligor arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Agent for the rateable benefit of the Lenders hereunder.

     "Receivables Advance Rate" shall have the meaning set forth in Section 2.1(a) hereof.

     "Reference Bank" shall mean The Bank of New York.

     "Release" shall have the meaning set forth in Section 5.7(g)(iii) hereof.

     "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

     "Required Lenders" shall mean Lenders holding at least fifty one per cent. (51%) of the Advances or if no Advances are outstanding, fifty one per cent. (51%) of the Commitment Percentages.

     "Revolving Interest Rate" shall mean an interest rate per annum equal to
     (a) LIBOR plus (b) Applicable Margin.

     "Security Assets" shall mean all the assets secured in favour of the Agent and Lenders under the Security Documents.

     "Security Documents" shall mean (a) the StyroChem Finland Security Agreement, (b) the Thermisol Finland Security Agreement, (c) the U.S. Security Agreement and (d) any other document designated as such by the Agent and the Borrowing Agent.

     "Second Indenture" shall mean the Indenture dated as of 15th October, 1997 between Radnor, as Issuer, Wincup, Acquisition and StyroChem and Radnor Management, Inc. as guarantors and First Union National Bank, as trustee.

     "Settlement Date" shall mean the Effective Date and thereafter Wednesday of each week unless such day is not a Business Day in which case it shall be the next succeeding Business Day.

     "StyroChem" shall mean StyroChem International, Inc., a corporation organised and existing under the laws of the State of Texas.

     "StyroChem Europe" shall mean StyroChem Europe and its Subsidiaries, (the Netherlands) B.V., a Netherlands corporation.

     "StyroChem Europe Acquisition Agreement" shall mean the Sale of Assets Agreement among Radnor, StyroChem Finland, Thermisol Finland, Thermisol Sweden, Thermisol Denmark, Neste Oy, Isora Oy, Neste Cellplast AB, and Neste Thermisol A/S pursuant to which Radnor acquired, through StyroChem Europe, all of the polystyrene and conversion operations of Neste Oy.

     "StyroChem Finland" shall mean StyroChem Finland Oy, a corporation organised under the laws of Finland.

     "StyroChem Finland Security Agreement" shall mean the security agreement entered or to be entered into by StyroChem Finland in favour of the Agent pursuant to this Agreement.

     "Swedish Krona" shall mean the lawful currency for the time being of Sweden

     "Term" shall mean the Effective Date through 15th October, 2002 or such earlier date on which the Agent terminates this Agreement in accordance with its terms.

     "Thermisol Denmark" shall mean Thermisol Denmark ApS, a corporation organised under the laws of Denmark.

     "Thermisol Finland" shall mean Thermisol Finland Oy, a corporation organised under the laws of Finland.

     "Thermisol Finland Security Agreement" shall mean the security Agreement entered or to be entered into by Thermisol Finland in favour of the Agent pursuant to this Agreement.

     "Thermisol Sweden" shall mean Gigantissimo 2080 Aktiebolag, in the process of being renamed Thermisol Sweden AB (subject to the acceptance of the Swedish Company Registry), a corporation organised under the laws of Sweden.

     "Total Interest" for any period shall mean the accrued and unpaid interest obligations of Radnor on a Consolidated Basis with respect to its outstanding Indebtedness during such period.

     "Transferee" shall have the meaning set forth in Section 15.3(b) hereof.

     "Transactions" shall have the meaning set forth in Section 5.5 hereof.

     "Undrawn Availability" at a particular date shall mean an amount equal to
     (a) the lesser of (i) the Formula Amount or (ii) the Maximum Loan Amount, minus (b) the sum of (i) the outstanding amount of Advances plus (ii) all amounts due and owing to Obligors' trade creditors which are outstanding more than sixty (60) days past the due date therefor.

     "U.S. Credit Facility" means the Second Amended and Restated Revolving Credit and Security Agreement entered into between BNY Financial Corporation as Agent or Lender and the U.S. Guarantors and others pursuant to which the U.S. Lenders agree to fund loans to the U.S. Guarantors up to an aggregate principal amount of U.S. $30,000,000.

     "U.S. Guarantors" shall mean each of Wincup, Acquisition, StyroChem and Radnor, together known as the "U.S. Guarantors".

     "U.S. Lenders" means the Lenders as defined in the U.S. Credit Facility.

     "U.S. Security Agreement" shall mean the security agreement entered or to be entered into by each of the U.S. Guarantors in favour of the Agent pursuant to this Agreement.

     "Week" shall mean the time period commencing with a Wednesday and ending on the following Tuesday.

     "Wincup" shall mean Wincup Holdings, Inc., a corporation organised under the laws of the State of Delaware.

     "Wincup L.P." shall mean Wincup Holdings, L.P., a limited partnership organised under the laws of the State of Delaware which was dissolved effective 7th July, 1997 pursuant to that certain Certificate of Dissolution dated 25th August, 1997.

     "Working Capital" at a particular date, shall mean the excess, if any, of Current Assets over Current Liabilities at such date.

1.3  Certain Matters of Construction

     The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Other Documents or the US Credit Facility shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.   ADVANCES, PAYMENTS

2.1  (a)  Borrowing Base

          Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, agrees to make Advances to the Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Per cent of the lesser of (x) the Maximum Loan Amount or (y) the sum of:

          (i) up to 85%, subject to the provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables of Borrowers, plus

          (ii) the lesser of (x) $5,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of Eligible Inventory of Borrowers (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to, collectively, as the "Advance Rates"), minus

          (iii) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

          The sum of the amounts (taken at their Original Dollar Amount) derived from (x) the sum of Sections 2.1(a)(y)(i) plus 2.1(a)(y)(ii) minus (y) the amount of Section 2.1(a)(y)(iii) at any time and from time to time shall be referred to as the "Formula Amount".

     (b)  Discretionary Rights

          The Advance Rates may be increased or with the consent of the Required Lenders, decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. The Borrowers consent to any such increases or decreases and acknowledge that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by any Borrower.

2.2  Procedure for Borrowing

(a) Borrowing Agent on behalf of any Borrower may notify Agent prior to 11:00 a.m. on a Business Day of a Borrower's request to incur, on that day, an Advance hereunder. Should any amount required to be paid as interest hereunder, or as fees or other charges under this Agreement or any other agreement with Agent or any Lender, or with respect to any other Obligation, become due, same shall be deemed a request for an Advance as of the date such payment is due, in the amount required to pay in full such interest, fee, charge or Obligation under this Agreement or any other agreement with Agent or any Lender, and such request shall be irrevocable. Any request for an Advance shall be deemed reduced automatically and without notice so as not to be in excess of, after giving effect to the requested Advance, an amount which would cause the aggregate Original Dollar Amount of all Advances to be greater than the lesser of the Maximum Loan Amount or the Formula Amount.

(b) Notwithstanding the provisions of (a) above, in the event any Borrower desires to obtain an Advance, it shall give Agent, through the Borrowing Agent, at least three (3) Business Days' prior written notice; specifying
     (i) the date of the proposed borrowing (which shall be a Business Day),
     (ii) the Original Dollar Amount on the date of such Advance to be borrowed, which amount shall be in a minimum of $1,000,000, and (iii) the duration of the Interest Period therefor. Interest Periods shall be for one (1), two
     (2), three (3) or six (6) months. There shall not be outstanding more than five (5) Advances, in the aggregate.

(c) Each Interest Period of an Advance shall commence on the date such Advance is made and shall end on such date as a Borrower may elect as in each notice of borrowing referred to in (b) above provided that:

     (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be the next preceding or succeeding Business Day as is the Reference Bank's custom in the market to which such Advance relates;

     (ii)  no Interest Period shall end after the last day of the Term; and

     (iii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end, shall (subject to clause (i) above) end on the last day of such calendar month.

     The Borrowing Agent shall elect each Interest Period applicable to an Advance by its notice of borrowing given to Agent pursuant to Section 2.2(b).

(d) In the event that any prepayment of an Advance is required or permitted on a date other than the last Business Day of the Interest Period with respect thereto such Borrower shall indemnify Agent and Lenders therefor in accordance with Section 2.2(e) hereof.

(e) Each Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and any Lender may sustain or incur as a consequence of any prepayment or any default by any Borrower in the payment of the principal of or interest on any Advance or failure by any Borrower to complete a borrowing of, a prepayment of after notice thereof has been given, including (but not limited to) any interest payable by Agent or any Lender to lenders of funds obtained by it in order to make or maintain its Advances hereunder.

(f) Notwithstanding any other provisions hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (f), the term "Lender" shall include any Lender and the office or branch where any Lender or any corporation or bank controlling such Lender makes or maintains any Advance) to make or maintain its Advance, the obligation of any Lender to make an Advance hereunder shall forthwith be canceled and the relevant Borrower shall, if any affected Advance are then outstanding, promptly upon request from Agent, pay all such affected Advance. If any such payment of any Advance is made on a day that is not the last day of an Interest Period relative to such Advance, the relevant Borrower shall pay such Lender, upon such Lender's request, such amount or amounts as may be necessary to compensate such Lender for any loss or expense sustained or incurred by such Lender in respect of such Advance as a result of such payment, including (but not limited to) any interest or other amounts payable by such Lender to lenders of funds obtained by such Lender in order to make or maintain such Advance. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent to Borrower shall be conclusive absent manifest error; provided, each Lender shall use its best efforts to minimise or avoid any such additional payment.

2.3  Disbursement of Advance Proceeds

     All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or any of the Lenders, shall be charged to the applicable Borrower's account on Agent's books. During the Term, Borrowers may use the Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Advance requested on behalf of any Borrower or deemed to have been requested by such Borrower under Section 2.2(a) hereof shall, with respect to requested Advances to the extent the Lenders make such Advances, be made available to such Borrower on the day so requested by way of credit to such Borrower's operating account at the Bank, or such other bank as the Borrowing Agent may designate following notification to Agent, in federal funds or other immediately available funds or, with respect to Advances deemed to have been requested, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

2.4  Optional Currencies

(a)  Selection

     (i) A Borrower shall, through the Borrowing Agent, select the currency of an Advance in the relevant notice for borrowing.

     (ii)  The currency of each Advance must be Dollars or an Optional Currency.

     (iii) No Borrower may choose a currency if as a result the Advances would be denominated at any one time in more than five currencies.

     (iv) The Agent shall notify each Lender of the currency and the Original Dollar Amount of each Advance and the applicable Agent's Spot Rate of Exchange promptly after they are ascertained.

(b)  Revocation of currency

     If before 9:30 a.m. on any day falling between Business Days prior to the commencement of an Interest Period relates to an Advance, the Agent receives notice from a Lender that:

     (i) it is impracticable for the Lender to fund its participation in the relevant Advance in the relevant Optional Currency during its Interest Period in the ordinary course of business in the London interbank market; and/or

     (ii) the use of the proposed Optional Currency might contravene any law or regulation, the Agent shall give notice to the relevant Borrower and to the Lenders to that effect before 11:00 a.m. on that day. In this event:

     (i) the relevant Borrower and the Lender may agree that the drawdown will not be made; or

     (ii)  in the absence of agreement;

           (1) the Lender's participation in the Advance (or, if more than one Lender is similarly affected, those Lender's participations in the Advance) shall be treated as a separate Advance denominated in Dollars during the relevant Interest Period;

          (2) in the definition of "LIBOR" (insofar as it applies to that Advance) in Section 1.1 (Definitions) there shall be substituted for the time "11:00 a.m." the time "1:00 p.m.".

(c)  Amount of Optional Currencies

     (i)  Drawdowns

          If an Advance is to be drawn down in an Optional Currency, the amount of each Lender's participation is that Advance will be determined by converting into that Optional Currency the Lender's participation in the Original Dollar Amount of that Advance on the basis of the Agent's Spot Rate of Exchange two Business Days before its date of borrowing.

     (ii) Notification

          The Agent shall notify the Lenders and the Borrower of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained.

(d)  Change of Currency

     (i) If more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

          (1) any reference in this Agreement or any other Agreement to, and any obligations arising under this Agreement or any other Agreement in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

           (2) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

     (ii) If a change in any currency of a country occurs, this Agreement will and each other Agreement shall be deemed to be amended to the extent the Agent (having consulted with the Lenders) specifies to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

2.5  Maximum Advances; Repayment of Excess Advances

     The aggregate Original Dollar Amount balance of Advances outstanding at any time to Borrowers shall not exceed the lesser of (a) Maximum Loan Amount or
     (b) the Formula Amount.

2.6  Repayment of Advances

(a) Each Advance shall be due and payable in full on the last day of each Interest Period relative thereto subject to earlier prepayment as herein provided. Amount[s] repaid hereunder may be reborrowed subject to the terms of this Agreement.

(b) Where the last date of an Interest Period for an outstanding Advance coincides with the date on which a new Advance denominated in the same currency is to be made, the Agent shall apply the new Advance in or toward repayment of the outstanding Advance so that:

     (i) where the amount of the outstanding Advance exceeds the amount of the new Advance, such Borrower shall be required to repay only the excess;

     (ii) where the amount of the outstanding Advance is exactly the same as the amount of the new Advance, such Borrower shall not be required to make any payment; and

     (iii) where the amount of the new Advance exceeds the outstanding Advance, the excess shall be advanced to such Borrower,

     PROVIDED ALWAYS THAT nothing in this paragraph (b) shall have the effect, or be deemed to have the effect, of converting part or all of any Advance into a term loan and PROVIDED FURTHER THAT the other provisions of this Agreement (including, without limitation, the provisions of Section 8 are complied with).

(c) Each Borrower shall repay the aggregate principal amount of all outstanding Advances in any event by no later than the end of Term.

(d) Borrowers recognise that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Security Assets may not be collectible by Agent on the date received. In consideration of Agent's agreement to conditionally credit a Borrower's account as of the Business Day on which Agent receives those items of payment, each Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by Agent on account of the Obligations one
     (1) Business Day after receipt by Agent of good funds with respect to such items of payment. Agent is not, however, required to credit any Borrower's account for the amount of any item of payment which is unsatisfactory to Agent and Agent may charge such Borrower's account for the amount of any item of payment which is returned to Agent unpaid.

(e) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office in the principal financial centre of the country of the relevant currency on the due date therefor in lawful money of the country of the relevant currency in immediately available funds to Agent. Agent shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging the applicable Borrower's account or by making Advances as provided in Section 2.2 hereof.

(f) Obligors shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

2.7  Currency

     (i) A repayment or prepayment of an Advance or any part of an Advance is payable in the currency in which such Advance is denominated on its due date.

     (ii) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

     (iii) Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

     (iv) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in Dollars.

2.8  Statement of Account

     Agent shall maintain, in accordance with its customary procedures, a loan account in the name of each Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and each Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of a Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto, absent manifest error.

2.9  Additional Payments

     Any sums expended by Agent or any Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement or any Other Document including, without limitation, any Borrower's obligations under
     Section 6.1 hereof, may be charged to such Borrower's account as a Advance and added to the Obligations, provided Agent shall promptly thereafter provide to Borrowing Agent a copy of documentation supporting such charges.

2.10 Manner of Borrowing and Payment

(a) Each borrowing of Advances shall be advanced according to the Commitment Percentages of the Lenders.

(b)  (i)   Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Advances, shall be applied to the Advances pro rata according to the applicable Commitment Percentages of the Lenders.

(c)  (i)   Notwithstanding anything to the contrary contained in Sections
           2.13(a) and (b) hereof, commencing with the first Business Day following the Effective Date, each borrowing of Advances shall be advanced by Agent and each payment by Borrowers on account of Advances shall be applied first to those Advances made by Agent. On or before 1:00 p.m., London time, on each Settlement Date commencing with the first Settlement Date following the Effective Date, Agent and the Lenders shall make certain payments as follows: (I) if the aggregate amount of new Advances made by Agent during the preceding Week exceeds the aggregate amount of repayments applied to outstanding Advances during such preceding Week (if any), then each Lender shall provide Agent with funds in an amount equal to its Commitment Percentage of the difference between (w) such Advances and
           (x) such repayments and (II) if the aggregate amount of repayments applied to outstanding Advances during such Week exceeds the aggregate amount of new Advances made during such Week, then Agent shall provide each Lender with funds in an amount equal to its Commitment Percentage of the difference between (y) such repayments and (z) such Advances.

     (ii) Each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Advances which it has funded.

     (iii) Promptly following each Settlement Date, Agent shall submit to each Lender a certificate with respect to payments received and Advances made during the Week immediately preceding such Settlement date. Such certificate of Agent shall be conclusive in the absence of manifest error.

(d) If any Lender or any Transferee (a "benefited Lender") shall at any time receive any payment of all or part of its Advances, or interest thereon, or receive any Security Assets in respect thereof (whether voluntarily or involuntarily or by set-off) in a greater proportion than any such payment to and Security Assets received by any other Lender, if any, in respect of such other Lender's Advances, or interest thereon, and such greater proportionate payment or receipt of any Security Asset is not expressly permitted hereunder, such benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Advances, or shall provide such other Lender with the benefits of any such Security Asset, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such Security Asset or proceeds rateably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lender's Advances may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

(e) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrowers a corresponding amount. Agent will promptly notify Borrowing Agent of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after a Settlement Date, such Lender shall pay to Agent on demand an amount equal to its cost of funds and any other transactional costs associated with movement of such fund from and including such Settlement Date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. if such amount is not in fact made available to Agent by such Lender within three (3) Business Days after such Settlement Date, Agent shall be entitled to recover such an amount, with interest thereon at the domestic rate per annum then applicable to Advances hereunder, on demand from Borrowers; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect any Borrower's rights (if any) against such Lender.

(f) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its Commitment Percentage of any Advance or (y) notifies either Agent or Borrowers that it does not intend to make available its Commitment Percentage of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.13(f) while such Lender Default remains in effect.

     (i) Advances shall be allocated pro rata among Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders in accordance with their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of Advances shall be applied to reduce Advances of each Lender pro rata based on the aggregate of the outstanding Advances of all Lenders at the time of such application; provided that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Lender that is not a Defaulting Lender exceeds such Lender's Commitment Percentage of all Advances then outstanding.

     (ii) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement or the Other Documents. All amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, solely for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have Advances outstanding.

     (iii) Other than as expressly set forth in this Section 2.10(f), the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.10(f) shall be deemed to release any Defaulting Lender from its obligations under this Agreement or the Other Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

     (iv) In the event a Defaulting Lender retroactively cures, to the satisfaction of Agent, the breach which caused such Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

3.   INTEREST AND FEES

3.1  Interest

     (i) Interest on Advances shall be payable in arrears on the last day of each Interest Period relating thereto and in the case of an Interest Period in excess of three months' duration also on the date following three months from the commencement of the Interest Period. Interest charges shall be computed on the actual principal of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to the applicable Contract Rate.

     (ii)  Default Interest

          (1) If an Obligor fails to pay an amount payable by it under this Agreement, it shall forthwith on demand by the Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "Default Rate") determined by the Agent to be 2 per cent. per annum above the higher of:

               (i) the rate on the overdue amount under Section 3.1 immediately before the due date (if of principal); and

               (ii) the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance in the currency of the overdue amount for such successive Interest Periods of such duration as the Agent may determine (each a "Designated Interest Period").

          (2) The Default Rate will be determined by the Agent on each Business Day or the first day of, or two Business Days before the first day of, the relevant Designated Interest Period, as appropriate.

          (3) If the Agent determines that deposits in the currency of the overdue amount are not at the relevant time being made available by the Reference Bank to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Agent from whatever sources it may select.

          (4) Default interest will be compounded at the end of each Designated Interest Period.

     (iii) So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9(g) and (h) hereof, commencing with fiscal quarter ending 30th June, 1998, based upon the ratio of Funded Indebtedness to EBITDA with respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statements.

3.2  Facility Fee

     If, for any month during the Term, the average daily unpaid balance of the Advances for each day of such month does not equal the Maximum Loan Amount, then Borrower shall pay to Agent for the rateable benefit of the Lenders a fee at the rate of the Applicable Margin per annum multiplied by the amount by which the Maximum Loan Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the last day of each month and on the last day of the Term. So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin with respect to this facility fee shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9(g) and
     (h) hereof, commencing with fiscal quarter ending 30th June; 1998 based upon the ratio of Funded Indebtedness to EBITA with respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statement.

3.3  Security Monitoring Fee

     Borrower shall pay to Agent (for the sole benefit of Agent) on the first day of each month following any month in which Agent performs any security monitoring - namely any field examination, security analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a security monitoring fee in an amount equal to 500 Pound Sterling per day for each person performing such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis. In addition, Borrowers agree to pay to NationsBank, N.A. (for so long as it is a Lender hereunder) such security monitoring fee on the same terms and conditions set forth above with respect to one security monitoring field examination per year.

3.4  Computation of Interest and Fees

     Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

3.5  Maximum Charges

     In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate permissible hereto, such excess amount shall be first applied to any unpaid principal balance owned by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, the Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

3.6  Increased Costs

     In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.7, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Advance with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

     (i) subject to Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Advance or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Other Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

     (ii) change the currency of a country, impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances of loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     (iii) impose on Agent or any Lender or the London interbank currency market any other condition with respect to this Agreement, any Other Documents or any Advance;

     and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining its Advances hereunder by any amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Interest Rate for any Interest Period. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error.

3.7  Basis for Determining Interest Rate Inadequate or Unfair

     In the event that Agent or any Lender shall have determined that:

     (i) reasonable means do not exist for ascertaining the Interest Rate for any Interest Period; or

     (ii) deposits in the relevant currency and amount and for the relevant maturity are not available in the London interbank Eurocurrency market, with respect to an outstanding Advance or a proposed Advance Loan;

     then the Agent shall promptly notify the Borrowing Agent of the fact that this Section 3.7 is in operation. After any notification under Section 3.7 the relevant Advance shall not be made. However, within five Business Days of receipt of the notification, the Borrowing Agent and the Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing a substitute basis for determining the rate of interest and/or funding applicable to that and (to the extent required) any future Advance. Any substitute basis agreed shall be, with the prior consent of all the Lenders, binding on all the parties hereto.

3.8  Capital Adequacy

     (i) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.8, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Advance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by

           Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.8 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

     (ii) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to Section 3.8(a) hereof when delivered to Borrowers shall be conclusive absent manifest error.

4.   CROSS-GUARANTEE

4.1  Cross Guarantee

     Each Guarantor irrevocably and unconditionally, jointly and severally:

     (a) as principal obligor guarantees to each of the Agent and each Lender prompt performance by each Obligor of all its obligations under this Agreement and the Other Documents;

     (b) undertakes with each of the Agent and the Lender that whenever a Borrower does not pay any amount when due under or in connection with this Agreement and any Other Documents, that Guarantor shall forthwith on demand by the Agent pay that amount as if the Guarantor instead of the Obligor were expressed to be the principal obligor; and

     (c) indemnifies each of the Agent and the Lender on demand against any loss or liability suffered by it if any obligation guaranteed by that Guarantor is or becomes unenforceable, invalid or illegal.

4.2  Continuing guarantee

     This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by the Obligors under this Agreement and any Other Documents regardless of any intermediate payment or discharge in whole or in part.

4.3  Reinstatement

(a) Where any discharge (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made in whole or in part on any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this Section 4 shall continue as if the discharge or arrangement had not occurred.

(b) Each of the Agent and the Lenders may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

4.4  Waiver of defenses

     The obligations of each Guarantor under this Section 4 will not be affected by an act omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Section 4 or prejudice or diminish those obligations in whole or in part, including (whether or not know to it or any of the Agent or the Lenders):

     (a) any time or waiver granted to, or composition with, any Obligor or any other person;

     (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

     (c) any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any Obligor or any other person;

     (d) any variation (however fundamental) or replacement of this Agreement or any Other Documents or security so that references to this Agent and any other Agreement in this Section 4 shall include each variation or replacement.

     (e) any unenforceability, illegality or invalidity of any obligation of any person under this Agreement and any Other Documents or security, to the intent that the Guarantor's obligations under this Section 4 shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

     (f) any postponement, discharge, reduction, non-probability or other similar circumstance affecting any obligation of any Obligor under this Agreement and any Other Documents resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each obligation shall for the purposes of each Guarantor's obligations under this Section 4 to construed as if there were no such circumstance.

4.5  Immediate recourse

     Each Guarantor waives any right it may have of first requiring any of the Agent and the Lenders (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this Section 4.

4.6  Appropriations

     Until all amounts which may be or become payable by the Obligors under or in connection with this Agreement and any Other Documents have been irrevocably paid in full, each of the Agent and the Lenders (or any trustee or agent on its behalf) may:

     (a) refrain from applying or enforcing any other moneys, security or rights held or received by the Agent or any Lender (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

     (b) hold in a suspense account any moneys received from any Guarantor or on account of the Guarantor's liability under this Section 4, without liability to pay interest on those moneys.

4.7  Non-competition

     Until all amounts which may be or become payable by the Obligors under or in connection with this Agreement and any Other Documents have been irrevocably paid in full, no Guarantor shall, after a claim has been made or by virtue of any payment or performance by it under this Section 4:

     (a) be subrogated to any rights, security or moneys held, received or receivable by the Agent or the Lender (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Guarantor's liability under this Section 4;

     (b) claim, ranking, prove or vote as a creditor of any Obligor or its estate in competition with the Agent or the Lender (or any trustee or agent on its behalf); or

     (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Obligor, or exercise any right of set-off as against any Obligor.

     Each Guarantor shall hold in trust for and forthwith pay or transfer to the Agent for the Agent and the Lenders any payment or distribution or benefit of security received by it contrary to this Section 4 as directed by the Agent.

4.8  Additional security

     This guarantee is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Agent and the Lenders.

4.9  Thermisol Sweden

     Thermisol Sweden shall not, where the distribution restrictions in the provisions of Chapter 12 Section 2 of the Swedish Companies Act (Aktiebolagslagen (1975:1385) apply in relation to the guarantee given by it hereunder, in each case taking into account the extent to which any commercial benefit is derived by it in giving such guarantee, assume any liability as Guarantor in respect of any indebtedness of any Obligor owed or owing by such Obligor under or in connection with this Agreement or the Other Agreements to the extent that the obligations and liabilities of Thermisol Sweden in respect thereof would exceed an amount equal to the lesser of:

     (a) the amount of distributable reserves according to its last audited and adopted balance sheet as at the date hereof; and

     (b)  an amount being available for distribution by it under Chapter 12
          Section 2 second paragraph of the aforementioned Swedish Companies
          Act.

 5.  REPRESENTATIONS AND WARRANTIES

     Each Obligor represents and warrants to the Agent and the Lenders as follows:

     (a)  Authority

          It has full power, authority and legal right to enter into this Agreement and the Other Documents and perform its respective Obligations hereunder and thereunder. The execution, delivery and performance hereof and of the Other Documents (a) are within its respective corporate powers, have been duly authorised, are not in contravention of law or the terms of any Obligor's by-laws, certificate of incorporation or other applicable documents relating to the formation or conduct of its respective business or of any material agreement or undertaking to which it is a party or by which it is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any of its respective assets under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which it or its property is a party or by which it may be bound.

     (b)  Formation and Qualification

          (i) Each is duly formed and in good standing under the laws of its state of incorporation or formation and (in the case of each U.S. Guarantor) is qualified to do business and is in good standing in the states listed on Schedule 5.2(a) of the U.S. Credit Facility (copy of which is attached hereto) which constitute all states in which qualification and good standing are necessary for each to conduct its business and own its property and where the failure to so qualify could have a Material Adverse Effect. Each Obligor has delivered to Agent true and complete copies of its certificate of incorporation and/or by-laws and each will promptly notify Agent of any amendment or changes thereto.

          (ii  The only Subsidiaries of Obligors are listed on Schedule
               5(b)(ii).

     (c)  Survival of Representations and Warranties

          All representations and warranties of each Obligor contained in this Agreement and the Other Documents shall be true at the time of the execution of this Agreement and the Other Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     (d)  Tax Returns

          Each U.S. Guarantor's federal tax identification number is set forth on Schedule 5.4 of the U.S. Credit Facility (copy of which is attached hereto). Each Obligors have each filed all applicable federal, state and local tax returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Obligors are adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Obligor has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

     (e)  Financial Statements

          (i) The pro forma balance sheet of Radnor on a Consolidated Basis (the "Pro Forma Balance Sheet") furnished to Agent and the Lenders on the Effective Date reflects the consummation of the transactions contemplated by the StyroChem Europe Acquisition Agreement, the Second Indenture and under this Agreement (the "Transactions") and are accurate, complete and correct and fairly reflect in all material respects the financial condition of the Obligors on a consolidated basis as of the Effective Date after giving effect to the Transactions, and have been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Radnor. All financial statements referred to in this subsection 5(e)(i), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements.

          (ii) The twelve-month cash flow projections of Radnor on a Consolidated Basis and their projected balance sheets as of the Effective Date, copies of which have been previously submitted to Agent and the Lenders ("the Projections") were prepared by the Chief Financial Officer of each Obligor, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect such Obligor's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. The Projections, together with the Pro Forma Balance Sheet of the Obligors on a consolidated basis, are referred to as the "Pro Forma Financial Statements".

          (iii) The balance sheets of each Obligor as of 30th June, 1997, and the related statements of income, changes in stockholder's equity, and changes in cash flow for the period ended on such date, which have been delivered to Agent, have been prepared in accordance with GAAP, consistently applied and present fairly the financial position of each Obligor at such date and the results of their operations for such period. Since 30th June, 1997 there has been no change in the condition, financial or otherwise, of any Obligor as shown on the balance sheets as of such date, except changes in the ordinary course of business, none of which individually or in the aggregate has caused a Material Adverse Effect.

     (f)  Corporate Name

          No Obligor has been known by any other corporate name in the past five years and does not sell Inventory under any other name except as set forth on Schedule 5.6 of the U.S. Credit Facility (copy of which is attached hereto), nor has any Obligor been the surviving entity of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years, except for
          (i) the dissolution of Wincup L.P., (ii) the acquisition of certain assets of Wincup from James River and Wincup L.P., (iii) the acquisition of stock of Acquisition pursuant to the Acquisition Agreement and (iv) the acquisition by Radnor of the limited partnership interest of James River in Wincup L.P.

     (g)  Solvency; No Litigation, Violation, Indebtedness or Default

          (i) After giving effect to the Transactions, each Obligor will be solvent, able to pay its respective debts as they mature, have capital sufficient to carry on its respective business and all businesses in which it its about to engage, and (i) as of the Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii) subsequent to the Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

          (ii) Except as disclosed in Schedule 5.8(b) of the U.S. Credit Facility (a copy of which is attached hereto) or the Pro Forma Financial Statements, no Obligor has (i) any pending or threatened litigation, arbitration, actions or proceedings which involve the possibility of having a Material Adverse Effect on such Obligor or on its ability to perform this Agreement, and
                (ii) any liabilities nor indebtedness other than the Obligations.

          (iii) No Obligor is in violation of any applicable statute, regulation or ordinance in any respect which could have a Material Adverse Effect on such Obligor and no Obligor is in violation of any order of any court, governmental authority or arbitration board or tribunal which could have a Material Adverse Effect on such Obligor.

     (h)  Patents, Trademarks, Copyrights and Licenses

          All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilised by any Obligor are set forth on
          Schedule 5.9 of the U.S. Credit Facility (copy of which is attached hereto), are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design rights tradename, trade secret or license and no Obligor is aware of any grounds for any challenge, except as set forth in Schedule 5.9 of the U.S. Credit Facility (copy of which is attached hereto). Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Obligor and all trade secrets used by any Obligor consist of original material or property developed by such Obligor or was lawfully acquired by such Obligor from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by any Obligor, such Obligor is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on Schedule 5.9 of the U.S. Credit Facility (copy of which is attached hereto).

     (i)  Licenses and Permits

          Except as set forth in Schedule 5.10 of the U.S. Credit Facility (copy of which is attached hereto), each Obligor (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

     (j)  Default of Indebtedness

          No Obligor is in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     (k)  No Default

          No Obligor is in default in the payment or performance of any of its material contractual obligations and no Default has occurred.

     (l)  No Burdensome Restrictions

          No Obligor is party to any contract or agreement the performance of which could have a Material Adverse Effect. No Obligor has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     (m)  No Labour Disputes

          No Obligor is involved in any labour dispute; there are no strikes or walkouts or union organisation of any Obligor's employees threatened or in existence and no labour contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 of the U.S. Credit Facility (copy of which is attached hereto).

     (n)  Margin Regulations

          No Obligor is engaged, nor will either of them engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in Regulation U of such Board of Governors.

     (o)  Investment Company Act

          No Obligor is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, nor is either entity controlled by such a company.

     (p)  Disclosure

          No representation or warranty made by any Obligor in this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to any Obligor or which reasonably should be known to any Obligor which such Obligor has not disclosed to Agent in writing with respect to the transactions contemplated by the StyroChem Europe Acquisition Agreement or this Agreement which could reasonably be expected to have a Material Adverse Effect.

     (q)  Delivery of StyroChem Europe Acquisition Agreement

          Agent and Lenders have received complete copies of the StyroChem Europe Acquisition Agreement and the Second Indenture (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has therefore been delivered to Agent and Lenders.

     (r)  Swaps

          No Obligor is a party to, nor will it be a party to, any swap agreement whereby such Obligor has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     (s)  Conflicting Agreements

          No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on any Obligor or affecting any Security Assets conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or the Other Documents.

     (t)  Applications of Certain Laws and Regulations

          No Obligor nor any Affiliate of any Obligor is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness, including without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     (u)  Business and Property of the Obligor

          Upon and after the Effective Date, the Obligors propose to engage substantially in the business of manufacturing and/or distributing polystyrene beads and disposable products sold to or through the food service industry and activities necessary to conduct the foregoing. On the Effective Date, each Obligor will own all the property and possess all of the rights and Consents necessary for the conduct of its business.

     (v)  Acquisition

          Each Obligor has acquired all of its assets and property in accordance with all applicable statutes and laws, such property is free and clear of all Liens other than Permitted Encumbrances.

 6.  AFFIRMATIVE COVENANTS

     Each Obligor shall, until payment in full of the Obligations and termination of this Agreement:

     (a)  Payment of Fees

          Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with the forwarding of Advance proceeds. Agent may, without making demand, charge the accounts of the Obligors for all such fees and expenses, provided Agent shall promptly thereafter provide Borrowing Agent with copies of supporting documentation.

     (b)  Conduct of Business and Maintenance of Existence and Assets

          (i) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and in the case of StyroChem Finland and Thermisol Finland take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Security Assets;

          (ii) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business; and

          (iii) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the state or the country of its incorporation or any political subdivision thereof.

     (c)  Violations

          Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Obligor which may have a Material Adverse Effect on any Obligor.

     (d)  Net Worth

          Cause to be maintained Net Worth of Radnor on a Consolidated Basis in an amount not less than the amounts set forth below as of the dates set forth below:

          Date        Amount
                      ------

          12-31-97    $ 7,000,000
          12-31-98    $ 8,000,000
          12-31-99    $ 9,000,000
          12-31-00    $10,000,000
          12-31-01    $10,000,000
          12-31-02    $10,000,000

     (e)  Current Ratio

          Cause to be maintained a ratio of Current Assets to Current Liabilities for Radnor on a Consolidated Basis of not less than 1.00 to 1.00 at the end of each fiscal quarter.

     (f)  Fixed Charge Coverage

          Cause to be maintained for each fiscal quarter of Radnor on a Consolidated Basis a Fixed Charge Coverage equal to or greater than
          1.00 to 1.00 at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     (g)  Interest Coverage

          Cause to be maintained for each fiscal quarter of Radnor on a Consolidated Basis an Interest Coverage equal to or greater than 1.25 to 1.00 at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     (h)  Net Income

          Achieve net income for Radnor on a Consolidated Basis (excluding non-cash extraordinary items) of at least $1 in each fiscal year.

     (i)  Execution of Supplemental Instruments

          Execute and deliver to Agent from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents and such other instruments as Agent may request, in order that the full intent of this Agreement or the Security Documents or Other Documents may be carried into effect.

     (j)  Payment of Indebtedness

          Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its material obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Obligor shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favour of Agent and the Lenders.

     (k)  Standards of Financial Statements

          Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10, 9.11, 9.12, 9.13 and 9.14 as to those to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed there).

     (l)  Exercise of Rights

          Enforce all of its rights under the StyroChem Europe Acquisition Agreement and all documents executed in connection therewith including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

     (m)  Environmental Matters

          (i) The Obligors will ensure that all real property owned or occupied by Obligors remains in compliance in all material respects with all Environmental Laws and they will not place or permit to be placed any Hazardous Substances on any such property except as not prohibited by applicable law or appropriate governmental authorities.

          (ii) Obligors will establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

          (iii) Promptly upon the written request of Agent from time to time, each Obligor shall provide Agent, at Obligors' expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of

                  Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within any real property owned or occupied by an Obligor. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate Authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require the Obligors to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

          (iv) Each Obligor shall defend and indemnify Agent and the Lenders and hold Agent, the Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or the Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances, whether or not the same originates or emerges from any real property owned or occupied by an Obligor or any contiguous real estate, except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Obligors' obligations under this Section 6(m) shall arise upon the discovery of the presence of any Hazardous Substances at any real property owned or occupied by an Obligor, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Obligors' obligations and the indemnification hereunder shall survive the termination of this Agreement.

 7.  NEGATIVE COVENANTS

     No Obligor shall, until satisfaction in full of the Obligations and termination of this Agreement with the Other Agreements:

     (a)  Merger, Consolidation, Acquisition and Sale of Assets

          (i) Enter into any merger, consolidation or other reorganisation with or into any other Person (other than another Obligor) or acquire all or substantial portion of the assets or stock of any Person (other than another Obligor) or permit any other Person (other than another Obligor) to consolidate with or merge with it.

          (ii) Sell, lease, transfer or otherwise dispose of all or any material part of its properties or assets, except in the ordinary course of its business.

     (b)  Creation of Liens

          Create or suffer to exist any Lien or transfer upon or against any of its property or assets not owned or hereafter acquired, except Permitted Encumbrances.

     (c)  Guarantees

          Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders or to any Affiliates of Lenders) except (a) as disclosed on Schedule 7.3 of the U.S. Credit Facility (copy of which is attached hereto), and
          (b) the endorsement of checks in the ordinary course of business.

     (d)  Investments

          Purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognised investment rating agency; (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof; and (e) investments in one or more Subsidiaries, joint ventures or other Affiliates in an aggregate sum not to exceed the sum of (i) 50% of the cumulative net income of Radnor on a Consolidated Basis plus (ii) $3,000,000; provided, at the time of such investment (x) no Event of Default has occurred or would occur after giving effect to such payment and (y) and after giving effect to such investment the Undrawn Availability is more than $2,000,000.

     (e)  Loans

          Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, (b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $100,000 at any time outstanding provided, the provisions of this subclause (b) shall not prohibit any loans to an irrevocable life insurance trust established by Michael T. Kennedy ("Insurance Trust") for the purposes of paying annual premiums on the life insurance policies owned by the Insurance Trust on the life of Michael T. Kennedy in an aggregate amount not to exceed $700,000 outstanding at any one time, (c) loans to another Obligor so long as (i) such loan or advance is evidenced by a promissory note and such note is assigned to Agent as collateral security for the Obligations and (ii) at the time of such loan no Event of Default has occurred or would occur after giving effect to such loan or advance, (d) loans to StyroChem International, Ltd. in an aggregate amount not to exceed $4,000,000 at any time outstanding so long as (i) after giving effect to any such loan or advance the Undrawn Availability is more than $2,000,000 and (ii) at the time of such loan no Event of Default has occurred or would occur after giving effect to such loan or advance and (f) loans to Affiliates of the Obligors not to exceed $5,000,000 in the aggregate.

     (f)  Capital Expenditures

          Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalised leases) in an amount in excess of the amounts set forth below for the fiscal years set forth below with respect to Radnor on a Consolidated Basis:


          Fiscal Year Ended                          Amount

          31-12-97                                   $15,000,000

          31-12-98                                    21,100,000

          31-12-99                                    17,100,000

          31-12-00                                    14,000,000

          31-12-01                                     9,900,000

          31-12-02                                     7,400,000

     (g)  Dividends:  Distributions

          Declare, pay or make any dividend or distribution to any of its shareholders or apply any of its funds, property or assets to the purchase, redemption or other retirement of any of its capital stock except, so long as (a) a notice of termination with regard to this Agreement shall not be outstanding and (b) if Undrawn Availability is less than $5,000,000 the purpose for such distribution shall be as set forth in writing to Lenders at least ten (10) days prior to such distribution and such distribution shall in fact be used for such purpose: (i) any Obligor shall be permitted to make distributions to any of its shareholders who are Obligors hereunder to enable Radnor to make its regularly scheduled payments of interest on the Senior Notes and the Second Senior Notes if (x) the aggregate amount of such distributions do not exceed the interest payments then required to be paid by Radnor on the Senior Notes or the Second Senior Notes, as the case may be, and (y) at the time of and after giving effect to any such distribution no Event of Default has occurred or would occur; and
          (iii) any Obligor shall be permitted to make distributions to any of its shareholders for any purpose if at the time of and after giving effect to such distribution no Event of Default has occurred or would occur, (y) in the event that Borrowers have Advances outstanding hereunder in excess of $2,000,000 at the time of such distribution, after giving effect to such distribution the difference between (1) Undrawn Availability is more than $2,000,000 and (z) in the event such distribution is made by Radnor, after giving effect to such distribution, the aggregate amount of all payments or distributions made by Radnor during such fiscal year does not exceed 50% of the net income of Radnor on a Consolidated Basis for the immediately preceding fiscal year.

     (h)  Indebtedness

          Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for capital expenditures permitted under Section
          7.6 hereof; (iii) Indebtedness due under the Senior Notes and the Second Senior Notes; and (iv) Indebtedness in a maximum aggregate amount outstanding not greater than $10,000,000 (when added to the amount of Indebtedness incurred by all other Borrowers). Notwithstanding the foregoing, the Obligors may incur Indebtedness in excess of the foregoing amounts if, after giving pro forma effect to the incurrence of such Indebtedness, Interest Coverage Ratio for each of the four fiscal quarters most recently ended would equal or exceed
          2.0 or 1.0 if calculated as if such Indebtedness was outstanding for the entire four quarter period.

     (i)  Nature of Business

          Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     (j)  Transactions with Affiliates

          Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions disclosed in the ordinary course of business, on an arm's length basis on terms no less favourable than terms which would have been obtainable from a Person other than an Affiliate provided the provisions of this Section 7(j) shall not prohibit any payments to Radnor Management, Inc. ("Management") in accordance with the provisions of the Management Services Agreement dated as of 18th December, 1996 among Management, Borrowers, StyroChem International, Ltd. and StyroChem FSC, Limited. ("Management Agreement") in an aggregate amount not to exceed the actual Expenses under and as defined in the Management Agreement.

     (k)  Leases

          Enter as lessee into any lease arrangement for real or personal property (unless capitalised and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $6,000,000 in any one fiscal year.

     (l)  Subsidiaries

          (i) Form any Subsidiary unless (A) (i) such Subsidiary expressly joins in this Agreement as a Obligor and becomes jointly and severally liable for the obligations of Obligors hereunder and under any other agreement between Obligors, Agent and Lenders and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing condition or (B) such Subsidiary is formed pursuant to the provisions of Section 7.4 hereof.

          (ii) Enter into any partnership, joint venture or similar arrangement unless the amount invested therein is less than $5,000,000 per year in the aggregate.

     (m)  Fiscal Year and Accounting Changes

          Change its fiscal year from December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

     (n)  Pledge of Credit

          Now or hereafter pledge any Lender's credit on any purchases or for any purposes whatsoever or use any portion of any Advance in or for any business other than Obligor's business as conducted on the date of this Agreement.

     (o)  Amendment of Certificate of Incorporation

          Amend, modify or waive any material term or material provision of its constitutional documents, the Senior Notes or the Second Senior Notes.

     (p)  Senior Notes

          At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Senior Notes, except that Radnor may
          (i) pay all regularly scheduled payments of interest on the Senior Notes so long as no Event of Default has occurred or would occur after giving effect to such payment and (ii) repurchase Senior Notes so long as after giving effect to such repurchase Undrawn Availability of Radnor under the U.S. Credit Facility is not less than $15,000,000.

     (q)  Second Senior Notes

          At any time, directly or indirectly, pay, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Second Senior Notes, except that Radnor may (i) pay all regularly scheduled payments of interest on the Second Senior Notes so long as no Event of Default has occurred or would occur after giving effect to such payment and (ii) repurchase Second Senior Notes so long as after giving effect to such repurchase Undrawn Availability of Radnor under the U.S. Credit Facility is not less than $15,000,000.

     (r)  Prepayment of Indebtedness

          At any time, directly or indirectly, prepay any Indebtedness (other than to Agent and the Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of Obligor, except Senior Notes and Second Senior Notes in accordance with Section 7(q) and 7(p).

8.   CONDITIONS PRECEDENT

8.1  Conditions to Initial Advances

     The agreement of Agent and each Lender hereunder is subject to the satisfaction, or waiver by Required Lenders, immediately prior to or concurrently with the making of the first Advance hereunder, of the following conditions precedent:

     (a)  Security Documents

          The Agent shall have received the Security Documents duly executed and delivered by an authorised officer of each of StyroChem Finland and Thermisol Finland and the U.S. Guarantors, respectively;

     (b)  Filings, Registrations and Recordings

          Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, the Security Documents, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favour of Agent for its benefit and for the rateable benefit of the Lenders, a perfected security interest in or lien upon the Security Assets shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

     (c)  Thermisol Sweden

          Agent shall have received a certified copy of a notification from the Swedish tax authorities exempting the Guarantee to be given by Thermisol Sweden hereunder from any Swedish company law financial assistance prohibitions.

     (d)  Proceedings of Obligors

          Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of Obligors, authorising (i) the execution, delivery and performance of this Agreement, and in the case of StyroChem Finland, Thermisol Finland and the U.S. Guarantors the Security Agreements, each Obligor, any related agreements, the StyroChem Europe Acquisition Agreement, and in the case of Obligor party thereof, the Senior Notes, the Second Senior Notes and all documents executed in connection therewith (collectively the "Documents") and (ii) the granting by the relevant Obligor of the security interests in and liens upon the Security Assets in each case certified by the President or a duly authorised officer of such Obligor on a date not earlier than the Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (e)  Incumbency Certificates of Obligors

          Agent shall have received a certificate of the Secretary of each Obligor, dated not earlier than the Effective Date, as to the incumbency and signature of the officers of each Obligor executing this Agreement, and in the case of StyroChem Finland and Thermisol Finland and each U.S. Guarantor, the Security Documents, and certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such officer;

     (f)  Certificates

          Agent shall have received a copy of the Articles or Certificate of Incorporation or other constitutional documents, and all amendments to the foregoing, certified by the Secretary of State (where applicable) or by an authorised officer of each Obligor together with copies of the by-laws and shareholders agreements of each Obligor, as applicable, certified as accurate and complete by the general partner if applicable, or an authorised officer of each Obligor or secretary of each Obligor;

     (g)  Good Standing Certificates

          In respect of each U.S. Guarantor, Agent shall have received good standing certificates for such U.S. Guarantor dated not more than ten
          (10) days prior to the Effective Date, issued by the Secretary of State (where applicable) or by an appropriate officer of such U.S. Guarantor or other appropriate official of such U.S. Guarantor's jurisdiction of formation and each jurisdiction where the conduct of such U.S. Guarantor's business activities or the ownership of its properties necessitates qualification;

     (h)  Legal Opinions

          Agent shall have received the executed legal opinions of Duane, Morris & Heckscher in respect of each U.S. Guarantor and such other counsel as may be required by the Lenders in form and substance satisfactory to the Lenders which shall cover such matters incident to the transactions contemplated by this Agreement, the StyroChem Europe Acquisition Agreement, the Security Documents and related agreements as Agent may reasonably require and the Obligors hereby authorise and direct such counsel to deliver such opinions to Agent and the Lender;

     (i)  No Litigation

          (A) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Obligor or against the officers or directors of any Obligor (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Agent, is deemed material or (B) which if adversely determined, could, in the reasonable opinion of the Agent, have a Material Adverse Effect on any Obligor; and

          (B) no injunction, writ, restraining order or other order of any nature materially adverse to any Obligor or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

     (j)  Financial Condition Opinions

          Agent shall have received, in respect of each U.S. Guarantor, an executed Officers' Certificate in the form of Exhibit 8.1(j).

     (k)  Security Assets Examination

          Agent shall have completed Security Assets examinations and received appraisals as shall be required by the Lenders with respect to the Receivables, Inventory and General Intangibles subject to the Security Documents the results of which shall be satisfactory in form and substance to the Agent;

     (l)  Pro Forma Financial Statements

          Agent and Lenders shall have received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Lenders;

     (m)  Other Documents

          Agent and Lenders shall have received final executed copies of the StyroChem Europe Acquisition Agreement, the Second Senior Notes and the Second Indenture and all related agreements, documents and instruments as in effect on the Effective Date all of which shall be in form and substance satisfactory to Agent and Lenders and shall provide, among other things, for such indemnifications and consents as Agent or any Lender deems reasonably necessary and the transactions contemplated by such documentation shall be consummated concurrently with the making of the initial Advance hereunder;

     (n)  Consents

          Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and the Other Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Security Assets, as Agent and its counsel shall deem necessary;

     (o)  No Material Adverse Change

          (i) since 30th June, 1997 (a) no material adverse change shall have occurred in the condition, financial or otherwise, operations, properties or prospects of any Obligor, (b) no material damage or destruction shall have occurred to any of the Security Assets and no material depreciation in the value thereof, (c) no material adverse deviation shall have occurred from the forecasts and projections previously delivered to Agent and (d) no event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on any Obligor shall have occurred and (ii) no representations made or information supplied to Agent or the Lenders shall have been proven to be inaccurate or misleading in any material respect;

     (p)  Contract Review

          Agent shall have reviewed all material contracts of each Obligor including, without limitation, leases, union contracts, labour contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respect to Agent;

     (q)  Closing Certificate

          Agent shall have received closing certificate signed by the Chief Financial Officer of each Obligor dated as of the date hereof, stating that (i) all representations and warranties made by each as set forth in this Agreement and the Other Documents are true and correct on and as of such date, (ii) the Obligors are on such date in compliance with all the terms and provisions set forth in this Agreement and the Other Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

     (r)  Borrowing Base

          Agent and Lenders shall have received evidence from the Obligors that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by an Obligor on the Effective Date and, so that after giving effect to the initial Advances hereunder, the Obligors shall have Undrawn Availability of at least $5,000,000;

     (s)  Agreements

          Agent and Lenders shall have received copies of all agreements evidencing the obligations of any Obligor with respect to its Indebtedness for borrowed money, which agreements shall be in form and substance satisfactory to Agent and shall set forth the conditions on which (i) such Obligor may make and the holder(s) of such indebtedness may receive payments with respect thereto and (ii) the holder(s) of such indebtedness may accelerate such obligations, commence any action against or otherwise exercise any rights or enforce any remedies against such Obligor, which conditions shall be satisfactory in form and substance to Agent in its discretion.

     (t)  StyroChem Europe Acquisition Agreement

          Agent and Lenders shall have received evidence satisfactory to them that Borrowers (other than StyroChem Europe) have acquired all of the assets pursuant to the StyroChem Europe Acquisition Agreement in accordance with all applicable laws and that such assets are free and clear of all Liens other than Permitted Encumbrances.

     (u)  U.S. Credit Facility

          Evidence satisfactory to Agent that the U.S. Credit Facility has been duly authorised, executed and delivered to BNY Financial Corporation and BNY Financial Corporation shall have advised Agent that it has received all conditions preceding to closing.

     (v)  Other Documents

          Agent shall have received the executed Other Documents (other than those already delivered under (a) and (u) above, each in form and substance satisfactory to Lenders.

     (w)  Insurance

          Agent shall have received in form and substance satisfactory to Agent, certified copies of each Obligor's casualty insurance policies evidencing coverage on all Security Assets in such amounts, with such carriers and covering such risks as is acceptable to Agent, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of each Obligor's liability insurance policies, together with endorsements naming Agent as an additional or co-insured.

8.2  Conditions to Each Advance

     The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

     (a) Representations and Warranties. Each of the representations and warranties made by Obligor in or pursuant to this Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Other Documents or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date except as such representations and warranties are modified in a manner consistent with this Agreement and the Other Documents;

     (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date and, in the case of the initial Advance, after giving effect to the consummation of the transactions contemplated by the StyroChem Europe Acquisition Agreement and the Senior Notes; provided, however that Lenders in their sole discretion, may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

     (c) Maximum Advances. In the case of any Advances requested to be made after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.1 hereof.

     Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Obligor as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

 9.  INFORMATION

     Each Obligor shall, until satisfaction in full of the Obligations and the termination of this Agreement:

     (a)  Disclosure of Material Matters

          Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectability of any portion of the Security Assets including, without limitation, any Obligor's reclamation or repossession of, or the return to any Obligor of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

     (b)  Schedules

          Deliver to Agent, and if requested, the Lenders, on or before the fifteenth (15th) day of each month as and for the prior month (a) accounts receivable ageings, (b) accounts payable schedules and (c) Inventory reports for each Borrower; provided, if Undrawn Availability is less than $4,000,000 with respect to all Borrowers, Borrowers shall provide Agent with daily reports of sales, collections, credits issued, debits or other adjustments made by any Borrower with respect to Receivables. In addition, each Borrower will deliver to Agent at such intervals as Agent may require: (i) confirmatory assignment schedules, (ii) copies of Customer's invoices, (iii) evidence of shipment or delivery, and (iv) such further schedules, documents and/or information regarding the Security Assets as Agent may required including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Security Assets, and any Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Security Assets.

     (c)  Litigation

          Promptly notify Agent and Lenders in writing of any litigation, suit or administrative proceeding affecting any Obligor, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may have a Material Adverse Effect on any Obligor.

     (d)  Material Occurrences

          Promptly notify Agent and Lenders in writing upon the occurrence of
          (a) any Event of Default or Default; (b) any event of default or (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Notes; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Agent or any Lender fail in any material respect to present daily, in accordance with GAAP consistently applied, the financial condition or operating results of any Obligor as of the date of such statements; (e) and in respect of each U.S. Guarantor any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code applicable to it, could subject any Obligor to a tax imposed by
          Section 4971 of the Internal Revenue Code and in respect of any Borrower, any similar deficiency with respect to such Borrower under applicable law; (f) each and every default by any Obligor which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of any Obligor which might reasonably be expected to be materially adverse; in each case describing the nature thereof and the action such Obligor proposes to take with respect thereto.

     (e)  Government Receivables

          Notify Agent immediately if any of the Receivables arise out of contracts between any Obligor and the United States or any other government or nation other than the United States, any state, or any department, agency or instrumentality of any of them.

     (f)  Annual Financial Statements

          Furnish Agent and the Lenders within ninety (90) days after the end of each fiscal year of each Obligors, financial statements of Radnor on a Consolidated Basis as well as a consolidating basis including, but not limited to, statements of income and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by Radnor and satisfactory to Agent (the "Accountants"). The report of such accounting firm shall be accompanied by a statement of such accounting firm certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Obligors' compliance with the requirements or restrictions imposed by Sections 6.5, 6.6,

          6.7, 6.8, 6.9, 7.6 and 7.11 hereof. In addition, the reports shall be accompanied by a certificate of each Obligor's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Obligor with respect to such event and, such certificate shall have appended thereto calculations which set forth Radnor's compliance with the requirements or restrictions imposed by Section 6.5, 6.6, 6.7, 6.8, 6.9, 7.6 and 7.11 hereof.

     (g)  Quarterly Financial Statements

          Furnish Agent and Lenders within 30 days after the end of each fiscal quarter, an unaudited balance sheet of Radnor on a Consolidated Basis and unaudited statements of income and stockholders' equity and cash flow reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Radnor's Chief Financial Officer which will state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by such Obligor with respect to such event and, such certificate shall have appended thereto calculations which set forth Radnor's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 7.6 and
          7.11 hereof.

     (h)  Monthly Financial Statements

          Furnish agent and Lenders within thirty (30) days after the end of each month, an unaudited balance sheet of Radnor on a Consolidated Basis as well as a consolidating basis and unaudited statements of income and stockholders' equity and cash flow reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal year end adjustments. The reports shall be accompanied by a certificate of Radnor's Chief Financial Officer which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Radnor with respect to such event and, such certificate shall have appended thereto calculations which set forth Radnor's compliance with the requirements or restrictions imposed by Sections 6.5, 6.6, 6.7, 6.8, 6.9, 7.6 and 7.11 hereof.

     (i)  Other Reports

          Furnish Agent and Lenders as soon as possible, but in any event within ten (10) days after the issuance thereof, (i) with copies of such financial statements, reports and returns as Radnor shall send to its shareholders and (ii) copies of all notices sent pursuant to the Senior Notes.

     (j)  Additional Information

          Furnish Agent and Lenders with such additional information as Agent and Lenders shall reasonably request in order to enable Agent and Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by the Obligors including, without limitation and without the necessity of any request by Agent or any Lender, (a) copies of all environmental audits and reviews, (b) at least thirty (30) days prior thereto, notice of any Obligor's opening of any new office or place of business or any Obligor's closing of any existing office or place of business, and (c) promptly upon learning thereof, notice of any labour dispute to which any Obligor may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labour contract to which any Obligor is a party or by which any Obligor is bound.

     (k)  Projected Operating Budget

          Furnish Agent and Lenders, no later than (x) ninety (90) days following the Effective Date and (y) thirty (30) days prior to the beginning of each fiscal year commencing with fiscal year 1998, a month by month projected operating budget and cash flow of Radnor on a Consolidated Basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by Radnor's Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

     (l)  Notice of Suits, Adverse Events

          Furnish Agent and Lenders with prompt notice of (i) any lapse or other termination of any Consent issued to any Obligors by any Governmental Body or any other Person that is material to the operation of any Obligor's business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by any Obligor with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Obligor, or if copies thereof are requested by Agent or any Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Obligor.

     (m)  ERISA Notices and Requests

          Furnish Agent and Lenders with immediate written notice in the event that (i) any Obligor or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which Obligor or member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labour or PBGC with respect thereto, (ii) Obligor, or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Internal Revenue Code) has occurred together with a written statement describing such transaction and the action which such Obligor or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver request has been filed with respect to any Plan together with all communications received by any Obligor, or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Plan or the establishment of any new Plan or the commencement of contributions to any Plan to which such Obligor or any member of the Controlled Group was not previously contributing shall occur, (v) any Obligor or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice, (vi) any Obligor or any member of the Controlled Group shall receive any favourable or unfavourable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Internal Revenue Code, together with copies of such letter; (vii) any Obligor or any member of the Controlled Group shall receive a notice regarding the imposition of withdrawal liability, together with copies of each such notice; (viii) any Obligor or any member of the Controlled Group shall fail to make a required instalment or any other required payment under
          Section 412 of the Internal Revenue Code on or before the due date for such instalment or payment; (ix) any Obligor or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

     (n)  Additional Documents

          Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

 10. EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

     (a) failure by any Obligor to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or any Other Document or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or any Other Document when due;

     (b) any representation or warranty made or deemed made by any Obligor in this Agreement or any Other Documents or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

     (c) failure by any Obligor to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records;

     (d) issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any Obligor's property;

     (e) (i) a failure or neglect of any Obligor to perform, keep or observe any term, provision, condition or covenant, contained in Sections 6.1., 6.2, 6.3 and 6.9 hereof which is not cured within thirty (30) days from the occurrence of such failure or neglect; or (ii) failure or neglect of any Obligor to perform, keep or observe any other term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between any Obligor, Agent and the Lenders after expiration of all applicable grace periods;

     (f) any judgment in excess of $300,000 is rendered against any Obligor or judgment liens filed against any Obligor of judgments in excess of $1,000,000 in the aggregate are rendered against all Obligors for an amount which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record;

     (g) any Obligor shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect); (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors,
          (vi) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

     (h) any Obligor shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

     (i) any Subsidiary of any Obligor, shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

     (j) any change in the condition or affairs (financial or otherwise) of any Obligor which in Agent's opinion impairs the Security Assets or the ability of any Obligor to perform its Obligations under this Agreement;

     (k) any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

     (l) an event of default has occurred and been declared under the Senior Notes which default shall not have been cured or waived within any applicable grace period;

     (m) a default of the obligations of any Obligor under any other agreement to which it is a party shall occur which materially adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

     (n) termination or breach of any guarantee or similar agreement executed and delivered to Agent in connection with the Obligations of any Obligor, or if any Guarantor attempts to terminate, challenges the validity of, or its liability under, any such guarantee or similar agreement;

     (o) any Change of Ownership or Change of Control shall have occurred;

     (p) any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Obligor, or Obligor shall so claim in writing to Agent;

     (q) (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent, trademark or tradename of any Obligor, the continuation of which is material to the continuation of any Obligor's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (C) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of any Obligor's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of any Obligor's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement could reasonably be expected to have a Material Adverse Effect on any Obligor;

     (r) any portion of the Security Assets shall be seized or taken by a Governmental Body or the title and rights of any Obligor shall have become the subject matter of litigation which might, in the opinion of Agent, upon final determination, result in impairment or loss of the security provided by this Agreement or the Other Documents;

     (s) the operations of any Obligor's manufacturing facilities are interrupted at any time for more than fourteen (14) consecutive days, or if any Obligor's manufacturing capacity is reduced by 25% as a result of such an interruption of operations (other than permanent interruptions resulting from planned closing of up to three (3) plants) unless such Obligor shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive twelve
         (12) month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in clause (i) preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of clauses (i) and (ii) of this section, an Event of Default shall be deemed to have occurred if any Obligor shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days.

     (t) an event or condition specified in Section 7.16 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Obligor or any member of the Controlled Group shall incur, or in the opinion of Lender be reasonably likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of the Required Lenders, could have a Material Adverse Effect on any Obligor; or

     (u) there shall occur any Event of Default (as defined under the U.S. Credit Facility) under such Facility or the U.S. Credit Facility is terminated for any reason by any party thereto or an event of default howsoever described has occurred and been declared under any Security Document which default shall not have been cured or waived within any applicable grace period.

11.  LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT

11.1 Rights and Remedies

     Upon the occurrence of (i) an Event of Default pursuant to Section 10.7 all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and,
     (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and the Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence of any Event of Default, Agent may, and at the direction of the Required Lenders shall, exercise any and all other rights and remedies provided for herein, including under the Uniform Commercial Code and at law or equity generally.

11.2 Agent's Discretion

     Agent shall have the right in its sole discretion, but with the consent of the Required Lenders to determine which rights, Liens, security interest or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

11.3 Set-Off

     In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply any of Obligors' property held by Agent and such Lender (including any cash deposit in any currency) to reduce the Obligations.

11.4 Rights and Remedies not Exclusive

     The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

11.5 Actions in Concert

     Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement (including, without limitation, exercising any right of set-off) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement shall be taken in concert and at the direction or with the consent of the Agent and the Required Lenders.

12.  WAIVERS AND JUDICIAL PROCEEDINGS

12.1 Waiver of Notice

     Each Obligor each hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Security Assets received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2 Delay

     No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

13.  EFFECTIVE DATE AND TERMINATION

13.1 Term

     This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Obligor, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided.

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

13.2 Termination

     The termination of the Agreement shall not affect any of Obligor's, Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and the Lenders hereunder or under the Security Documents and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Obligor's account may from time to time be temporarily in a zero or credit position, until all of the Obligations of the Obligors have been paid or performed in full after the termination of this Agreement or the Obligors have furnished Agent and the Lenders with an indemnification satisfactory to Agent and the Lenders with respect thereto. Accordingly, each Obligor where applicable waives any rights which it may have under Section 9-404(1) of the Uniform Commercial Code to demand the filing of termination statements with respect to the Security Assets, and Agent shall not be required to send such UCC termination statements to the Obligors, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations paid in full in immediately available funds.

14.  REGARDING AGENT

14.1 Appointment

     Each Lender hereby designates BNY Financial Limited to act as Agent for such Lender under this Agreement and the Other Documents. Each Lender hereby irrevocably authorises Agent to take such action on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Security Assets, payments of principal and interests, fees (except the fees set forth in Sections 3.3(a)) and 3.4(b) charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the rateable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Other Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

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

14.2 Nature of Duties

     Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Other Documents. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross negligence (but not mere negligence) or wilful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Obligor or any officer thereof contained in this Agreement, or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Other Documents or for any failure of any Obligor to perform its respective obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Other Documents, or to inspect the properties, books or records of any Obligor or, if applicable, general partner of any Obligor. The duties of Agent as respects the Advances to any Obligor shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

14.3 Lack of Reliance

     Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Obligor in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Obligors. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by an Obligor pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Other Document, or of the financial condition of each Obligor, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Other Documents or the financial condition of each Obligor, or the existence of any Event of Default or any Default.

     Agent may resign on sixty (60) days' written notice to each of Lenders and the Obligors and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to the Obligors.

     Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Article XIV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

14.4 Certain Rights of Agent

     If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Other Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

14.5 Reliance

     Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Other Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.

14.6 Notice of Default

     Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Other Documents, unless Agent has received notice from a Lender or any Obligor referring to this Agreement or the Other Documents, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

14.7  Indemnification

      To the extent Agent is not reimbursed and indemnified by the Obligors, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's wilful misconduct or gross (not mere) negligence.

14.8  Agent in its Individual Capacity

      With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with Obligors as if it were not performing the duties specified herein, and may accept fees and other consideration from any the Obligor for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

14.9  Delivery of Documents

      To the extent Agent receives documents and information from any Obligor pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

14.10 Obligors' Undertaking to Agent

      Without prejudice to their respective obligations to the Lenders under the provisions of this Agreement, each Obligor hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or the Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the Obligors' obligations to make payments for the account of the Lenders or the relevant one or more of them pursuant to this Agreement.

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

15.   MISCELLANEOUS

15.1  Jurisdiction

     (a)  Submission

          For the benefit of each of the Agent and the Lender, each Obligor agrees that the courts of England have jurisdiction to settle any disputes in connection with this Agreement and accordingly submits to the jurisdiction of the English courts.

     (b)  Service of process

          (i) Each Obligor undertakes to appoint an agent for service of process relating to any proceedings before the English courts in connection with this Agreement within 30 days from the date hereof.

          (ii) Without prejudice to any other mode of service, each Obligor:

               (a) agrees that failure by a process agent to notify the Obligor of the process will not invalidate the proceedings concerned; and

               (b) consents to the service of process relating to any such proceedings by prepaid posting of a copy of this process to its address for the time being applying under Section 15.6.

     (c)  Forum convenience and enforcement abroad

          Each Obligor:

          (i) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement.

          (ii) agrees that a judgment or order of any English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

     (d)  Non-exclusivity

          Nothing in this Section 15.1 limits the right of the Agent or any Lender to bring proceedings against an Obligor in connection with this
          Agreement:

          (i)  in any other court of competent jurisdiction; or

          (ii) concurrently in more than one jurisdiction.

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

     (e)  Governing Law

          This Agreement is governed by English law.

15.2 Entire Understanding

(a) This Agreement and the documents executed concurrently herewith contain the entire understanding between Obligors, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Obligor's, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Obligor acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

(b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and each Obligor may, subject to the provisions of this Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Obligors, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of the Lenders, Agent or any Obligor thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, (x) amend Sections 6.5, 6.6, 6.7, 6.8 and 7.6 without the consent of 67% of the Lenders or (y) without the consent of all the Lenders:

     (i) increase or decrease the Commitment Percentage of any Lender or the Maximum Loan Amount or the Advance Rates.

     (ii) extend the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Obligors to Agent or Lenders pursuant to this Agreement.

     (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b).

     (iv) release any Security Asset during any calendar year having an aggregate value in excess of $100,000.

     (v)   change the rights and duties of Agent.

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

     Any such supplemental agreement shall apply equally to each of the Lenders and shall be binding upon the Obligors, the Lenders and Agent and all future holders of the Obligations. In the case of any waiver, the Obligors, Agent and the Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

15.3 Successors and Assigns; Participations; New Lenders

(a) This Agreement shall be binding upon and inure to the benefit of the Obligors, Agent, each Lender and their respective successors and assigns, except that no Obligor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and Required Lenders.

(b) Each Obligor acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that the Obligors shall not be required to pay to any Transferee more than the amount which it would have been required to pay to the Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advance hereunder or other Obligations payable hereunder and in no event shall the Obligors be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Each Obligor hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

(c) Any Lender may with the consent of Agent which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording provided no Purchasing Lender shall be sold an aggregate commitment of less than $5,000,000. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a

     Lender thereunder with a Commitment Percentage as set forth therein, and
     (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Obligor hereby consent to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Obligor shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

(d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and each Obligor, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by the Obligors, or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

(e) Each Obligor authorises each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning the Obligors which has been delivered to such Lender by or on behalf of any Obligor pursuant to this Agreement or in connection with such Lender's credit evaluation of Obligors.

15.4 Application of Payments

     Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Security Assets to any portion of the Obligations. To the extent that any Obligor makes a payment or Agent or any Lender receives any payment or proceeds of the Security Assets for any Obligor's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

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

15.5 Indemnity

     Each Obligor shall indemnify Agent and each Lender and their officers, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the wilful misconduct or gross (not mere) misconduct of the party being indemnified.

15.6 Notice

     Any notice or request hereunder may be given to any Obligor or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorised officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognised overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

     (i)  If to Agent    BNY Financial Limited
          at:            2nd Floor,
                         Leo House,
                         Railway Approach
                         Wallington,
                         Surrey SM6 0DY
                         Attention: []
                         Telephone:  0181 240 5806
                         Telecopier:  0181 240 5801

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

            with a copy to:         Allen & Overy
                                    One New Change
                                    London EC4M9QQ
                                    Telephone:  44 171 330 3000
                                    Telecopier:  44 171 330 9999

                                    and

                                    Hahn & Hessen LLP
                                    350 Fifth Avenue
                                    New York, New York  10118
                                    Attention:  Steven J. Seif, Esq.
                                    Telephone:  (212) 736-1000
                                    Telecopier:  (212) 594-7167

     (ii) If to a Lender other than Agent, as specified on the signature pages hereof;

     (iii)  If to an Obligor:       c/o Radnor Holdings Corporation
                                    Three Radnor Corporate Center
                                    Suite 300
                                    100 Matsonford Road
                                    Radnor, Pennsylvania  19087
                                    Attention:  Michael T. Kennedy
                                    Telephone:  (610) 995-2568
                                    Telecopier:  (610) 995-2697

                                    with a copies to Duane Morris & Heckscher
                                    One Liberty Place
                                    Philadelphia, Pennsylvania  19103
                                    Attention:  Stephen Teaford, Esq.
                                    Telephone:  (215) 979-1220
                                    Telecopier:  (215) 979-1020

15.7 Survival

     The obligations of Obligors under Sections 2.2(e), 3.6, 3.7, 3.8, 14.7 and
     15.5 shall survive termination of this Agreement and the Other Documents and payment in full of the Obligations.

15.8 Severability

     If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted

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

      to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

15.9  Expenses

      All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, any Lender and Agent on behalf of the Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Security Asset, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments or any change in the currency of a country or the operation of Section 2.4(d), or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Security Assets, whether through judicial proceedings or otherwise, or (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with any Obligor, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Obligors' accounts and shall be part of the Obligations.

15.10 Injunctive Relief

      Each Obligor recognises that, in the event any Obligor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Agent and the Lenders; therefore, Agent and each Lender, if Agent or such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

15.11 Consequential Damages

      Neither Agent nor Lenders nor any agent or attorney for any of them shall be liable to any Obligor for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

15.12 Captions

      The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

15.13 Counterparts; Telecopied Signatures

      This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

15.14 Construction

      The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

16.  BORROWING AGENCY

16.1 Borrowing Agency Provisions

(a) Each Obligor hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Obligor or Obligors, and hereby authorises Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

(b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Obligors and at their request. Neither Agent nor any Lender shall incur liability to Obligors as a result thereof. To induce Agent and Lenders to do so in consideration thereof, each Obligor hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Obligors as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to wilful misconduct or gross (not mere) negligence by the indemnified party.

(c) All Obligations shall be joint and several, and each Obligor shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Obligor shall in no way be affected by an extensions, renewals and forbearance granted to Agent or any Lender to any Obligor, failure of Agent or any Lender to give any Obligor notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any Obligor, the release by Agent or any Lender of any Security Asset now or thereafter acquired from any Obligor, and such agreement by each Obligor to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other Obligors or any Security Asset for such Obligor's Obligations or the lack thereof.

16.2 Waiver of Subrogation

     Each Obligor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Obligor may now or hereafter have against the other Obligors or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Obligor's property (including, without limitation, any property which is Security Asset for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

     Each of the parties has signed this Agreement as of the day and year first above written.

                                  Signatories

As Borrowers and Guarantors

STYROCHEM EUROPE (NETHERLAND) B.V.

By: /s/ Michael T. Kennedy
Its:



          Address


STYROCHEM FINLAND OY

By: /s/ Michael T. Kennedy
Its:



          Address


THERMISOL DENMARK APS

By: /s/ Michael T. Kennedy
Its:



          Address


THERMISOL FINLAND OY

By: /s/ Michael T. Kennedy
Its:


          Address

THERMISOL SWEDEN AB

By: /s/ Michael T. Kennedy
Its: President


          Address


WINCUP HOLDINGS, INC.

By: /s/ Michael T. Kennedy
Its: President


          Address

SP ACQUISITION CO.

By: /s/ Michael T. Kennedy
Its: President


          Address

STYROCHEM INTERNATIONAL, INC.

By: /s/ Michael T. Kennedy
Its: President


          Address

RADNOR HOLDINGS, INC.

By: /s/ Michael T. Kennedy
Its: President


          Address

As Lender and Agent

BNY FINANCIAL LIMITED

By: /s/ A.T.G. Hooper
Its: Credit Director

2nd Floor,
Leo House,
Railway Approach
Wallington,
Surrey M6 0DY
England

Commitment Percentage:  50%


As Lender

NATIONSBANK, N.A., as Lender


By: [SIGNATURE APPEARS HERE]
Its: Vice President

New Broad St. House
35 New Broad St.
London EC2MINH
Loans Administration Contact:
Nick Garrett
0171 282 6836 telephone
0171 282 6831 fax


Commitment Percentage:  50%

                 Exhibit 8.1(j) Form of Officer's Certificate

                             OFFICER'S CERTIFICATE

The undersigned, Michael T. Kennedy, in his capacity as President of each of WinCup Holdings, Inc. ("Holdings"), Radnor Holdings Corporation ("Radnor"), SP Acquisition Co. ("SP"), and StyroChem International, Inc. ("StyroChem"), as President of Holdings, the general partner of WinCup Holdings, L.P. ("LP"), (Holdings, Radnor, SP, StyroChem and LP collectively "Borrowers") hereby gives this Certificate to induce the Lenders and Agent (as such terms are hereafter defined) to provide certain financial accommodations to Borrowers pursuant to the terms of a Revolving Credit Agreement dated as of this date (as amended or supplemented, the "Loan Agreement") by and among the Borrowers, BNY Financial Limited ("BNY"), the financial institutions named therein and which hereafter become a party thereto (BNY and such other financial institutions, collectively, "Lenders") and BNY, as administrative agent for Lenders (BNY in such capacity, "Agent"). All capitalized terms used herein which are not otherwise defined hereunder shall have the meanings given to them in the Loan Agreement. The undersigned hereby certifies to Agent and Lender that:

1. The representations and warranties contained in the Loan Agreement and the Other Documents are true and correct on and as of this day.

2. Borrowers are in compliance with all of the terms and provisions set forth in the Loan Agreement and the Other Documents.

3.   No Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate the [ ] day of October, 1997.



                                                 -------------------------------
                                                       MICHAEL T. KENNEDY

                                 Exhibit 15.3

                        COMMITMENT TRANSFER SUPPLEMENT


COMMITMENT TRANSFER SUPPLEMENT, dated as of 16th October, 1997, among [       ]
(the "Transferor Lender"), [           ] ("Purchasing Lender"), and BNY
FINANCIAL LIMITED, as agent for the Lenders under the Revolving Credit Agreement described below (in such capacity, the "Agent").

                             W I T N E S S E T H:

WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 15.3 of the Revolving Credit Agreement dated as of 16th October, 1997 between STYROCHEM EUROPE (THE NETHERLANDS) B.V. ("StyroChem Europe"), STYROCHEM FINLAND OY ("StyroChem Finland"), THERMISOL DENMARK APS ("Thermisol Finland"), WINCUP HOLDINGS, L.P. ("WINCUP"), WINCUP HOLDINGS, INC. ("Holdings"), SP ACQUISITION CO. ("Acquisition"), STYROCHEM INTERNATIONAL, INC. ("StyroChem") and RADNOR HOLDINGS CORPORATION ("Radnor") (StryoChem Europe, StyroChem Finland, Thermisol Denmark, Thermisol Sweden, Thermisol Finland, WINCUP, Holdings, Acquisition, StyroChem and Radnor each an "Obligor" and jointly and severally, the "Obligors"), BNY FINANCIAL LIMITED ("BNY"), each of the other financial institutions, the "Lenders") and the Agent (as same may be amended, supplemental or otherwise modified in accordance with the terms hereof, the "Loan Agreement");

WHEREAS, Purchasing Lender wishes to become Lender party to the Loan Agreement; and

WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lender rights, obligations and commitments under the Loan Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. All capitalised terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

2. Upon receipt by the Agent of four counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I, and each of which has been executed by the Transferor Lender and Agent, Agent will transmit to Transferor Lender and Purchasing Lender a Transfer Effective Notice, substantially in the form of Schedule II to this Commitment Transfer Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the "Transfer Effective Date"), which date shall not be earlier than the first Business Day following the date such Transfer Effective Notice is received. From and after the Transfer Effective Date, Purchasing Lender shall be a Lender party to the Loan Agreement for all purposes thereof.

3. At or before 12:00 Noon (New York City time) on the Transfer Effective Date Purchasing Lender shall pay to Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between Transferor Lender and such Purchasing Lender (the "Purchase Price"), of the portion of the Advances being purchased by such Purchasing Lender (such Purchasing Lender's "Purchased Percentage") of the outstanding Advances and other amounts owing to the Transferor Lender of the Purchase Price from a Purchasing Lender, Transferor Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender hereby irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender's Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Loan Agreement together with all instruments, documents and collateral security pertaining thereto.

4. Transferor Lender has made arrangement with Purchasing Lender with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by Transferor Lender to such Purchasing Lender of any fees heretofore received by Transferor Lender pursuant to the Loan Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Purchasing Lender to Transferor Lender of fees or interest received by such Purchasing Lender pursuant to the Loan Agreement from and after the Transfer Effective Date.

5. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Loan Agreement shall, instead, be payable to or for the account of Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests a reflected in this Commitment Transfer Supplement.

     (b) All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Loan Agreement shall, instead, accrue for the account of, and be payable to, Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transferor Lender and Purchasing Lender will make appropriate arrangement for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from Borrowers.

6. Concurrently with the execution and delivery hereof, Transferor Lender will provide to Purchasing Lender conformed copies of the Loan Agreement and all related documents delivered to Transferor Lender.

7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

8. By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lender confirm to and agree with each other and Agent and Lenders as follows:

     (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto;

     (ii) Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Loan Agreement or any other instrument or document furnished pursuant hereto;

     (iii) Purchasing Lender confirms that is has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;

     (iv) Purchasing Lender will, independently and without reliance upon Agent, Transferor Lender or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

     (v) Purchasing Lender appoints and authorizes Agent to take such action as agent on it behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof;

     (vi) Purchasing Lender agrees that it will perform all of its respective obligations as set forth in the Loan Agreement to be performed by each as a Lender; and

     (vii) Purchasing Lender represents and warrants to Transferor Lender, Lenders, Agent and Borrower that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Loan Agreement and the Other Documents or (y) is engaged in trade or business within the United States of America.

9. Schedule I hereto sets forth the revised Commitment Percentages of Transferor Lender and the Commitment Percentage of Purchasing Lender as well as administrative information with respect to Purchasing Lender.

10. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on the date set forth above.



                                             -----------------------------------
                                             as Transferor Lender


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             -----------------------------------
                                             as Purchasing Lender


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             BNY FINANCIAL LIMITED
                                             as Agent


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Consented to:

WINCUP HOLDINGS L.P.


By:
   ------------------------------------
   Name:
   Its:

WINCUP HOLDINGS, INC.


By:
   ------------------------------------
   Name:
   Its:

SP ACQUISITION


By:
   ------------------------------------
   Name:
   Its:


STYROCHEM INTERNATIONAL, INC.


By:
   ------------------------------------
   Name:
   Its:


RADNOR HOLDINGS CORPORATION


By:
   ------------------------------------
   Name:
   Its:


STYROCHEM EUROPE (THE NETHERLANDS) B.V.


By:
   ------------------------------------
   Name:
   Its:


STYROCHEM FINLAND OY


By:
   ------------------------------------
   Name:
   Its:


THERMISOL DENMARK APS


By:
   ------------------------------------
   Name:
   Its:

THERMISOL FINLAND OY


By:
   ------------------------------------
   Name:
   Its:


THERMISOL SWEDEN AB


By:
   ------------------------------------
   Name:
   Its:

                  SCHEDULE I TO COMMITMENT TRANSFER SUPPLEMENT

         LIST OF OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS



[Transferor Lender]        Revised Commitment Amount         $

                           Revised Commitment Percentage:

[Purchasing Lender]        Commitment Amount                 $

                           Commitment Percentage:

Addresses for Notices

Attention:
Telephone:
Telecopier:

                 SCHEDULE II TO COMMITMENT TRANSFER SUPPLEMENT

                      [Form of Transfer Effective Notice]

To:  [         ], as Transferor Lender and
     [         ], as Purchasing Lender:

The undersigned, as Agent under the Revolving Credit Agreement dated as of 16th October, 1997 between each of the Obligors therein defined, BNY FINANCIAL LIMITED ("BNY"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (BNY and such other hereafter become a party to the Loan Agreement (BNY and such other financial institutions, the "Lenders") and BNY as agent for the Lenders, acknowledges receipt of four
(4) executed counterparts of a completed Commitment Transfer Supplement in the form attached hereto. [Note: Attach copy of Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be [Insert date of Transfer Effective Notice].

                                    BNY FINANCIAL LIMITED,
                                    as Agent


                                    By:
                                       -----------------------------------
                                    Title:
                                          --------------------------------

ACCEPTED FOR RECORDATION
IN REGISTER:

                                Schedule 5.2(b)

                                 Subsidiaries


Name of Obligor:           Radnor Holdings Corporation
Subsidiaries:              WinCup Holdings, Inc., Benchmark Holdings, Inc., SP
                           Acquisition Co., Radnor Management, Inc., Radnor
                           Asset Management, Inc., Radnor Investments, Inc.,
                           Radnor Investment Advisors, Inc.

                           The sole subsidiary of Radnor Investments, Inc. is Radnor Investments II, Inc.

                           Radnor Investment Advisors, Inc. is the general partner of Radnor Investment Advisors, L.P., a Delaware limited partnership.

                           Radnor Investment Advisors, L.P. is the general partner of Radnor Investments, L.P. a Delaware limited partnership.

Name of Obligor:           WinCup Holdings, Inc.
Subsidiaries:              WinCup Holdings, L.P. was dissolved and merged into
                           WinCup Holdings, Inc. in July 1997.

Name of Obligor:           SP Acquisition Co.
Subsidiaries:              StyroChem International, Inc., StyroChem International,
                           Ltd. (Quebec corporation), StyroChem Europe (the
                           Netherlands) B.V. (Netherlands corporation).  The
                           subsidiaries of StyroChem Europe (the Netherlands)
                           B.V. are: StyroChem Finland Oy (Finnish Corporation),
                           Thermisol Denmark Aps (Netherlands Corporation),
                           Thermisol Finland Oy (Finnish Corporation), and
                           Thermisol Sweden AB (Swedish Corporation).

Name of Obligor:           StyroChem International, Inc.
Subsidiaries:              StyroChem FSC, Ltd. (Barbados corporation)

Name of Obligor:           StyroChem Europe (the Netherlands) B.V.
Subsidiaries:

Name of Obligor:           StyroChem Finland Oy
Subsidiaries:              None

Name of Obligor:           Thermisol Denmark Aps
Subsidiaries:              None


Name of Obligor:           Thermisol Sweden AB
Subsidiaries:              None

Name of Obligor:           Thermisol Finland Oy
Subsidiaries:              None

                                                                  CONFORMED COPY



                              12th December, 1997



               SUPPLEMENT REVOLVING MULTICURRENCY CREDIT AGREEMENT


                             BNY FINANCIAL LIMITED
                                NATIONSBANK N.A.

                                   AS LENDERS


                                      WITH


                    STYROCHEM EUROPE (THE NETHERLANDS) B.V.
                              STYROCHEM FINLAND OY
                             THERMISOL DENMARK APS
                              THERMISOL SWEDEN AB
                              THERMISOL FINLAND OY
                                  AS BORROWERS

                            GUARANTEED BY INTER ALIA

                             WINCUP HOLDINGS, INC.
                          RADNOR CHEMICAL CORPORATION
                              STYROCHEM U.S., INC.
                          RADNOR HOLDINGS CORPORATION

                                      WITH


                             BNY FINANCIAL LIMITED
                                    AS AGENT



                                 ALLEN & OVERY
                                     London

                                    CONTENTS

Clause                                                                Page
1.  Definitions...........................................................
2.  Advances, Payments..................................................11
3.  Interest And Fees...................................................19
4.  Cross-Guarantee.....................................................22
5.  Representations And Warranties......................................26
6.  Affirmative Covenants...............................................30
7.  Negative Covenants..................................................34
8.  Conditions Precedent................................................37
9.  Information.........................................................42
10. Events Of Default...................................................44
11. Lenders' Rights And Remedies After Default..........................47
12. Waivers And Judicial Proceedings....................................48
13. Effective Date And Termination......................................48
14. Regarding Agent.....................................................49
15. Miscellaneous.......................................................52
16. Borrowing Agency....................................................59

AError! Bookmark not defined.
Annex 1 Commitment Transfer Supplement..................................63
     Schedule I to Commitment Transfer Supplement.......................69
     Schedule II to Commitment Transfer Supplement......................70
Annex 2 Subsidiaries....................................................71


                                                                     B3:112290.1
--------------------------------------------------------------------------------

THIS AGREEMENT is dated as of 12th December, 1997 between:

(1) STYROCHEM EUROPE (THE NETHERLANDS), B.V., STYROCHEM FINLAND OY, THERMISOL DENMARK APS, THERMISOL FINLAND OY and THERMISOL SWEDEN AB(in this capacity each a "Borrower" and together the "Borrowers");

(2) WINCUP HOLDINGS, INC., RADNOR CHEMICAL CORPORATION, STYROCHEM U.S. INC., RADNOR HOLDINGS CORPORATION, (each a "U.S. Guarantor" and together the "U.S. Guarantors") STYROCHEM EUROPE (THE NETHERLANDS) B.V., STYROCHEM FINLAND OY, THERMISOL FINLAND OY and THERMISOL SWEDEN AB each a "European Guarantor" and together the "European Guarantors");

(3) BNY FINANCIAL LIMITED and NATIONSBANK N.A. as lenders (in this capacity each a "Lender" and together the "Lenders"); and

(4) BNY FINANCIAL LIMITED as administrative agent (in this capacity the "Agent")

WHEREAS Wincup, Acquisition, StyroChem and Radnor have entered into the U.S. Credit Facility (as defined below) and pursuant to which it is stipulated that the parties hereto will enter into this Agreement which shall constitute a supplement to the U.S. Credit Facility.

WHEREAS the parties hereto wish to terminate the credit agreements entered into between them on 15th October, 1997 and 21st November, 1997 and replace the same with this Agreement.

IT IS AGREED that the U.S. Credit Facility be supplemented as follows:

1.     DEFINITIONS

1.1    Accounting Terms

       As used in this Agreement or any certificate, report, note or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 to the extent not defined, shall have the respective meanings given to them under GAAP; provided, however, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP applied in preparation of the audited financial statements of Radnor on a Consolidated Basis for the fiscal period ended 31st December, 1996.

1.2    General Terms

       For purposes of this Agreement terms defined in the U.S. Credit Facility and exhibits and schedules referred to in the same shall have the same meaning herein as therein and the following terms shall have the following meanings:

       "Acquisition" shall mean Radnor Chemical Corporation, a corporation organised and existing under the laws of the State of Delaware.

       "Advances" shall mean the principal amount of each borrowing by a Borrower under this Agreement or the principal amount outstanding of that borrowing.

                                       2
                                                                     B3:112290.1
--------------------------------------------------------------------------------

       "Advance Rates" shall have the meaning set forth in Section 2.1(a) hereof.

       "Agent's Spot Rate of Exchange" shall mean the Agent's spot rate of exchange for the purchase of the relevant Optional Currency in the London foreign exchange market with Dollars (as supplied to it at its request by the Reference Banks) at or about 11.00 a.m. (London time) on a particular day.

       "Applicable Margin" for any period shall be determined by the ratio of Funded Indebtedness to EBITDA calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended which shall be subject to adjustment from time to time as set forth in Section 3.1. The Applicable Margin with respect to each Advance provided in Section
       3.1 and in respect of the Facility Fee provided for in Section 3.3 hereof, as the case may be, shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

       Funded Indebtedness to EBITDA                           Advance       Facility Fee
       Greater than 5.0 to 1.0                                  2.00%           .50%

       Greater than 4.1 to 1.0                                  1.75%          .375%
       But equal to or less than 5.0 to 1.0

       Greater than 3.1 to 1.0                                  1.50%           .25%
       But equal to or less than 4.1 to 1.0

       Greater than 2.1 to 1.0                                  1.25%          .125%
       But equal to or less than 3.1 to 1.0

       Equal to or less than 2.1 to 1.0                         1.00%          .125%


       "Borrower" or "Borrowers" shall have the meaning set forth in the preamble to this Agreement and shall include all permitted successors and assigns of such Persons.

       "Borrowing Agent" shall mean StyroChem Europe.

       "Business Day" shall mean a day (other than a Saturday or a Sunday) on which banks are open for business in (a) London and New York and (b) in relation to a transaction involving an Optional Currency, the principal financial centre of the country of the Optional Currency or if more than one country, the country or countries designated by the Agent.

       "Change of Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in a transfer of control of any Borrower or U.S. Guarantor to a Person who is not an Original Owner or an Affiliate of an Original Owner or (b) any merger or consolidation of or with any Borrower or U.S. Guarantor or sale or transfer of all or substantially all of the property or assets of any Borrower or U.S. Guarantor with or to a Person that is not a Borrower or U.S. Guarantor hereunder. For purposes of this definition, "control of Borrower or U.S. Guarantor" shall mean the power, direct or indirect, (x) to vote 50% or more of the securities having ordinary voting power for the election of directors of any

                                       3
                                                                    B3:112290.1
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       Borrower or U.S. Guarantor or (y) to direct or cause the direction of the management and policies of a Borrower or U.S. Guarantor, by contract or otherwise.

       "Change of Ownership" shall mean (a) any transfer (whether in one or more transactions) of ownership of 50% or more of the common stock of any Borrower or U.S. Guarantor (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of any Borrower or U.S. Guarantor held by any Original Owner is convertible or for which any such shares of the capital stock of any Borrower or U.S. Guarantor or of any other Person may be exchanged and any shares of common stock issuable to its Parent upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners) to a Person who is neither (at the time of such transfer) an Original Owner nor an Affiliate of an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of any Borrower or U.S. Guarantor with or to a Person that is not a Borrower or U.S. Guarantor hereunder.

       "Charges" shall mean all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, licence, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing or other authority, domestic or foreign, upon the Security Assets, any Borrower.

       "Commitment Percentage" of any Lender shall mean the percentage set forth below such Lender's name on the signature page hereof as same may be adjusted upon any assignment by a Lender pursuant to Section 15.3(b) hereof.

       "Commitment Transfer Supplement" shall mean a document in the form of Annex 1 hereto, properly completed and otherwise in form and substance satisfactory to Agent by which the Purchasing Lender purchases and assumes a portion of the obligation of Lenders to make Advances under this Agreement.

       "Consents" shall mean all filings and all licenses, permits, consents, approvals, authorisations, qualifications and orders of governmental authorities and other third parties, domestic or foreign, necessary to carry on Borrower or U.S. Guarantor's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

       "Contract Rate" shall mean, as applicable, the Revolving Interest Rate or the Default Rate.

       "Customer" shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which any Borrower is to deliver any personal property or perform any services.

       "Danish Krona" shall mean the lawful currency for the time being of Denmark.

       "Default" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                                       4
                                                                     B3:112290.1
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       "Default Rate" shall have the meaning set forth in Section 3.1 hereof.

       "Deutschmarks" shall mean the lawful currency for the time being of Germany.

       "Documents" shall have the meaning set forth in Section 8.1(c) hereof.

       "Dollars" and the sign "$" shall mean lawful currency of the United States of America.

       "Effective Date" shall mean the date hereof or such other date as may be agreed to by the parties hereto.

       "Eligible Inventory" shall mean and include Inventory excluding work in process, with respect to each Borrower, valued at the lower of cost or market value, determined on a first-in-first-out basis, which is not, in Agent's opinion, obsolete, slow moving or unmerchantable and which Agent, in its sole discretion, shall not deem ineligible Inventory, based on such considerations as Agent may from time to time deem appropriate including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in favour of Agent for the rateable benefit of the Lenders and whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof.

       "Eligible Receivables" shall mean and include, with respect to each Borrower, each Receivable arising in the ordinary course of such Borrower's business and which Agent, in its sole credit judgment, shall deem to be an Eligible Receivable, based on such considerations as Agent may from time to time deem appropriate. A Receivable shall not be deemed eligible unless such Receivable is subject to Agent's first priority perfected security interest for the rateable benefit of the Lenders and no other Lien other than Permitted Encumbrances, and is evidenced by an invoice, bill of lading or other documentary evidence satisfactory to Agent. In addition, no Receivable shall be an Eligible Receivable if:

       (a) it arises out of a sale made by any Borrower to an Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower;

       (b) it is due or unpaid more than ninety (90) days after the original invoice date;

       (c) twenty-five per cent. (25%) or more of the Receivables from the Customer are not deemed Eligible Receivables hereunder. Such percentage may, in Agent's sole discretion, be increased or decreased from time to time;

       (d) any covenant, representation or warranty contained in this Agreement with respect to such Receivable has been breached;

       (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors,
            (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state, federal or other applicable

                                       5
                                                                     B3:112290.1
--------------------------------------------------------------------------------

            bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors,
            (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

       (f) the sale to the Customer is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

       (g) Agent believes, in its sole judgment, that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

       (h) the Customer is the United States of America or any government or nation other than the United States of America, any state or any department, agency or instrumentality of any of them, unless the applicable Borrower effectuates an assignment of its right to payment of such Receivable to Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Sub-Section 3727 et seq. and 41 U.S.C. Sub-Section 15 et seq.) or has otherwise complied with other applicable statutes or ordinances;

       (i) the goods giving rise to such Receivable have not been shipped and delivered to and accepted by the Customer or the services giving rise to such Receivable have not been performed by the applicable Borrower and accepted by the Customer or the Receivable otherwise does not represent a final sale;

       (j) the Receivables of the Customer exceed a credit limit determined by Agent, in its sole discretion, to the extent such Receivable exceeds such limit;

       (k) the Receivable is subject to any offset, deduction, defence, dispute, or counterclaim to the extent of such offset, deduction, defence, dispute or counterclaim, the Customer is also a creditor or supplier of a Borrower or the Receivable is contingent in any respect or for any reason;

       (l) the applicable Borrower has made any agreement with a Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

       (m) shipment of the merchandise or the rendition of services has not been completed;

       (n) any return, rejection or repossession of the merchandise has occurred;

       (o)  such Receivable is not payable to a Borrower; or

       (p) such Receivable is not otherwise satisfactory to Agent as determined in good faith by Agent in the exercise of its discretion in a reasonable manner.

                                       6
                                                                     B3:112290.1
--------------------------------------------------------------------------------


       "Equipment" shall mean and include as to each Borrower all of such Borrower's goods (excluding Inventory) whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

       "Event of Default" shall mean the occurrence and continuance of any of the events set forth in Article 10 hereof.

       "Finnish Markka" shall mean the lawful currency for the time being of Finland.

       "Fixed Charge Coverage" for any period shall mean the ratio for any period of (1) such period of EBITDA to (2) all Debt Payments plus (a) the aggregate amount of capital expenditures actually made plus (b) the aggregate amount of cash payments of taxes made.

       "Formula Amount" shall have the meaning set forth in Section 2.1(a) hereof.

       "General Intangibles" shall mean and include as to each Borrower all of such Borrower's general intangibles, whether now owned or hereafter acquired including, without limitation, all choses in action, causes of action, corporate or other business records, inventions, designs, patents, patent applications, equipment formulations, manufacturing procedures, quality control procedures, trademarks, service marks, trade secrets, goodwill, copyrights, design rights, registrations, licences, franchises, customer lists, tax refunds, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Borrower to secure payment of any of the Receivables by a Customer, all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

       "Interest Period" shall mean the period provided for any Advance pursuant to Section 2.2(b) or in the case of overdue interest pursuant to Section 3.1.

       "Inventory" shall mean and include as to each Borrower all of such Borrower's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

       "Inventory Advance Rate" shall mean such term as defined in Section 2.1.

       "Lender" and "Lenders" shall have the meaning ascribed to such term in the Preamble, each Purchasing Lender and shall include each person which is a transferee, successor or assign of any Lender or any Purchasing Lender.

       "LIBOR" shall mean for any Advance for the then current Interest Period relating thereto, the arithmetic mean rounded upwards if necessary to the nearest one-sixteenth of one per cent. (1/16%) of rates per annum supplied to the Agent, at its request, quoted by the Reference Banks at or about 11.00 a.m. two (2) Business Days prior to the first day of such Interest

                                       7
                                                                     B3:112290.1
--------------------------------------------------------------------------------

       Period for the offering by the Reference Banks to prime commercial banks in the London Interbank Euromarket of deposits in the currency of the relevant Advance in immediately available funds for a period equal to such Interest Period and in an amount equal to the amount of such Advance.

       "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), Charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

       "Material Adverse Effect" shall mean a material adverse effect on (a) the condition, operations, assets, business or prospects of the applicable Person or Persons, (b) the ability of any Borrower, European or U.S. Guarantor to pay the Obligations in accordance with the terms thereof,
       (c) the value of the Security Assets, the Liens on the Security Assets or the priority of any such Lien, or (d) the practical realisation of the benefits of Agent and Lenders' rights and remedies under this Agreement and the Security Documents, all as determined by the Required Lenders in the good faith exercise of their sole and absolute discretion.

       "Maximum Loan Amount" shall mean $10,000,000.

       "Norwegian Krone" shall mean the lawful currency for the time being of Norway.

       "Obligations" shall mean and include, with respect to each Borrower, European and U.S. Guarantor, any and all of each such Borrower's, European and U.S. Guarantor's Indebtedness and/or liabilities to Agent or any of the Lenders or any corporation that directly or indirectly controls or is controlled by or is under common control with any Lender of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated under this Agreement or under any Security Document and all obligations of each such Borrower, European and U.S. Guarantors to Agent or the Lenders to perform acts or refrain from taking any action under this Agreement or any Security Document.

       "Optional Currencies" shall mean German Deutschmarks, Danish Krona, Finnish Markka, Norwegian Krone or Swedish Krona.

       "Original Dollar Amount" in relation to an Advance, means (a) if that Advance is denominated in Dollars, the amount of that Advance, or (b) if the Advance is denominated in an Optional Currency, the equivalent in Dollars of the amount of that Advance at the Agent's Spot Rate of Exchange two Business Days prior to its proposed day of borrowing.

       "Payment Office" shall mean the office or bank in the principal financial centre of the country of the relevant currency or, such other office of Agent, if any, which it may designate by notice to Borrowing Agent and each Lender to be the Payment Office.

                                       8
                                                                     B3:112290.1
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       "Permitted Encumbrances" shall mean (a) Liens in favour of Agent for the rateable benefit of the Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Borrowers; provided, that, the Lien shall have no effect on the priority of the Liens in favour of Agent for the rateable benefit of the Lenders or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien for the rateable benefit of the Lenders shall be in effect; (c) Liens disclosed in the financial statements referred to in Section 5(e); (d) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Borrower's business; (f) judgment Liens that have been stayed or bonded and mechanics', worker's, materialmen's or other like Liens arising in the ordinary course of any Borrower's business with respect to obligations which are not due or which are being contested in good faith by the applicable Borrower; (g) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that
       (x) any such lien shall not encumber any other property of any Borrower and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7(f); and (h) Liens disclosed on Schedule 1.2 of the U.S. Credit Facility.

       "Pound Sterling" shall mean the lawful currency for the time being of Great Britain.

       "Pro Forma Balance Sheet" shall have the meaning set forth in Section 5(e)(i) hereof.

       "Pro Forma Financial Statements" shall have the meaning set forth in
       Section 5(e)(ii) hereof.

       "Projections" shall have the meaning set forth in Section 5(e)(ii) hereof.

       "Purchasing Lender" shall have the meaning set forth in Section 15.3 hereof.

       "Radnor" shall mean Radnor Holdings Corporation, a corporation organised and existing under the laws of the State of Delaware.

       "Radnor on a Consolidated Basis" shall mean the consolidation in accordance with GAAP of the accounts or other items of Radnor and its Subsidiaries.

       "Receivables" shall mean and include as to each Borrower all of such Borrower's accounts, contract rights, instruments (including those evidencing indebtedness among Borrowers and its Affiliates), documents, chattel paper, general intangibles relating to accounts, drafts and acceptances, and all other forms of obligations owing to such Borrower arising out of or in connection with the sale or lease of Inventory or the rendition of services, all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Agent for the rateable benefit of the Lenders hereunder.

       "Receivables Advance Rate" shall have the meaning set forth in Section 2.1(a) hereof.

                                       9
                                                                     B3:112290.1
--------------------------------------------------------------------------------

       "Reference Bank" shall mean the London offices of The Bank of New York, Nationbank N.A. and Lloyds Bank PLC or such other bank as the Agent and the Borrowing Agent may agree.

       "Release" shall have the meaning set forth in Section 5.7(g)(iii) hereof.

       "Reportable Event" shall mean a reportable event described in Section 4043(b) of ERISA or the regulations promulgated thereunder.

       "Required Lenders" shall mean Lenders holding at least fifty one per cent. (51%) of the Advances or if no Advances are outstanding, fifty one per cent. (51%) of the Commitment Percentages.

       "Revolving Interest Rate" shall mean an interest rate per annum equal to
       (a) LIBOR plus (b) Applicable Margin.

       "Security Assets" shall mean all the assets secured in favour of the Agent and Lenders under the Security Documents.

       "Security Documents" shall mean (a) the StyroChem Finland Security Agreement and the Collateral Documents as defined therein and related thereto, (b) the Thermisol Finland Security Agreement and the Collateral Documents as defined therein and related thereto, and (c) any other document designated as such by the Agent and the Borrowing Agent.

       "StyroChem" shall mean StyroChem U.S., Inc., a corporation organised and existing under the laws of the State of Texas.

       "StyroChem Europe" shall mean StyroChem Europe and its Subsidiaries, (the Netherlands) B.V., a Netherlands corporation.

       "StyroChem Europe Acquisition Agreement" shall mean the Sale of Assets Agreement among Radnor, StyroChem Finland, Thermisol Finland, Thermisol Sweden, Thermisol Denmark, Neste Oy, Isora Oy, Neste Cellplast AB, and Neste Thermisol A/S pursuant to which Radnor acquired, through StyroChem Europe, all of the polystyrene and conversion operations of Neste Oy in Finland, Sweden and Denmark.

       "StyroChem Finland" shall mean StyroChem Finland Oy a corporation organised under the laws of Finland.

       "StyroChem Finland Security Agreement" shall mean the security agreement entered or to be entered into by StyroChem Finland in favour of the Agent pursuant to this Agreement.

       "Swedish Krona" shall mean the lawful currency for the time being of Sweden

       "Term" shall mean the Effective Date through 15th October, 2002 or such earlier date on which the Agent terminates this Agreement in accordance with its terms.

       "Thermisol Denmark" shall mean Thermisol Denmark ApS, a corporation organised under the laws of Denmark.

                                      10
                                                                     B3:112290.1
--------------------------------------------------------------------------------

       "Thermisol Finland" shall mean Thermisol Finland Oy a corporation organised under the laws of Finland.

       "Thermisol Finland Security Agreement" shall mean the security Agreement entered or to be entered into by Thermisol Finland in favour of the Agent pursuant to this Agreement.

       "Thermisol Sweden" shall mean Thermisol Sweden AB, a corporation organised under the laws of Sweden.

       "Total Interest" for any period shall mean the accrued and unpaid interest obligations of Radnor on a Consolidated Basis with respect to its outstanding Indebtedness during such period.

       "Transferee" shall have the meaning set forth in Section 15.3(b) hereof.

       "Transactions" shall have the meaning set forth in Section 5(e) hereof.

       "Undrawn Availability" at a particular date shall mean an amount equal to
       (a) the lesser of (i) the Formula Amount or (ii) the Maximum Loan Amount, minus (b) the sum of (i) the outstanding amount of Advances plus (ii) all amounts due and owing to Borrowers' trade creditors which are outstanding more than sixty (60) days past the due date therefor.

       "U.S. Credit Facility" means the Second Amended and Restated Revolving Credit and Security Agreement entered into between BNY Financial Corporation as Agent or Lender and the U.S. Guarantors and others pursuant to which the U.S. Lenders agree to fund loans to the U.S. Guarantors up to an aggregate principal amount of U.S.$30,000,000.

       "U.S. Guarantors" shall mean each of Wincup, Acquisition, StyroChem and Radnor, together known as the "U.S. Guarantors".

       "U.S. Lenders" means the Lenders as defined in the U.S. Credit Facility.

       "Wincup" shall mean Wincup Holdings, Inc., a corporation organised under the laws of the State of Delaware.

       "Working Capital" at a particular date, shall mean the excess, if any, of Current Assets over Current Liabilities at such date.

1.3    Certain Matters of Construction

       The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements to which Agent is a party, including, without limitation, references to any of the Security Documents or the US Credit Facility shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                                      11
                                                                     B3:112290.1
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2.        ADVANCES, PAYMENTS

2.1       (a)  Borrowing Base

          Subject to the terms and conditions set forth in this Agreement, each Lender, severally and not jointly, agrees to make Advances to the Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment per cent of the lesser of (x) the Maximum Loan Amount or (y) the sum of:

          (i) up to 85%, subject to the provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables of Borrowers determined by the Agent on the basis of the most recent report provided to the Agent pursuant to Section 9(b)(a) hereunder on the date the Agent receives a notice of borrowing under Section 2.2(a) hereunder, plus

          (ii) the lesser of (x) $5,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of Eligible Inventory of Borrowers determined by the Agent on the basis of the most recent report provided to the Agent pursuant to Section 9(b)(c) hereunder on the date the Agent receives a notice of borrowing under Section 2.2(a) hereunder (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to, collectively, as the "Advance Rates"), minus

          (iii) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

          The sum of the amounts (taken at their Original Dollar Amount) derived from (x) the sum of Sections 2.1(a)(y)(i) plus 2.1(a)(y)(ii) minus (y) the amount of Section 2.1(a)(y)(iii) at any time and from time to time shall be referred to as the "Formula Amount".

     (b)  Discretionary Rights

          The Advance Rates may be increased or with the consent of the Required Lenders, decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. The Borrowers consent to any such increases or decreases and acknowledge that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by any Borrower.

2.2  Procedure for Borrowing

(a) In the event any Borrower desires to obtain an Advance, it shall give Agent, through the Borrowing Agent, at least three (3) Business Days' prior written notice; specifying (i) the date of the proposed borrowing (which shall be a Business Day), (ii) the Original Dollar Amount on the date of such Advance to be borrowed, which amount shall be in a minimum of $1,000,000 in the case of an Advance to be denominated in Finnish Markka and $500,000 in the case of an Advance to be denominated in any other currency, and (iii) the duration of the Interest Period

                                      12
                                                                     B3:112290.1
--------------------------------------------------------------------------------

     therefor. Interest Periods shall be for one (1), two (2), three (3) or six
     (6) months. There shall not be outstanding more than ten (10) Advances, in the aggregate.

(b) Each Interest Period of an Advance shall commence on the date such Advance is made and shall end on such date as a Borrower may elect in each notice of borrowing referred to in (a) above provided that:

     (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be the next preceding or succeeding Business Day as is the Reference Bank's custom in the market to which such Advance relates;

     (ii)     no Interest Period shall end after the last day of the Term; and

     (iii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end, shall (subject to Section 2.2(b)(i) above) end on the last day of such calendar month.

     The Borrowing Agent shall elect each Interest Period applicable to an Advance by its notice of borrowing given to Agent pursuant to Section 2.2(a).

(c) In the event that any prepayment of an Advance is required or permitted on a date other than the last Business Day of the Interest Period with respect thereto such Borrower shall indemnify Agent and Lenders therefor in accordance with Section 2.2(d) hereof.

(d) Each Borrower shall indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any and all losses or expenses that Agent and any Lender may sustain or incur as a consequence of any prepayment or any default by any Borrower in the payment of the principal of or interest on any Advance or failure by such Borrower to complete a borrowing of, a prepayment of any Advance after notice thereof has been given, including (but not limited to) any interest payable by Agent or any Lender to lenders of funds obtained by it in order to make or maintain its Advances hereunder.

(e) Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection (f), the term "Lender" shall include any Lender and the office or branch where any Lender makes or maintains any Advance or any corporation or bank controlling such Lender) to make or maintain its participation in any Advance, the obligation of any Lender to participate in such Advance hereunder shall forthwith be cancelled and the relevant Borrower shall, if any affected Advance are then outstanding, promptly upon request from Agent, repay all such affected Advance. If any such repayment of any Advance is made on a day that is not the last day of an Interest Period relative to such Advance , the relevant Borrower shall pay such Lender, upon such Lender's request, such amount or amounts as may be necessary to compensate such Lender for any loss or expense sustained or incurred by such Lender in respect of such Advance as a result of such repayment, including (but not limited to) any interest or other amounts payable by such Lender to lenders of funds obtained by such Lender in order to make or maintain such Advance. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent to Borrower shall be conclusive absent manifest error; provided, each Lender shall use its reasonable efforts to minimise or avoid any such additional payment.

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2.3  Disbursement of Advance Proceeds

     All Advances shall be disbursed from whichever office or other place Agent may designate from time to time and, together with any and all other Obligations of Borrowers to Agent or any of the Lenders, shall be charged to the applicable Borrower's account on Agent's books. During the Term, Borrowers may use the Advances by borrowing, prepaying and reborrowing, all in accordance with the terms and conditions hereof. The proceeds of each Advance requested on behalf of any Borrower shall, with respect to requested Advances to the extent the Lenders make such Advances, be made available to such Borrower on the day so requested by way of credit to such Borrower's operating account at the Bank, or such other bank as the Borrowing Agent may designate following notification to Agent, in federal funds or other immediately available funds or, with respect to Advances deemed to have been requested, be disbursed to Agent to be applied to the outstanding Obligations giving rise to such deemed request.

2.4  Optional Currencies

(a)  Selection

     (i) A Borrower shall, through the Borrowing Agent, select the currency of an Advance in the relevant notice for borrowing.

     (ii)     The currency of each Advance must be Dollars or an Optional
              Currency.

     (iii) No Borrower may choose a currency if as a result the Advances would be denominated at any one time in more than five currencies.

     (iv) The Agent shall notify each Lender of the currency and the Original Dollar Amount of each Advance and the applicable Agent's Spot Rate of Exchange promptly after they are ascertained.

(b)  Revocation of currency

     If before 9.30 a.m. on any day falling two Business Days prior to the commencement of an Interest Period relating to an Advance, the Agent receives notice from a Lender that:

     (i) it is impracticable for the Lender to fund its participation in the relevant Advance in the relevant Optional Currency during its Interest Period in the ordinary course of business in the London interbank market; and/or

     (ii) the use of the proposed Optional Currency might contravene any law or regulation,

              the Agent shall give notice to the relevant Borrower and to the Lenders to that effect before 11.00 a.m. on that day. In this event:

     (i) the relevant Borrower and the Lender may agree that the drawdown will not be made; or
     (ii)     in the absence of agreement:

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                                      14
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              (1)  that Lender's participation in the Advance (or, if more than one Lender is similarly affected, those Lender's participations in the Advance) shall be treated as a separate Advance denominated in Dollars during the relevant Interest Period;

              (2) in the definition of "LIBOR" (insofar as it applies to that Advance) in Section 1.1 (Definitions) there shall be substituted for the time "11.00 a.m." the time "1.00 p.m.".

(c)  Amount of Optional Currencies

     (i)      Drawdowns

              If an Advance is to be drawn down in an Optional Currency, the amount of each Lender's participation in that Advance will be determined by converting into that Optional Currency the Lender's participation in the Original Dollar Amount of that Advance on the basis of the Agent's Spot Rate of Exchange two Business Days before its date of borrowing.

     (ii)     Notification

              The Agent shall notify the Lenders and the Borrower of Optional Currency amounts (and the applicable Agent's Spot Rate of Exchange) promptly after they are ascertained.

(d)  Change of Currency

     (i) If more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

              (1) any reference in this Agreement or any other Agreement to, and any obligations arising under this Agreement or any other Agreement in, the currency of that county shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent; and

              (2) any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent acting reasonably.

     (ii) If a change in any currency of a country occurs, this Agreement will and each other Agreement shall be deemed to be amended to the extent the Agent (having consulted with the Lenders) specifies to be necessary to reflect the change in currency and to put the Lenders in the same position, so far as possible, that they would have been in if no change in currency had occurred.

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                                      15
                                                                     B3:112290.1
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2.5  Maximum Advances; Repayment of Excess Advances

     The aggregate Original Dollar Amount balance of Advances outstanding at any time to Borrowers shall not exceed the lesser of (a) Maximum Loan Amount or
     (b) the Formula Amount.

2.6  Repayment of Advances

(a) Each Advance shall be due and payable in full on the last day of each Interest Period relative thereto subject to earlier prepayment as herein provided. Amounts repaid hereunder may be reborrowed subject to the terms of this Agreement.

(b) Where the last date of an Interest Period for an outstanding Advance coincides with the date on which a new Advance denominated in the same currency is to be made, the Agent shall apply the new Advance in or towards repayment of the outstanding Advance so that:

     (i) where the amount of the outstanding Advance exceeds the amount of the new Advance, such Borrower shall be required to repay only the excess;

     (ii) where the amount of the outstanding Advance is exactly the same as the amount of the new Advance, such Borrower shall not be required to make any payment; and

     (iii) where the amount of the new Advance exceeds the outstanding Advance, the excess shall be advanced to such Borrower,

     PROVIDED ALWAYS THAT nothing in this paragraph (b) shall have the effect, or be deemed to have the effect, of converting part or all of any Advance into a term loan and PROVIDED FURTHER THAT the other provisions of this Agreement (including, without limitation, the provisions of Section 8 are complied with).


(c) Each Borrower shall repay the aggregate principal amount of all outstanding Advances in any event by no later than the end of Term.

(d) All payments of principal, interest and other amounts payable hereunder, or under any of the related agreements shall be made to Agent at the Payment Office in the principal financial centre of the country of the relevant currency on the due date therefor in lawful money of the country of the relevant currency in immediately available funds to Agent.

(e) Borrowers shall pay principal, interest, and all other amounts payable hereunder, or under any related agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

2.7  Currency

     (i) A repayment or prepayment of an Advance or any part of an Advance is payable in the currency in which such Advance is denominated on its due date.

     (ii) Interest is payable in the currency in which the relevant amount in respect of which it is payable is denominated.

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                                      16
                                                                     B3:112290.1
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     (iii)    Amounts payable in respect of costs, expenses and taxes and the like are payable in the currency in which they are incurred.

     (iv) Any other amount payable under this Agreement is, except as otherwise provided in this Agreement, payable in Dollars.

2.8  Statement of Account

     Agent shall maintain, in accordance with its customary procedures, a loan account in the name of each Borrower in which shall be recorded the date and amount of each Advance made by Lenders and the date and amount of each payment in respect thereof; provided, however, the failure by Agent to record the date and amount of any Advance shall not adversely affect Agent or any Lender. Each month, Agent shall send to Borrowing Agent a statement showing the accounting for the Advances made, payments made or credited in respect thereof, and other transactions between Lenders and each Borrower, during such month. The monthly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lenders and Borrowers unless Agent receives a written statement of a Borrower's specific exceptions thereto within thirty (30) days after such statement is received by Borrowing Agent. The records of Agent with respect to the loan account shall be prima facie evidence of the amounts of Advances and other charges thereto and of payments applicable thereto, absent manifest error.

2.9  Additional Payments

     Any sums expended by Agent or any Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement or any Security Document including, without limitation, any Borrower's obligations under
     Section 6(a) hereof, may be charged to such Borrower's account as an Advance and added to the Obligations, provided Agent shall promptly thereafter provide to Borrowing Agent a copy of documentation supporting such charges.

2.10 Manner of Borrowing and Payment

(a) Each borrowing of Advances shall be advanced according to the Commitment Percentages of the Lenders.

(b)  (i)      Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Advances, shall be applied to the Advances pro rata according to the applicable Commitment
              Percentages of the Lenders.

(c) If any amount owing by a Borrower, a European or U.S. Guarantor hereunder to the Agent or any Lender (the "recovering Finance Party") is discharged by payment, set-off or any other manner other than through the Agent in accordance with Section 2.10 (a "recovery"), then:

     (i) the recovering Finance Party shall, within three Business Days, notify details of the recovery to the Agent;

     (ii) the Agent shall determine whether the recovery is in excess of the amount which the recovering Finance Party would have received had the recovery been received by the Agent and distributed in accordance with section 2.10(b);

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                                      17
                                                                     B3:112290.1
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     (iii)    subject to Section 2.10(e), the recovering Finance Party shall within three Business Days of demand by the Agent pay to the Agent an amount (the "redistribution") equal to the excess;

     (iv) the Agent shall treat the redistribution as if it were a payment by the Borrower, European or U.S. Guarantor concerned under
              Section 2 and shall pay the redistribution to the Lenders (other than the recovering Finance Party) in accordance with section 2.10(b);

     (v) after payment of the full redistribution, the recovering Finance Party will be subrogated to the portion of the claims paid under paragraph (iv) above and that Borrower, European or U.S. Guarantor will owe the recovering Finance Party a debt which is equal to the redistribution immediately payable and of the type originally discharged.

(d)  If under Section 2.10(c):

     (i) a recovering Finance Party must subsequently return a recovery, or an amount measured by reference to a recovery, to a Borrower, European or U.S. Guarantor; and

     (ii) the recovering Finance Party has paid a redistribution in relation to that recovery,

     each Lender shall, within three Business Days of demand by the recovering Finance Party through the Agent, reimburse the recovering Finance Party all or the appropriate portion of the redistribution paid to that Lender. Thereupon, the subrogation in Section 2.6(c)(v) will operate in reverse to the extent of the reimbursement.

(e)  Notwithstanding Section 2.10(d) above:

     (i) A recovering Finance Party need not pay a redistribution to the extent that it would not, after the payment, have a valid claim against the Borrower, European or U.S. Guarantor concerned in the amount of the redistribution pursuant to Section 2.10(c)(v).

     (ii) Where a recovering Finance Party has recovered an excess amount as a consequence of the satisfaction or enforcement of a judgment obtained in any legal action or proceedings to which it is a party, Section 2.10(c) shall not apply so as to benefit any other Lender which (being entitled so to do) did not join with the recovering Finance Party in such action or proceedings unless the recovering Finance Party did not give prior notice of its involvement in such action or proceedings to the Agent for disclosure to the other Lenders.

(f) Unless Agent shall have been notified by telephone, confirmed in writing, by any Lender that such Lender will not make the amount which would constitute its applicable Commitment Percentage of the Advances available to Agent, Agent may (but shall not be obligated to) assume that such Lender shall make such amount available to Agent and, in reliance upon such assumption, make available to Borrowers a corresponding amount. Agent will promptly notify Borrowing Agent of its receipt of any such notice from a Lender. If such amount is made available to Agent on a date after the relevant date of borrowing relative to such Advances,

                                      18
                                                                     B3:112290.1
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     such Lender shall pay to Agent on demand an amount equal to its cost of funds and any other transactional costs associated with movement of such fund from and including such drawdown date to the date on which such amount becomes immediately available to Agent. A certificate of Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to Agent by such Lender within three (3) Business Days after the relevant date of borrowing, Agent shall be entitled to recover such an amount, with interest thereon at the rate per annum reflecting the Agent's cost of funds, on demand from Borrowers; provided, however, that Agent's right to such recovery shall not prejudice or otherwise adversely affect any Borrower's rights (if any) against such Lender.

(g) Notwithstanding anything to the contrary contained herein, in the event any Lender (x) has refused (which refusal constitutes a breach by such Lender of its obligations under this Agreement) to make available its Commitment Percentage of any Advance or (y) notifies either Agent or Borrowers that it does not intend to make available its Commitment Percentage of any Advance (if the actual refusal would constitute a breach by such Lender of its obligations under this Agreement) (each, a "Lender Default"), all rights and obligations hereunder of such Lender (a "Defaulting Lender") as to which a Lender Default is in effect and of the other parties hereto shall be modified to the extent of the express provisions of this Section 2.10(g) while such Lender Default remains in effect.

     (i) Advances shall be allocated pro rata among Lenders (the "Non-Defaulting Lenders") which are not Defaulting Lenders in accordance with their respective Commitment Percentages, and no Commitment Percentage of any Lender or any pro rata share of any Advances required to be advanced by any Lender shall be increased as a result of such Lender Default. Amounts received in respect of principal of Advances shall be applied to reduce Advances of each Lender pro rata based on the aggregate of the outstanding Advances of all Lenders at the time of such application; provided that, such amount shall not be applied to any Advances of a Defaulting Lender at any time when, and to the extent that, the aggregate amount of Advances of any Lender that is not a Defaulting Lender exceeds such Lender's Commitment Percentage of all Advances then outstanding.

     (ii) A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement or the Security Documents. All amendments, waivers and other modifications of this Agreement and the Security Documents may be made without regard to a Defaulting Lender and, solely for purposes of the definition of "Required Lenders", a Defaulting Lender shall be deemed not to be a Lender and not to have a participation in the Advances outstanding.

     (iii) Other than as expressly set forth in this Section 2.10(f), the rights and obligations of a Defaulting Lender (including the obligation to indemnify Agent) and the other parties hereto shall remain unchanged. Nothing in this Section 2.10(f) shall be deemed to release any Defaulting Lender from its obligations under this Agreement or the Security Documents, shall alter such obligations, shall operate as a waiver of any default by such Defaulting Lender hereunder, or shall prejudice any rights which any Borrower, Agent or any Lender may have against any Defaulting Lender as a result of any default by such Defaulting Lender hereunder.

                                      19
                                                                     B3:112290.1
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     (iv)     In the event a Defaulting Lender retroactively cures, to the satisfaction of Agent, the breach which caused such Lender to become a Defaulting Lender, such Defaulting Lender shall no longer be a Defaulting Lender and shall be treated as a Lender under this Agreement.

3.   INTEREST AND FEES

3.1  Interest

     (i) Interest on Advances shall be payable in arrears on the last day of each Interest Period relating thereto and in the case of an Interest Period in excess of three months' duration also on the date following three months from the commencement of the Interest Period. Interest charges shall be computed on the actual principal of Advances outstanding during each Interest Period at a rate per annum equal to the applicable Contract Rate.

     (ii)     Default Interest

              (1) If a Borrower fails to pay an amount payable by it under this Agreement, it shall forthwith on demand by the Agent pay interest on the overdue amount from the due date up to the date of actual payment, as well after as before judgment, at a rate (the "Default Rate") determined by the Agent to be 2 per cent. per annum above the higher of:

                   (i) the rate on the overdue amount under Section 3.1 immediately before the due date (if of principal); and

                   (ii) the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance in the currency of the overdue amount for such successive Interest Periods of such duration as the Agent may determine (each a "Designated Interest Period").

              (2) The Default Rate will be determined by the Agent on each Business Day or the first day of, or two Business Days before the first day of, the relevant Designated Interest Period, as appropriate.

              (3) If the Agent determines that deposits in the currency of the overdue amount are not at the relevant time being made available by the Reference Bank to leading banks in the London interbank market, the default rate will be determined by reference to the cost of funds to the Agent from whatever sources it may select.

              (4) Default interest will be compounded at the end of each Designated Interest Period.

     (iii) So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9(g) and (h) hereof, commencing with fiscal quarter ending 30th June, 1998, based upon the ratio of Funded Indebtedness to EBITDA with

                                      20
                                                                     B3:112290.1
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              respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statements.

3.2  Facility Fee

     If, for any month during the Term, the average daily unpaid balance of the Advances for each day of such month does not equal the Maximum Loan Amount, then Borrowers shall pay to Agent for the rateable benefit of the Lenders a fee at the rate of the Applicable Margin per annum multiplied by the amount by which the Maximum Loan Amount exceeds such average daily unpaid balance. Such fee shall be payable to Agent in arrears on the last day of each month and on the last day of the Term. So long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin with respect to this facility fee shall be increased or decreased, as the case may be, as of the first day of each month following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9(g) and
     (h) hereof, commencing with fiscal quarter ending 30th June; 1998 based upon the ratio of Funded Indebtedness to EBITA with respect to the four (4) fiscal quarters then ended as reported upon in the applicable financial statement.

3.3  Security Monitoring Fee

     Borrowers shall pay to Agent (for the sole benefit of Agent) on the first day of each month following any month in which Agent performs any security monitoring - namely any field examination, security analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent's benefit - a security monitoring fee in an amount equal to 500 Pound Sterling per day for each person performing such monitoring, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis. In addition, Borrowers agree to pay to Nations Bank, N.A. (for so long as it is a Lender hereunder) such security monitoring fee on the same terms and conditions set forth above with respect to one security monitoring field examination per year.

3.4  Computation of Interest and Fees

     Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate during such extension.

3.5  Maximum Charges

     In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that Agent or any Lender has received interest and other charges hereunder in excess of the highest rate permissible hereto, such excess amount shall be first applied to any unpaid principal balance owed by Borrowers, and if the then remaining excess amount is greater than the previously unpaid principal balance, the Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

                                      21                             B3:112290.1

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3.6  Increased Costs

     In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by any Lender (for purposes of this Section 3.6, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Advance with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

     (i) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any Advance or change the basis of taxation of payments to Agent or any Lender of principal, fees, interest or any other amount payable hereunder or under any Security Documents (except for changes in the rate of tax on the overall net income of Agent or any Lender by the jurisdiction in which it maintains its principal office);

     (ii) change the currency of a country, impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     (iii) impose on Agent or any Lender or the London interbank currency market any other condition with respect to this Agreement, any Security Documents or any Advance;

     and the result of any of the foregoing is to increase the cost to Agent or Lender of making, renewing or maintaining its Advances hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in the Interest Rate for any Interest Period. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error.

3.7  Basis for Determining Interest Rate Inadequate or Unfair

     In the event that Agent or any Lender shall have determined that:

     (i) reasonable means do not exist for ascertaining the Interest Rate for any Interest Period; or

     (ii) deposits in the relevant currency and amount and for the relevant maturity are not available in the London interbank Eurocurrency market, with respect to an outstanding Advance or a proposed Advance Loan;

     then the Agent shall promptly notify the Borrowing Agent of the fact that this Section 3.7 is in operation. After any notification under Section 3.7 the relevant Advance shall not be made.

                                      22                             B3:112290.1

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     However, within five Business Days of receipt of the notification, the
     Borrowing Agent and the Agent shall enter into negotiations for a period of not more than 30 days with a view to agreeing a substitute basis for determining the rate of interest and/or funding applicable to that and (to the extent required) any future Advance. Any substitute basis agreed shall be, with the prior consent of all the Lenders, binding on all the parties hereto.

3.8  Capital Adequacy

(i) In the event that Agent or any Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.8, the term "Lender" shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender) and the office or branch where Agent or any Lender (as so defined) makes or maintains any Advance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent or any Lender's capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's and each Lender's policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.8 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

(ii) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to
     Section 3.8(i) hereof when delivered to Borrowers shall be conclusive absent manifest error.

4.   CROSS-GUARANTEE

4.1  Cross Guarantee

(i) Each European Guarantor irrevocably and unconditionally, jointly and severally:-

     (a) as principal obligor guarantees to each of the Agent and each Lender prompt performance by each Borrower of all its obligations under this Agreement and the Security Documents;

     (b) undertakes with each of the Agent and the Lender that whenever a Borrower does not pay any amount when due under or in connection with this Agreement and any Security Documents, that Guarantor shall forthwith on demand by the Agent pay that amount as if that Guarantor instead of the Borrower were expressed to be the principal obligor; and

                                      23                             B3:112290.1

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     (c)  indemnifies each of the Agent and the Lender on demand against any loss or liability suffered by it if any obligation guaranteed by that Guarantor is or becomes unenforceable, invalid or illegal.

(ii) Each U.S. Guarantor irrevocably and unconditionally, jointly and severally:-

     (a) as principal obligor guarantees, to each of the Agent and each Lender prompt performance by each Borrower of all its obligations under this Agreement and the Security Documents;

     (b) undertakes with each of the Agent and the Lender that whenever a Borrower does not pay any amount when due under or in connection with this Agreement and any Security Documents, that Guarantor shall forthwith on demand by the Agent pay that amount as if that Guarantor instead of that Borrower were expressed to be the principal obligor; and

     (c) indemnifies each of the Agent and the Lender on demand against any loss or liability suffered by it if any obligation guaranteed by that U.S. Guarantor is or becomes unenforceable, invalid or illegal.

4.2  Continuing guarantee

     This guarantee is a continuing guarantee and will extend to the ultimate balance of all sums payable by the Borrowers under this Agreement and any Security Documents regardless of any intermediate payment or discharge in whole or in part.

4.3  Reinstatement

     (a) Where any discharge (whether in respect of the obligations of any Borrower or European or U.S. Guarantor or any security for those obligations or otherwise) is made in whole or in part or any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each European and U.S. Guarantor under this Section 4 shall continue as if the discharge or arrangement had not occurred.

     (b) Each of the Agent and the Lenders may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

4.4  Waiver of defences

     The obligations of each European and U.S. Guarantor under this Section 4 will not be affected by an act omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this Section 4 or prejudice or diminish those obligations in whole or in part, including (whether or not known to it or any of the Agent or the Lenders):

     (a) any time or waiver granted to, or composition with, any Borrower, European or U.S. Guarantor or any other person;

     (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any

                                      24                             B3:112290.1

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          Borrower, European or U.S. Guarantor or any other person or any non-
          presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

     (c) any incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any Borrower,
          European or U.S. Guarantor   or any other person;

     (d) any variation (however fundamental) or replacement of this Agreement or any Security Documents or security so that references to this Agreement and any other Agreement in this Section 4 shall include each variation or replacement;

     (e) any unenforceability, illegality or invalidity of any obligation of any person under this Agreement and any Security Documents or security, to the intent that each European or U.S. Guarantor's obligations under this Section 4 shall remain in full force and its guarantee be construed accordingly, as if there were no unenforceability, illegality or invalidity; or

     (f) any postponement, discharge, reduction, non-probability or other similar circumstance affecting any obligation of any Borrower, European or US Guarantor under this Agreement and any Security Documents resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order so that each obligation shall for the purposes of each European or U.S. Guarantor's obligations under this Section 4 be construed as if there were no such circumstance.

4.5  Immediate recourse

     Each European and U.S. Guarantor waives any right it may have of first requiring any of the Agent and the Lenders (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this
     Section 4.

4.6  Appropriations

     Until all amounts which may be or become payable by the Borrowers, European and U.S. Guarantors under or in connection with this Agreement and any Security Documents have been irrevocably paid in full, each of the Agent and the Lenders (or any trustee or agent on its behalf) may:-

     (a) refrain from applying or enforcing any other moneys, security or rights held or received by the Agent or any Lender (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no European or U.S. Guarantor shall be entitled to the benefit of the same; and

     (b) hold in a suspense account any moneys received from any European or U.S. Guarantor or on account of a European or U.S. Guarantor's liability under this Section 4, without liability to pay interest on those moneys.

                                      25                             B3:112290.1

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4.7  Non-competition

     Until all amounts which may be or become payable by the Borrowers, European and U.S. Guarantors under or in connection with this Agreement and any Security Documents have been irrevocably paid in full, no European or U.S. Guarantor shall, after a claim has been made or by virtue of any payment or performance by it under this Section 4;

     (a) be subrogated to any rights, security or moneys held, received or receivable by the Agent or any Lender (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of that Guarantor's liability under this Section 4;

     (b) claim, ranking, prove or vote as a creditor of any Borrower, European or U.S. Guarantor or its estate in competition with the Agent or any Lender (or any trustee or agent on its behalf); or

     (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Borrower, European or U.S. Guarantor, or exercise any right of set-off as against any Borrower, European or U.S. Guarantor.

     Each European and U.S. Guarantor shall hold in trust for and forthwith pay or transfer to the Agent for the Agent and the Lenders any payment or distribution or benefit of security received by it contrary to this Section 4 as directed by the Agent.

4.8  Additional security

     This guarantee is in addition to and is not in any way prejudiced by any other security now or subsequently held by the Agent and the Lenders.

4.9  Thermisol Sweden

(a) Thermisol Sweden shall not, where the distribution restrictions in the provisions of Chapter 12 Section 2 of the Swedish Companies Act (Aktiebolagslagen (1975:1385) apply in relation to the guarantee given by it hereunder, in each case taking into account the extent to which any commercial benefit is derived by it in giving such guarantee, assume any liability as a European Guarantor in respect of any indebtedness of any Borrower owed or owing by such Borrower under or in connection with this Agreement or the Security Documents to the extent that the obligations and liabilities of Thermisol Sweden in respect thereof would exceed an amount equal to the lesser of:

     (i) the amount of distributable reserves according to its last audited and adopted balance sheet as at the date hereof; and

     (ii) an amount being available for distribution by it under Chapter 12
          Section 2 second paragraph of the aforementioned Swedish Companies
          Act.

(b)  The provision of Section 4.9 (a) also applies to:

     (i) any undertaking by Thermisol Sweden that is stated to be joint and several in nature;

                                      26                             B3:112290.1

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     (ii)   any indemnity given by Thermisol Sweden for the benefit of any other
            Borrower or European Guarantor; and

     (iii) any undertaking as a primary obligor of obligations not corresponding to the benefit derived by the company.

5.  REPRESENTATIONS AND WARRANTIES

     Each Borrower, European and U.S. Guarantor represents and warrants to the Agent and the Lenders as follows:

     (a)  Authority

          It has full power, authority and legal right to enter into this Agreement and, where relevant, the Security Documents and perform its respective Obligations hereunder and thereunder. The execution, delivery and performance hereof and of the Security Documents (a) are within its respective corporate powers, have been duly authorised, provided that with respect to Thermisol Sweden, it has complied with its undertaking under Section 6 (n), are not in contravention of law or the terms of any of it's by-laws, certificate of incorporation or other applicable documents relating to the formation or conduct of its respective business or of any material agreement or undertaking to which it is a party or by which it is bound, and (b) will not conflict with nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any of its respective assets under the provisions of any agreement, charter document, instrument, by-law, or other instrument to which it or its property is a party or by which it may be bound.

     (b)  Formation and Qualification

          (i) It is duly formed and in good standing under the laws of its state of incorporation or formation. It has delivered to Agent true and complete copies of its certificate of incorporation and/or by-laws and each will promptly notify Agent of any amendment or changes thereto.

          (ii) The only Subsidiaries of Borrowers are listed on Annex 2.

     (c)  Survival of Representations and Warranties

          All representations and warranties by it contained in this Agreement and, where applicable, the Security Documents shall be true at the time of the execution of this Agreement and where applicable the Security Documents, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

     (d)  Tax Returns

          Each Borrower has filed all applicable tax returns and other reports it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable. The provision for taxes on the books of Borrowers are adequate for all years not closed by applicable statutes, and for its current fiscal year,

                                      27                             B3:112290.1

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          and no Borrower has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

     (e)  Financial Statements

          (i) The pro forma balance sheet of Radnor on a Consolidated Basis (the "Pro Forma Balance Sheet") furnished to Agent and the Lenders on the Effective Date reflects the consummation of the transactions contemplated by the StyroChem Europe Acquisition Agreement, the Second Indenture and under this Agreement (the "Transactions") and are accurate, complete and correct and fairly reflect in all material respects the financial condition of the Radnor on a Consolidated Basis as of the Effective Date after giving effect to the Transactions, and have been prepared in accordance with GAAP, consistently applied. The Pro Forma Balance Sheet has been certified as accurate, complete and correct in all material respects by the Chief Financial Officer of Radnor. All financial statements referred to in this Section 5(e)(i), including the related schedules and notes thereto, have been prepared, in accordance with GAAP, except as may be disclosed in such financial statements.

          (ii) The twelve-month cash flow projections of Radnor on a Consolidated Basis and their projected balance sheets as of the Effective Date, copies of which have been previously submitted to Agent and the Lenders (the "Projections") were prepared by the Chief Financial Officer of Radnor, are based on underlying assumptions which provide a reasonable basis for the projections contained therein and reflect Radnor's judgment based on present circumstances of the most likely set of conditions and course of action for the projected period. The Projections together with the Pro Forma Balance Sheet of Radnor on a Consolidated Basis, are referred to as the "Pro Forma Financial Statements".

     (f)  Corporate Name

          No Borrower has been known by any other corporate name in the past five years and does not sell Inventory under any other name nor has any Obligor been the surviving entity of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years, except for (i) the name of Foriplus Oy, has been renamed StyroChem Finland, (ii) the name of Redifasti Oy, which has been renamed Thermisol Finland Oy, (iii) the name of Gigantissimo 2080 Aktiebolag, which has been renamed Thermisol Sweden AB, (iv) ApSKBIL 17 nr. 1053, which has been renamed Thermisol Denmark ApS, and will subsequently (subject to approval) be renamed Thermisol Denmark A/S.

     (g)  Solvency; No Litigation, Violation, Indebtedness or Default

          (i) After giving effect to the Transactions, it will be solvent, able to pay its respective debts as they mature, have capital sufficient to carry on its respective business and all businesses in which it is about to engage, and (i) as of the Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and (ii)

                                      28                             B3:112290.1

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                 subsequent to the Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities.

          (ii) Except as disclosed in Schedule 5.8(b) of the U.S. Credit Facility or the Pro Forma Financial Statements, it has no pending or threatened litigation, arbitration, actions or proceedings which involve the possibility of having a Material Adverse Effect on it or on its ability to perform this Agreement.

          (iii) It is not in violation of any applicable statute, regulation or ordinance in any respect which could have a Material Adverse Effect on it and it is not in violation of any order of any court, governmental authority or arbitration board or tribunal which could have a Material Adverse Effect on it.

     (h)  Patents, Trademarks, Copyrights and Licenses

          All patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, design rights, tradenames, assumed names, trade secrets and licenses owned or utilised by any Borrower are set forth on
          Schedule 5.9 of the U.S. Credit Facility, are valid and have been duly registered or filed with all appropriate governmental authorities and constitute all of the intellectual property rights which are necessary for the operation of its business; there is no objection to or pending challenge to the validity of any such material patent, trademark, copyright, design rights tradename, trade secret or license and no Borrower is aware of any grounds for any challenge. Each patent, patent application, patent license, trademark, trademark application, trademark license, service mark, service mark application, service mark license, copyright, copyright application and copyright license owned or held by any Borrower and all trade secrets used by any Borrower consist of original material or property developed by such Borrower or was lawfully acquired by such Borrower from the proper and lawful owner thereof. Each of such items has been maintained so as to preserve the value thereof from the date of creation or acquisition thereof. With respect to all software used by any Borrower, such Borrower is in possession of all source and object codes related to each piece of software or is the beneficiary of a source code escrow agreement, each such source code escrow agreement being listed on
          Schedule 5.9 of the U.S. Credit Facility.

     (i)  Licences and Permits

          Each Borrower (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable law or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to procure such licenses or permits could have a Material Adverse Effect.

     (j)  Default of Indebtedness

          It is not in default in the payment of the principal of or interest on any Indebtedness or under any instrument or agreement under or subject to which any Indebtedness has

                                      29                             B3:112290.1

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          been issued and no event has occurred under the provisions of any such instrument or agreement which with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

     (k)  No Default

          It is not in default in the payment or performance of any of its material contractual obligations and no Default has occurred.

     (l)  No Burdensome Restrictions

          It is not a party to any contract or agreement the performance of which could have a Material Adverse Effect. It has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

     (m)  No Labour Disputes

          It is not involved in any labour dispute; there are no strikes or walkouts or union organisation of any Borrower's employees threatened or in existence and no labour contract is scheduled to expire during the Term other than as set forth on Schedule 5.14 of the U.S. Credit Facility.

     (n)  Disclosure

          No representation or warranty made by it this Agreement or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it or which reasonably should be known to it which it has not disclosed to Agent in writing with respect to the transactions contemplated by the StyroChem Europe Acquisition Agreement or this Agreement which could reasonably be expected to have a Material Adverse Effect.

     (o)  Delivery of StyroChem Europe Acquisition Agreement

          Agent and Lenders have received complete copies of the StyroChem Europe Acquisition Agreement and the Second Indenture (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent and Lenders.

                                      30                             B3:112290.1

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     (p)  Swaps

          If it is a Borrower, it is not a party to, nor will it be a party to, any swap agreement whereby it has agreed or will agree to swap interest rates or currencies unless same provides that damages upon termination following an event of default thereunder are payable on an unlimited "two-way basis" without regard to fault on the part of either party.

     (q)  Conflicting Agreements

          No provision of any mortgage, indenture, contract, agreement, judgment, decree or order binding on it if it is a Borrower or affecting any Security Assets conflicts with, or requires any Consent which has not already been obtained to, or would in any way prevent the execution, delivery or performance of, the terms of this Agreement or, where applicable, the Security Documents.

     (r)  Applications of Certain Laws and Regulations

          If it is a Borrower, neither it nor any of its Affiliate is subject to any statute, rule or regulation which regulates the incurrence of any Indebtedness except as disclosed in the opinion of counsel delivered to Agent in connection with this Agreement.

     (s)  Business and Property of the Borrower

          Upon and after the Effective Date, the Borrowers propose to engage substantially in the business of manufacturing and/or distributing polystyrene beads and disposable products sold to or through the food service industry or the insulation industry and activities necessary to conduct the foregoing. On the date of the first borrowing hereunder, each Borrower will own all the property and possess all of the rights and Consents necessary for the conduct of its business.

     (t)  Acquisition

          Each Borrower has acquired all of its assets and property in accordance with all applicable statutes and laws, such property is free and clear of all Liens other than Permitted Encumbrances.

6.   AFFIRMATIVE COVENANTS

     Each Borrower shall, until payment in full of the Obligations and termination of this Agreement:

     (a)  Payment of Fees

          Pay to Agent on demand all usual and customary fees and expenses which Agent incurs in connection with the forwarding of Advance proceeds to the relevant Borrower. Agent may, without making demand, charge the accounts of each Borrower for all such fees and expenses applicable to such Borrower provided Agent shall promptly thereafter provide Borrowing Agent with copies of supporting documentation.

                                      31
                                                                     B3:112290.1
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     (b)  Conduct of Business and Maintenance of Existence and Assets

          (i) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), including, without limitation, all licenses, patents, copyrights, design rights, tradenames, trade secrets and trademarks and in the case of StyroChem Finland and Thermisol Finland take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Security Assets;

          (ii) keep in full force and effect its existence and comply in all material respects with the laws and regulations governing the conduct of its business; and

          (iii) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the state or the country of its incorporation or any political subdivision thereof.

     (c)  Violations

          Promptly notify Agent in writing of any violation of any law, statute, regulation or ordinance of any Governmental Body, or of any agency thereof, applicable to any Borrower which may have a Material Adverse Effect on any Borrower.

     (d)  Net Worth

          Cause to be maintained Net Worth of Radnor on a Consolidated Basis in an amount not less than the amounts set forth below as of the dates set forth below:

          Date        Amount
                      ======
          12-31-97    $ 7,000,000
          12-31-98    $ 8,000,000
          12-31-99    $ 9,000,000
          12-31-00    $10,000,000
          12-31-01    $10,000,000
          12-31-02    $10,000,000

     (e)  Current Ratio

          Cause to be maintained a ratio of Current Assets to Current Liabilities for Radnor on a Consolidated Basis of not less than 1.00 to 1.00 at the end of each fiscal quarter.

                                      32
                                                                     B3:112290.1
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     (f)  Fixed Charge Coverage

          Cause to be maintained for each fiscal quarter of Radnor on a Consolidated Basis a Fixed Charge Coverage equal to or greater than
          1.00 to 1.00 at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     (g)  Interest Coverage

          Cause to be maintained for each fiscal quarter of Radnor on a Consolidated Basis an Interest Coverage equal to or greater than 1.25 to 1.00 at the end of each fiscal quarter for the most recent four fiscal quarters then ended.

     (h)  Net Income

          Cause to be achieved net income for Radnor on a Consolidated Basis (excluding non-cash extraordinary items) of at least $1 in each fiscal year.

     (i)  Execution of Supplemental Instruments

          Execute and deliver to Agent from time to time, upon demand, Styrochem Finland Security Agreement and Thermisol Finland Security Agreement and such supplemental agreements, statements, assignments and transfers, or instructions or documents and such other instruments as Agent may request, in order that the full intent of this Agreement or the Security Documents may be carried into effect.

     (j)  Payment of Indebtedness

          Pay, discharge or otherwise satisfy at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to normal payment practices) all its material obligations and liabilities of whatever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and each Borrower shall have provided for such reserves as Agent may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favour of Agent and the Lenders.

     (k)  Standards of Financial Statements

          Cause all financial statements referred to in Section 9(f) as to which GAAP is applicable to be complete and correct in all material respects (subject, in the case of interim financial statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as concurred in by such reporting accountants or officer, as the case may be, and disclosed therein).

     (l)  Exercise of Rights

          Enforce all of its rights under the StyroChem Europe Acquisition Agreement and all documents executed in connection therewith including, but not limited to, all

                                      33
                                                                     B3:112290.1
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          indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

     (m)  Environmental Matters

          (i) Each Borrower will ensure that all real property owned or occupied by such Borrower remains in compliance in all material respects with all Environmental Laws and they will not place or permit to be placed any Hazardous Substances on any such property except as not prohibited by applicable law or appropriate governmental authorities.

          (ii) Each Borrower will establish and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws which system shall include periodic reviews of such compliance.

          (iii) Promptly upon the written request of Agent from time to time, each Borrower shall provide Agent, at such Borrowers expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of Agent, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, cleanup and removal of any Hazardous Substances found on, under, at or within any real property owned or occupied by such Borrower. Any report or investigation of such Hazardous Discharge proposed and acceptable to an appropriate authority that is charged to oversee the clean-up of such Hazardous Discharge shall be acceptable to Agent. If such estimates, individually or in the aggregate, exceed $100,000, Agent shall have the right to require such Borrower to post a bond, letter of credit or other security reasonably satisfactory to Agent to secure payment of these costs and expenses.

          (iv) Each Borrower shall defend and indemnify Agent and the Lenders and hold Agent, the Lenders and their respective employees, agents, directors and officers harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by Agent or the Lenders under or on account of any Environmental Laws, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any Hazardous Substances, whether or not the same originates or emerges from any real property owned or occupied by such Borrower or any contiguous real estate, except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. Each Borrower's obligations under this
                Section 6(m) shall arise upon the discovery of the presence of any Hazardous Substances at any real property owned or occupied by such Borrower whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Each Borrower's obligations and the indemnifications hereunder shall survive the termination of this Agreement.

                                      34
                                                                     B3:112290.1
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     (n)  Thermisol Sweden

          Thermisol Sweden shall deliver to the Agent, as soon as available a certified copy of a notification from the Swedish tax authorities exempting the guarantee to be given by Thermisol Sweden hereunder from any Swedish company law financial assistance prohibitions.

7.   NEGATIVE COVENANTS

     No Borrower shall, until satisfaction in full of the Obligations and termination of this Agreement:

     (a)  Merger, Consolidation, Acquisition and Sale of Assets

          (i) Enter into any merger, consolidation or other reorganisation with or into any other Person (other than another Borrower) or acquire all or a substantial portion of the assets or stock of any Person (other than another Borrower) or permit any other Person (other than another Borrower) to consolidate with or merge with it.

          (ii) Sell, lease, transfer or otherwise dispose of all or any material part of its properties or assets, except in the ordinary course of its business.

     (b)  Creation of Liens

          Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances.

     (c)  Guarantees

          Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders or to any Affiliates of Lenders) except (a) as disclosed on Schedule 7.3 of the U.S. Credit Facility; (b) the endorsement of checks in the ordinary course of business; and (c) guarantees not to exceed a liability of $5,000,000 for Radnor on a Consolidated Basis in the aggregate at any time.

     (d)  Investments

          Purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof; (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating); (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognised investment rating agency; (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof;

                                      35
                                                                     B3:112290.1
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          and (e) investments in one or more Subsidiaries, joint ventures or other Affiliates in an aggregate sum not to exceed the sum of (i) 50% of the cumulative net income of Radnor on a Consolidated Basis plus
          (ii) $3,000,000; provided, at the time of such investment (x) no Event of Default has occurred or would occur after giving effect to such payment and (y) and after giving effect to such investment the Undrawn Availability (as defined in the U.S. Credit Facility) is more than $2,000,000.

     (e)  Loans

          Make advances, loans or extensions of credit to any Person, including without limitation, any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the ordinary course of its business, (b) loans to its employees in the ordinary course of business not to exceed the aggregate amount of $100,000 at any time outstanding (c) loans to another Borrower or U.S. Guarantor so long as (i) such loan or advance is evidenced by a promissory note and such note is assigned to Agent as collateral security for the Obligations and (ii) at the time of such loan no Event of Default has occurred or would occur after giving effect to such loan or advance, and (d) loans to Affiliates of the Borrowers not to exceed $5,000,000 for Radnor on a Consolidated Basis in the aggregate.

     (f)  Capital Expenditures

          Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalised leases) in an amount in excess of the amounts set forth below for the fiscal years set forth below with respect to Radnor on a Consolidated Basis:

            Fiscal Year Ended                          Amount
            31-12-97                                $15,000,000

            31-12-98                                 21,100,000

            31-12-99                                 17,100,000

            31-12-00                                 14,000,000

            31-12-01                                  9,900,000

            31-12-02                                  7,400,000

     (g)  Indebtedness

          Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Lenders; (ii) Indebtedness incurred for capital expenditures permitted under Section 7(f) hereof; (iii) Indebtedness due under and guarantees issued in respect of the Senior Notes; (iv) Indebtedness in a maximum aggregate amount outstanding not greater than $10,000,000 for Radnor on a Consolidated Basis (when added to the amount of Indebtedness for Radnor on a Consolidated Basis incurred by all Borrowers and U.S. Guarantors); and (iv) a

                                      36
                                                                     B3:112290.1
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          subordinated debt instrument which may be issued by each of StyroChem
          Finland, Thermisol Denmark, Thermisol Finland and Thermisol Sweden (each an "Acquirer" and together the "Acquirers") to StyroChem Europe in order to evidence a loan by StyroChem Europe to any of the Acquirers in order to finance the portion of the purchase price payable by such Acquirer under the StyroChem Europe Acquisition Agreement PROVIDED THAT the Agent shall have received on or prior to the issuance of such subordinated debt instrument evidence satisfactory to it from the legal advisers in the jurisdiction of the place of incorporation of each relevant Acquirer confirming the effectiveness of the subordination of such debt instrument to the rights of the Agent and the Lenders hereunder. Notwithstanding the foregoing, the Borrowers may incur Indebtedness in excess of the foregoing amounts if, after giving pro forma effect to the incurrence of such Indebtedness, Interest Coverage Ratio for each of the four fiscal quarters most recently ended would equal or exceed 2.0 to 1.0 if calculated as if such Indebtedness was outstanding for the entire four quarter period.

     (h)  Nature of Business

          Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the ordinary course of business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted.

     (i)  Transactions with Affiliates

          Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions disclosed in the ordinary course of business, on an arm's-length basis on terms no less favourable than terms which would have been obtainable from a Person other than an Affiliate provided the provisions of this Section 7(j) shall not prohibit any payments to Radnor Management, Inc. ("Management") in accordance with the provisions of the Management Services Agreement dated as of 18th December, 1996 among Management, Borrowers, StyroChem International, Ltd. and StyroChem FSC, Limited. ("Management Agreement") in an aggregate amount not to exceed the actual Expenses under and as defined in the Management Agreement.

     (j)  Leases

          Enter as lessee into any lease arrangement for real or personal property (unless capitalised and permitted under Section 7.6 hereof) if after giving effect thereto, aggregate annual rental payments for all leased property for Radnor on a Consolidated Basis would exceed $6,000,000 in any one fiscal year.

     (k)  Subsidiaries

          (i) Form any Subsidiary unless (A) (i) such Subsidiary expressly joins in this Agreement as either European or U.S. Guarantor and becomes jointly and severally liable for the obligations of Borrowers and the European Guarantor and/or as the case may be of the U.S. Guarantors hereunder and under any

                                      37
                                                                     B3:112290.1
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               other agreement between the European and U.S. Guarantors, Agent and Lenders and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing conditions or (B) such Subsidiary is formed pursuant to the provisions of Section 7(d) hereof.

          (ii) Enter into any partnership, joint venture or similar arrangement unless the amount invested therein is less than $5,000,000 per year in the aggregate.

     (l)  Fiscal Year and Accounting Changes

          Change its fiscal year from December 31 or make any change (i) in accounting treatment and reporting practices except as required by GAAP or (ii) in tax reporting treatment except as required by law.

     (m)  Pledge of Credit

          Now or hereafter pledge any Lender's credit on any purchases or for any purpose whatsoever or use any portion of any Advance in or for any business other than Borrower's business as conducted on the date of this Agreement.

     (n)  Amendment of Certificate of Incorporation

          Amend, modify or waive any material term or material provision of its constitutional documents.

     (o)  Prepayment of Indebtedness

          At any time, directly or indirectly, prepay any Indebtedness (other than to Agent and the Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of the Borrowers

8.   CONDITIONS PRECEDENT

8.1  Conditions to Initial Advance

     The agreement of Agent and each Lender hereunder is subject to the satisfaction, or waiver by Required Lenders, immediately prior to or concurrently with the making of the first Advance hereunder, of the following conditions precedent:

     (a)  Security Documents

          The Agent shall have received the Security Documents duly executed and delivered by an authorised officer of each of StyroChem Finland and Thermisol Finland respectively;

     (b)  Filings, Registrations and Recordings

          Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement, the Security Documents any related

                                      38
                                                                     B3:112290.1
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          agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favour of Agent for its benefit and for the rateable benefit of the Lenders, a perfected security interest in or lien upon the Security Assets shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgement copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;


     (c)  Proceedings of Borrowers

          Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the Board of Directors of each Borrower, European and U.S. Guarantor authorising (i) the execution, delivery and performance of this Agreement, and in the case of StyroChem Finland and Thermisol Finland the Security Documents, any related agreements, the StyroChem Europe Acquisition Agreement, and all documents executed in connection therewith (collectively the "Documents") and (ii) the granting by the relevant Borrower of the security interests in and liens upon the Security Assets in each case certified by the President or a duly authorised officer of such Borrower, European and U.S. Guarantor on a date not earlier than the Effective Date; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (d)  Incumbency Certificates of Borrower and U.S. Guarantors

          Agent shall have received a certificate of the Secretary of each Borrower and U.S. Guarantor, dated not earlier than the Effective Date, as to the incumbency and signature of the officers of each such company executing this Agreement, and in the case of StyroChem Finland and Thermisol Finland, the Security Documents, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such officer;

     (e)  Certificates

          Agent shall have received a copy of the Articles or Certificate of Incorporation or other constitutional documents, and all amendments to the foregoing, certified by the Secretary of State (where applicable) or by an authorised officer of each Borrower and U.S. Guarantor together with copies of the by-laws and shareholders agreements of each Borrower and U.S. Guarantor, as applicable, certified as accurate and complete by the general partner if applicable, or an authorised officer of each Borrower and U.S. Guarantor or secretary of each Borrower and U.S. Guarantor;

     (f)  Good Standing Certificates

          In respect of each U.S. Guarantor, Agent shall have received good standing certificates for such U.S. Guarantor dated not more than [ten
          (10)] days prior to the Effective Date, issued by the Secretary of State (where applicable) or by an appropriate officer

--------------------------------------------------------------------------------

                                      39
                                                                     B3:112290.1
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          of such U.S. Guarantor or other appropriate official of such U.S.
          Guarantor's jurisdiction of formation and each jurisdiction where the conduct of such U.S. Guarantor's business activities or the ownership of its properties necessitates qualification;

     (g)  Legal Opinions

          Agent shall have received the executed legal opinions of Duane Morris & Heckscher in respect of each U.S. Guarantor and such other counsel as may be required by the Lenders in form and substance satisfactory to the Lenders which shall cover such matters incident to the transactions contemplated by this Agreement, the StyroChem Europe Acquisition Agreement, the Security Documents and related agreements as Agent may reasonably require and the Borrowers hereby authorise and direct such counsel to deliver such opinions to Agent and the Lender;

     (h)  No Litigation.

          (A) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Borrower or against the officers or directors of any Borrower (A) in connection with the Documents or any of the transactions contemplated thereby and which, in the reasonable opinion of the Agent, is deemed material or (B) which if adversely determined, could, in the reasonable opinion of the Agent, have a Material Adverse Effect on any Borrower; and

          (B) no injunction, writ, restraining order or other order of any nature materially adverse to any Borrower or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;


     (i)  Security Assets Examination

          Agent shall have completed Security Assets examinations and received appraisals as shall be required by the Lenders with respect to the Receivables, Inventory and General Intangibles subject to the Security Documents the results of which shall be satisfactory in form and substance to the Agent;

     (j)  Pro Forma Financial Statements

          Agent and Lenders shall have received a copy of the Pro Forma Financial Statements which shall be satisfactory in all respects to Lenders;

     (k)  Other Documents

          Agent and Lenders shall have received final executed copies of the StyroChem Europe Acquisition Agreement, and all related agreements, documents and instruments as in effect on the Effective Date all of which shall be in form and substance satisfactory to Agent;

                                      40
                                                                     B3:112290.1
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     (l)  Consents

          Agent shall have received any and all Consents necessary to permit the effectuation of the transactions contemplated by this Agreement and in the Security Documents; and, Agent shall have received such Consents and waivers of such third parties as might assert claims with respect to the Security Assets, as Agent and its counsel shall deem necessary;

     (m)  No Material Adverse Change

          (i) since 30th June, 1997 (a) no material adverse change shall have occurred in the condition, financial or otherwise, operations, properties or prospects of any Borrower or U.S. Guarantor, (b) no material damage or destruction shall have occurred to any of the Security Assets and no material depreciation in the value thereof, (c) no material adverse deviation shall have occurred from the forecasts and projections previously delivered to Agent and (d) no event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect on any Borrower or U.S. Guarantor shall have occurred and (ii) no representations made or information supplied to Agent or the Lenders shall have been proven to be inaccurate or misleading in any material respect;

     (n)  Contract Review

          Agent shall have reviewed all material contracts of each Borrower including, without limitation, leases, union contracts, labour contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Agent;

     (o)  Closing Certificate

          Agent shall have received closing certificate signed by the Chief Financial Officer of each Borrower dated as of the date hereof, stating that (i) all representations and warranties made by such Borrower as set forth in this Agreement and the Security Documents are true and correct on and as of such date, (ii) such Borrower is on such date in compliance with all the terms and provisions set forth in this Agreement and where applicable the Security Documents and (iii) on such date no Default or Event of Default has occurred or is continuing;

     (p)  Borrowing Base

          Agent and Lenders shall have received evidence from the Borrowers that the aggregate amount of Eligible Receivables and Eligible Inventory is sufficient in value and amount to support Advances in the amount requested by any Borrower on the date of first borrowing hereunder and, so that after giving effect to the initial Advances hereunder, the Borrowers shall have Undrawn Availability of at least $1,000,000;

                                      41
                                                                    B3:112290.1
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      (q)  Agreements

           Agent and Lenders shall have received copies of all agreements evidencing the obligations of any Borrower with respect to its Indebtedness for borrowed money, which agreements shall be in form and substance satisfactory to Agent and shall set forth the conditions on which (i) such Borrower may make and the holder(s) of such indebtedness may receive payments with respect thereto and (ii) the holder(s) of such indebtedness may accelerate such obligations, commence any action against or otherwise exercise any rights or enforce any remedies against such Borrower, which conditions shall be satisfactory in form and substance to Agent in its discretion.

      (r)  StyroChem Europe Acquisition Agreement

           Agent and Lenders shall have received evidence satisfactory to them that Borrowers (other than StyroChem Europe) have acquired all of the assets pursuant to the StyroChem Europe Acquisition Agreement in accordance with all applicable laws and that such assets are free and clear of all Liens other than Permitted Encumbrances.

      (s)  Insurance

           Agent shall have received in form and substance satisfactory to Agent, certified copies of the casualty insurance policies of StyroChem Finland and Thermisol Finland evidencing coverage on all Security Assets in such amounts, with such carriers and covering such risks as is acceptable to Agent, together with loss payable endorsements on Agent's standard form of loss payee endorsement naming Agent as loss payee, and certified copies of each Borrower's liability insurance policies, together with endorsements naming Agent as an additional or co-insured.

8.2   Conditions to Each Advance

      The agreement of Lenders to make any Advance requested to be made on any date (including, without limitation, the initial Advance), is subject to the satisfaction of the following conditions precedent as of the date such Advance is made:

      (a) Representations and Warranties. Each of the representations and warranties made by a Borrower, European or U.S. Guarantor in or pursuant to this Agreement, the Security Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, the Security Documents or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date except as such representations and warranties are modified in a manner consistent with this Agreement and the Security Documents;

      (b) No Default. No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Advances requested to be made, on such date and, in the case of the initial Advance, after giving effect to the consummation of the transactions contemplated by the StyroChem Europe Acquisition Agreement and the Senior Notes; provided, however that Lenders in their sole discretion, may continue to make Advances notwithstanding the existence of an Event

                                      42
                                                                    B3:112290.1
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           of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default; and

      (c) Maximum Advances. In the case of any Advances requested to be made after giving effect thereto, the aggregate Advances shall not exceed the maximum Advances permitted under Section 2.1 hereof.

      Each request for an Advance by any Borrower hereunder shall constitute a representation and warranty by each Borrower, European and U.S. Guarantor as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

9.    INFORMATION

      Each Borrower shall, until satisfaction in full of the Obligations and the termination of this Agreement:

      (a)  Disclosure of Material Matters

           Immediately upon learning thereof, report to Agent all matters materially affecting the value, enforceability or collectability of any portion of the Security Assets including, without limitation, any Borrower reclamation or repossession of, or the return to any Borrower of, a material amount of goods or claims or disputes asserted by any Customer or other obligor.

      (b)  Schedules

           Deliver to Agent on or before the fifteenth (15th) day of each month as and for the prior month (a) a report of all Receivables which is subject to a perfected first priority security interest in favour of the Agent outstanding and containing such information in respect thereof as the Agent may from time to time require, (b) accounts payable schedules and (c) a report of all Inventories which is subject to a perfected first priority security interest in favour of the Agent outstanding and containing such information in respect thereof as the Agent may from time to time require; provided, if Undrawn Availability is less than $1,000,000 with respect to all Borrowers, Borrowers shall provide Agent with daily reports of sales, collections, credits issued, debits or other adjustments made by any Borrower with respect to Receivables. In addition, each Borrower will deliver to Agent at such intervals as Agent may require: (i) copies of Customer's invoices, (ii) evidence of shipment or delivery, and
           (iii) such further schedules, documents and/or information regarding the Security Assets as Agent may require including, without limitation, trial balances and test verifications. Agent shall have the right to confirm and verify all Receivables and Inventory by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section are to be in form satisfactory to Agent and executed by each Borrower and delivered to Agent from time to time solely for Agent's convenience in maintaining records of the Security Assets, and any Borrower's failure to deliver any of such items to Agent shall not affect, terminate, modify or otherwise limit Agent's Lien with respect to the Security Assets.

                                      43
                                                                    B3:112290.1
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      (c)  Litigation

           Promptly notify Agent and Lenders in writing of any litigation, suit or administrative proceeding affecting any Borrower, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which may have a Material Adverse Effect on any Borrower.

      (d)  Material Occurrences

           Promptly notify Agent and Lenders in writing upon the occurrence of
           (a) any Event of Default or Default; (b) any event of default or (c) any event which with the giving of notice or lapse of time, or both, would constitute an event of default under the Senior Notes; (d) any event, development or circumstance whereby any financial statements or other reports furnished to Agent or any Lender fail in any material respect to present fairly, in accordance with GAAP consistently applied, the financial condition or operating results of any Borrower as of the date of such statements; (e) and in respect of each U.S. Guarantor any accumulated retirement plan funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in Section 4971 of the Internal Revenue Code applicable to it, could subject any Borrower to a tax imposed by
           Section 4971 of the Internal Revenue Code and in respect of any Borrower, any similar deficiency with respect to such Borrower under applicable law; (f) each and every default by any Borrower which might result in the acceleration of the maturity of any Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; and (g) any other development in the business or affairs of any Borrower which might reasonably be expected to be materially adverse; in each case describing the nature thereof and the action such Borrower proposes to take with respect thereto.

      (e)  Government Receivables

           Notify Agent immediately if any of the Receivables arise out of contracts between any Borrower and the United States or any other government or nation other than the United States, any state, or any department, agency or instrumentality of any of them.

      (f)  Annual Financial Statements

           Procure that Radnor will furnish to the Agent under the U.S. Credit Facility all financial statements, reports, budgets and other information required by the U.S. Credit Agreement.

      (g)  Additional Information

           Furnish Agent and Lenders with such additional information as Agent and Lenders shall reasonably request in order to enable Agent and Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement have been complied with by the Borrowers including, without limitation and without the necessity of any request by Agent or any Lender, (a) copies of all environmental audits and reviews, (b) at least

                                      44
                                                                    B3:112290.1
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           thirty (30) days prior thereto, notice of any Borrower opening of any new office or place of business or any Borrower closing of any existing office or place of business, and (c) promptly upon learning thereof, notice of any labour dispute to which any Borrower may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labour contract to which any Borrower is a party or by which any Borrower is bound.

      (h)  Notice of Suits, Adverse Events

           Furnish Agent and Lenders with prompt notice of (i) any lapse or other termination of any Consent issued to any Borrowers by any Governmental Body or any other Person that is material to the operation of any Borrower business, (ii) any refusal by any Governmental Body or any other Person to renew or extend any such Consent; and (iii) copies of any periodic or special reports filed by any Borrower with any Governmental Body or Person, if such reports indicate any material change in the business, operations, affairs or condition of any Borrower, or if copies thereof are requested by Agent or any Lender, and (iv) copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Borrower.

      (i)  Additional Documents

           Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

10.   EVENTS OF DEFAULT

      The occurrence of any one or more of the following events shall constitute an "Event of Default":

      (a) failure by any Borrower or European Guarantor to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this Agreement or any Security Document or by notice of intention to prepay, or by required prepayment or failure to pay any other liabilities or make any other payment, fee or charge provided for herein or any Security Document when due;

      (b) any representation or warranty made or deemed made by any Borrower or European Guarantor in this Agreement or any Security Documents or any related agreement or in any certificate, document or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been misleading in any material respect on the date when made or deemed to have been made;

      (c) failure by any Borrower or European Guarantor to (i) furnish financial information when due or when requested, or (ii) permit the inspection of its books or records;

      (d) issuance of a notice of Lien, levy, assessment, injunction or attachment against a material portion of any Borrower or European Guarantor property;

      (e) (i) a failure or neglect of any Borrower or European Guarantor to perform, keep or observe any term, provision, condition or covenant, contained in Sections 6(a), 6(b),

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           6(c) and 6(i) hereof which is not cured within thirty (30) days from the occurrence of such failure or neglect; or (ii) failure or neglect of any Borrower or European Guarantor to perform, keep or observe any other term, provision, condition, covenant herein contained, or contained in any other agreement or arrangement, now or hereafter entered into between any Borrower or European
           Guarantor, Agent and the Lenders after expiration of all applicable grace periods;

      (f) any judgment in excess of $300,000 is rendered against any Borrower or European Guarantor or judgment liens filed against any Borrower or European Guarantor of judgments in excess of $1,000,000 in the aggregate are rendered against all Borrower or European Guarantor for an amount which within thirty (30) days of such rendering or filing is not either satisfied, stayed or discharged of record;

      (g) any Borrower or European Guarantor shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent,
           (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or
           (vii) take any action for the purpose of effecting any of the foregoing;

      (h) any Borrower or European Guarantor shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

      (i) any Subsidiary of any Borrower or European Guarantor, shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property,
           (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within forty five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

      (j) any change in the condition or affairs (financial or otherwise) of any Borrower or European Guarantor which in Agent's opinion impairs the Security Assets or the ability of any Borrower or European Guarantor to perform its Obligations under this Agreement;

      (k) any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

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      (l)  an event of default has occurred and been declared under the Senior
           Notes which default shall not have been cured or waived within any applicable grace period;

      (m) a default of the obligations of any Borrower or European Guarantor under any other agreement to which it is a party shall occur which materially adversely affects its condition, affairs or prospects (financial or otherwise) which default is not cured within any applicable grace period;

      (n) termination or breach of any guarantee or similar agreement executed and delivered to Agent in connection with the Obligations of any Borrower, European or U.S. Guarantor, or if any European or U.S. Guarantor attempts to terminate, challenges the validity of, or its liability under, any such guarantee or similar agreement;

      (o)  any Change of Ownership or Change of Control shall have occurred;

      (p) any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Borrower, or Borrower shall so claim in writing to Agent;

      (q) (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any license, permit, patent, trademark or tradename of any Borrower, the continuation of which is material to the continuation of any Borrower's business, or (B) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, trademark, tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or (c) schedule or conduct a hearing on the renewal of any license, permit, trademark, tradename or patent necessary for the continuation of any Borrower's business and the staff of such Governmental Body issues a report recommending the termination, revocation, suspension or material, adverse modification of such license, permit, trademark, tradename or patent; (ii) any agreement which is necessary or material to the operation of any Borrower's business shall be revoked or terminated and not replaced by a substitute acceptable to Agent within thirty
           (30) days after the date of such revocation or termination, and such revocation or termination and non-replacement could reasonably be expected to have a Material Adverse Effect on any Borrower;

      (r) any portion of the Security Assets shall be seized or taken by a Governmental Body or the title and rights of any Borrower shall have become the subject matter of litigation which might, in the opinion of Agent, upon final determination, result in impairment or loss of the security provided by the Security Documents;

      (s) the operations of any Borrower's manufacturing facilities are interrupted at any time for more than fourteen (14) consecutive days, or if any Borrower's manufacturing capacity is reduced by 25% as a result of such an interruption of operations (other than permanent interruptions resulting from planned closing of up to three (3) plants) unless such Borrower shall (i) be entitled to receive for such period of interruption, proceeds of business interruption insurance sufficient to assure that its per diem cash needs during such period is at least equal to its average per diem cash needs for the consecutive twelve (12) month period immediately preceding the initial date of interruption and (ii) receive such proceeds in the amount described in Sub-section (i)

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           preceding not later than thirty (30) days following the initial date of any such interruption; provided, however, that notwithstanding the provisions of Sub-section (i) and (ii) of this Section, an Event of Default shall be deemed to have occurred if any Borrower shall be receiving the proceeds of business interruption insurance for a period of thirty (30) consecutive days;

      (t) there shall occur any Event of Default (as defined under the U.S. Credit Facility) under such Facility or the U.S. Credit Facility is terminated for any reason by any party thereto or an event of default howsoever described has occurred and been declared under any Security Document which default shall not have been cured or waived within any applicable grace period; or

      (u) the Agent determines that all Advances outstanding hereunder exceed the Formula Amount on the basis of information delivered to the Agent pursuant to Section 9.

11.   LENDERS' RIGHTS AND REMEDIES AFTER DEFAULT

11.1  Rights and Remedies

      Upon the occurrence of (i) an Event of Default pursuant to Section 10(g) all Obligations shall be immediately due and payable and this Agreement and the obligation of Lenders to make Advances shall be deemed terminated; and, (ii) any of the other Events of Default and at any time thereafter (such default not having previously been cured), at the option of Required Lenders all Obligations shall be immediately due and payable and the Lenders shall have the right to terminate this Agreement and to terminate the obligation of Lenders to make Advances. Upon the occurrence of any Event of Default, Agent may, and at the direction of the Required Lenders shall, exercise any and all other rights and remedies provided for herein, including under law or equity generally.

11.2  Agent's Discretion

      Agent shall have the right in its sole discretion, but with the consent of the Required Lenders to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Agent's or Lenders' rights hereunder.

11.3  Set-Off

      In addition to any other rights which Agent or any Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right to apply any of Borrower's property held by Agent and such Lender (including any cash deposit in any currency) to reduce the Obligations.

11.4  Rights and Remedies not Exclusive

      The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.
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11.5  Actions in Concert

      Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement (including, without limitation, exercising any right of set-off) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement shall be taken in concert and at the direction or with the consent of the Agent and the Required Lenders.

12.   WAIVERS AND JUDICIAL PROCEEDINGS

12.1  Waiver of Notice

      Each Borrower, European and U.S. Guarantor each hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Security Assets received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2  Delay

      No delay or omission on Agent's or any Lender's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default.

13.   EFFECTIVE DATE AND TERMINATION

13.1. Term

      This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, European and U.S. Guarantor, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided.

13.2  Termination

      The termination of the Agreement shall not affect any Borrower's, European or U.S. Guarantor's Agent's or any Lender's rights, or any of the Obligations having their inception prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or interests created or Obligations have been fully disposed of, concluded or liquidated. The security interests, Liens and rights granted to Agent and the Lenders hereunder or under the Security Documents and the financing statements filed hereunder shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Borrower's, account may from time to time be temporarily in a zero or credit position, until all of the Obligations of the Borrowers have been paid or performed in full after the termination of this Agreement or the Borrowers, European and U.S. Guarantors have furnished Agent and the Lenders with an indemnification satisfactory to Agent and the Lenders with respect thereto.

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14.   REGARDING AGENT

14.1  Appointment

      Each Lender hereby designates BNY Financial Limited to act as Agent for such Lender under this Agreement and the Security Documents. Each Lender hereby irrevocably authorises Agent to take such action on its behalf under the provisions of this Agreement and the Security Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and Agent shall hold all Security Assets, payments of principal and interest, fees (except the fees set forth in Sections 3.3)and charges and collections (without giving effect to any collection days) received pursuant to this Agreement, for the rateable benefit of Lenders. Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Agreement Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding; provided, however, that Agent shall not be required to take any action which exposes Agent to liability or which is contrary to this Agreement or the Security Documents or applicable law unless Agent is furnished with an indemnification reasonably satisfactory to Agent with respect thereto.

14.2  Nature of Duties

      Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. Neither Agent nor any of its officers, directors, employees or agents shall be (i) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross negligence (but not mere negligence) or wilful misconduct, or (ii) responsible in any manner for any recitals, statements, representations or warranties made by any Borrower, European or U.S. Guarantor or any officer thereof contained in this Agreement, or in any of the Security Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Security Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any of the Security Documents or for any failure of any Borrower, European or U.S. Guarantor to perform its respective obligations hereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Security Documents, or to inspect the properties, books or records of any Borrower, European or U.S. Guarantor or, if applicable, general partner of any Borrower, European or U.S. Guarantor. The duties of Agent as respects the Advances to any Borrower, European or U.S. Guarantor shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement except as expressly set forth herein.

14.3  Lack of Reliance

      Independently and without reliance upon Agent or any other Lender, each Lender has made and shall continue to make (i) its own independent investigation of the financial condition and
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      affairs of each Borrower, European and U.S. Guarantor in connection with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of any Borrower, European and U.S. Guarantor. Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before making of the Advances or at any time or times thereafter except as shall be provided by an Borrower, European and U.S. Guarantor pursuant to the terms hereof. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Security Document, or of the financial condition of each Borrower, European and U.S. Guarantor, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Security Documents or the financial condition of each Borrower, European and U.S. Guarantor, or the existence of any Event of Default or any Default.

      Agent may resign on sixty (60) days' written notice to each of Lenders and the Borrowing Agent and upon such resignation, the Required Lenders will promptly designate a successor Agent reasonably satisfactory to the Borrowing Agent.

      Any such successor Agent shall succeed to the rights, powers and duties of Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent. After any Agent's resignation as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

14.4  Certain Rights of Agent

      If Agent shall request instructions from Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any Security Document, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders; and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

14.5. Reliance

      Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Security Documents and its duties hereunder, upon advice of counsel selected by it. Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care.
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14.6   Notice of Default

       Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Security Documents, unless Agent has received notice from a Lender or any Borrower, European and U.S. Guarantor referring to this Agreement or the Security Documents, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders. Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Lenders.

14.7   Indemnification

       To the extent Agent is not reimbursed and indemnified by the Borrowers, European or U.S. Guarantors, each Lender will reimburse and indemnify Agent in proportion to its respective portion of the Advances (or, if no Advances are outstanding, according to its Commitment Percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Security Document; provided that, Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's wilful misconduct or gross (not mere) negligence.

14.8   Agent in its Individual Capacity

       With respect to the obligation of Agent to lend under this Agreement, the Advances made by it shall have the same rights and powers hereunder as any other Lender and as if it were not performing the duties as Agent specified herein; and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender. Agent may engage in business with any Borrower, European and U.S. Guarantor as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower, European and U.S. Guarantor for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

14.9   Delivery of Documents

       To the extent Agent receives documents and information from any Borrower, European and U.S. Guarantor pursuant to the terms of this Agreement, Agent will promptly furnish such documents and information to Lenders.

14.10  Borrowers Undertaking to Agent

       Without prejudice to their respective obligations to the Lenders under the other provisions of this Agreement, each Borrower hereby undertakes with Agent to pay to Agent from time to time on demand all amounts from time to time due and payable by it for the account of Agent or the Lenders or any of them pursuant to this Agreement to the extent not already paid. Any payment made pursuant to any such demand shall pro tanto satisfy the Borrowers' obligations
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       to make payments for the account of the Lenders or the relevant one or more of them pursuant to this Agreement.

15     MISCELLANEOUS

15.1   Jurisdiction

       (a)  Submission

            For the benefit of each of the Agent and the Lender, each Borrower, European and U.S. Guarantor agrees that the courts of England have jurisdiction to settle any disputes in connection with this Agreement and accordingly submits to the jurisdiction of the English courts.

       (b)  Service of  process

            (i) Each Borrower, European and U.S. Guarantor undertakes to appoint an agent for service of process relating to any proceedings before the English courts in connection with this Agreement within 30 days from the date hereof

            (ii) Without prejudice to any other mode of service, each Borrowers,
                 European and U.S. Guarantor:-

                 (a) agrees that failure by a process agent to notify the relevant Borrower, European and U.S. Guarantor of the process will not invalidate the proceedings concerned; and

                 (b) consents to the service of process relating to any such proceedings by prepaid posting of a copy of this process to its address for the time being applying under Section 15.5.

       (c)  Forum convenience and enforcement abroad

            Each Borrower, European and U.S. Guarantor:-

            (i) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement.

            (ii) agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

       (d)  Non-exclusivity

            Nothing in this Section 15.1 limits the right of the Agent or any Lender to bring proceedings against a Borrower, European and U.S. Guarantor in connection with this Agreement:-

            (i)  in any other court of competent jurisdiction; or
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          (ii) concurrently in more than one jurisdiction.

     (e)  Governing Law

          This Agreement is governed by English law.

15.2 Entire Understanding

(a) This Agreement and the documents executed concurrently herewith contain the entire understanding between the Borrowers, European and U.S. Guarantors, Agent and each Lender and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each Borrower, European and U.S. Guarantor, Agent's and each Lender's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Borrower, European and U.S. Guarantor acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Security Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

(b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and each Borrower, European and U.S. Guarantor may, subject to the provisions of this Section 15.2 (b), from time to time enter into written supplemental agreements to this Agreement or the Security Documents executed by the relevant Borrowers, European and U.S. Guarantors, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of the Lenders, Agent or any Borrower, European and U.S. Guarantor thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, ((x)) amend Sections 6(e), 6(f), 6(g), 6(h) and 7(f) without the consent of 67% of the Lenders or (y) without the consent of all the Lenders:

     (i) increase or decrease the Commitment Percentage of any Lender or the Maximum Loan Amount or the Advance Rates.

     (ii) extend the due date for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by the Borrowers, European and U.S. Guarantors to Agent or Lenders pursuant to this Agreement.

     (iii) alter the definition of the term Required Lenders or alter, amend or modify this Section 15.2(b).

     (iv) release any Security Asset during any calendar year having an aggregate value in excess of $100,000.

     (v)   change the rights and duties of Agent.

     Any such supplemental agreement shall apply equally to each of the Lenders and shall be binding upon the Borrowers, European and U.S. Guarantors, the Lenders and Agent and all
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     future holders of the Obligations.  In the case of any waiver, the
     Borrowers, European and U.S. Guarantors, Agent and the Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

15.3 Successors and Assigns; Participations; New Lenders

(a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, European and U.S. Guarantors, Agent, each Lender and their respective successors and assigns, except that no Borrowers, European and U.S. Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and Required Lenders.

(b) Each Borrower, European and U.S. Guarantor acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time assign or transfer sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). Each Transferee may exercise all rights of payment (including without limitation rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee were the direct holder thereof provided that the Borrowers, European and U.S. Guarantors shall not be required to pay to any Transferee more than the amount which they would have been required to pay to the Lender which granted an interest in its Advances or other Obligations payable hereunder to such Transferee had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall the Borrowers, European and U.S. Guarantors be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Transferee. Each Borrower, European and U.S. Guarantor hereby grants to any Transferee a continuing security interest in any deposits, moneys or other property actually or constructively held by such Transferee as security for the Transferee's interest in the Advances.

(c) Any Lender may with the consent of Agent which shall not be unreasonably withheld or delayed sell, assign or transfer all or any part of its rights under this Agreement and the Security Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording provided no Purchasing Lender shall be sold an aggregate commitment of less than $5,000,000. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing

                                      55
                                                                    B3:1122390.1
--------------------------------------------------------------------------------

       Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Security Documents. Each Borrower, European and U.S. Guarantor hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Security Documents. Each Borrower, European and U.S. Guarantor shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

(d) Agent shall maintain at its address a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Advances owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrowers, European and U.S. Guarantor, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement. The Register shall be available for inspection by the Borrowers, European and U.S. Guarantors, or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $2500 payable by the applicable Purchasing Lender upon the effective date of each transfer or assignment to such Purchasing Lender.

(e) Each Borrower, European and U.S. Guarantor authorises each Lender to disclose to any Transferee or Purchasing Lender and any prospective Transferee or Purchasing Lender any and all financial information in such Lender's possession concerning the Borrowers, European and U.S. Guarantors which has been delivered to such Lender by or on behalf of any Borrower, European and U.S. Guarantor pursuant to this Agreement or in connection with such Lender's credit evaluation of Borrowers, European and U.S. Guarantors.

15.4.  Indemnity

       Each Borrower, European and U.S. Guarantor shall indemnify Agent and each Lender and their officers, employees and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Agent or any Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Agent or any Lender is a party thereto, except to the extent that any of the foregoing arises out of the wilful misconduct or gross (not mere) negligence of the party being indemnified.

15.5   Notice

       Any notice or request hereunder may be given to any Borrower, European and U.S. Guarantor or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorised officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or

                                      56
                                                                     B3:112290.1
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     other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognised overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

     (i)    If to Agent      BNY Financial Limited
            at:              2nd Floor,
                             Leo House,
                             Railway Approach
                             Wallington,
                             Surrey  SM6 0DY
                             Telephone:  0181 240 5806
                             Telecopier: 0181 240 5801

            with a copy to:  Allen & Overy
                             One New Change
                             London EC4M 9QQ
                             Telephone:  44 171 330 3000
                             Telecopier:  44 171 330 9999

                             and

                             Hahn & Hessen LLP
                             350 Fifth Avenue
                             New York, New York 10118
                             Attention:  Steven J. Seif, Esq.
                             Telephone:  (212) 736-1000
                             Telecopier: (212) 594-7167

     (ii) If to a Lender other than Agent, as specified on the signature pages hereof;

     (iii)  If to Borrowers,
            European and U.S.
            Guarantors:      c/o Radnor Holdings Corporation
                             Three Radnor Corporate Center
                             Suite 300
                             100 Matsonford Road
                             Radnor, Pennsylvania 19087
                             Attention:  Michael T. Kennedy
                             Telephone:  (610) 995-2568
                             Telecopier: (610) 995-2697
                             with a copies to  Duane Morris & Heckscher
                             One Liberty Place

                                      57
                                                                     B3:112290.1
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                           Philadelphia, Pennsylvania 19103
                           Attention: Stephen Teaford, Esq.
                           Telephone:  (215) 979-1220
                           Telecopier: (215) 979-1020

15.6   Survival

       The obligations of Borrowers, European and U.S. Guarantors under Sections 2.2(d), 3.5, 3.6, 3.7, 14.7 and 15.4 shall survive termination of this Agreement and the Security Documents and payment in full of the Obligations.

15.7   Severability

       If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

15.8   Expenses

       All costs and expenses including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent, any Lender and Agent on behalf of the Lenders (a) in all efforts made to enforce payment of any Obligation or effect collection of any Security Asset, or (b) in connection with the entering into, modification, amendment, administration and enforcement of this Agreement or any consents or waivers hereunder and all related agreements, documents and instruments or any change in the currency of a country or the operation of Section 2.4(d), or (c) in instituting, maintaining, preserving, enforcing and foreclosing on Agent's security interest in or Lien on any of the Security Assets, whether through judicial proceedings or otherwise, or
       (d) in defending or prosecuting any actions or proceedings arising out of or relating to Agent's or any Lender's transactions with any Borrower, European and U.S. Guarantor, or (e) in connection with any advice given to Agent or any Lender with respect to its rights and obligations under this Agreement and all related agreements, may be charged to Borrowers, European and U.S. Guarantors' accounts and shall be part of the Obligations.

15.9   Injunctive Relief

       Each Borrower, European and U.S. Guarantor recognises that, in the event any Borrower, European and U.S. Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Agent and the Lenders; therefore, Agent and each Lender, if Agent or such Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

15.10  Consequential Damages

       Neither Agent nor Lenders nor any agent or attorney for any of them shall be liable to any Borrower, European and U.S. Guarantor for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations.

                                    58
                                                                     B3:112290.1
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15.11  Captions

       The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

15.12  Counterparts; Telecopied Signatures

       This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

15.13  Construction

       The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

15.14  Language

       Each notice, document, instrument, certificate and statement referred to herein or to be delivered hereunder shall be in the English language or accompanied by an English translation thereof certified as accurate by an officer of the relevant Borrower, European and U.S. Guarantor. In the case of conflict and unless the Agent otherwise specifies, the English language version of any such document shall prevail.

15.15  Currency Indemnity

(a)    If:

       (i) any amount payable by a Borrower, European and U.S. Guarantor hereunder or in connection herewith is received by the Agent or any Lender in a currency (the "Payment Currency") other than that agreed to be payable hereunder (the "Agreed Currency"), whether as a result of any judgement or order or the enforcement thereof, the liquidation of such Borrower, European and U.S. Guarantor or otherwise howsoever; and

       (ii) the amount produced by converting the Payment Currency so received into the Agreed Currency is less than the relevant amount of the Agreed Currency.

       then such Borrower, European and U.S. Guarantor shall indemnify each of the Agent and the Lenders for the deficiency and any loss sustained as a result. Such conversion shall be made at such prevailing rate of exchange, on such date and in such market as is determined by the Agent, or the relevant Lender as being most appropriate for such conversion. Such Borrower, European and U.S. Guarantor shall in addition pay the costs of such conversion.

(b) The above indemnity shall constitute separate and independent obligations of each Borrower, European and U.S. Guarantor from its other obligations hereunder and shall apply irrespective of any indulgence granted by the Agent or any Lender.

                                      59
                                                                     B3:112290.1
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16.    BORROWING AGENCY

16.1   Borrowing Agency Provisions

(a) Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder and to receive any notice hereunder on behalf of such Borrower, and hereby authorises Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

(b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Neither Agent nor any Lender shall incur liability to the Borrowers as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Borrower hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 16.1 except due to wilful misconduct or gross (not mere) negligence by the indemnified party.

(c) Each Borrower, European and U.S. Guarantor shall make payment upon the maturity of its respective Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower, European and U.S. Guarantor shall in no way be affected by any extensions, renewals and forbearance granted to Agent or any Lender to any Borrower, European and U.S. Guarantor, failure of Agent or any Lender to give any Borrower, European and U.S. Guarantor any notice, any failure of Agent or any Lender to pursue or preserve its rights against any Borrower, European and U.S. Guarantor, the release by Agent or any Lender of any Security Asset now or thereafter acquired from any Borrower, European and U.S. Guarantor, and such agreement by each Borrower, European and U.S. Guarantor to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other Borrowers, European and U.S. Guarantors or any Security Asset for such Borrowers, European and U.S. Guarantors Obligations or the lack thereof.

16.2   Waiver of Subrogation

       Each Borrower, European and U.S. Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which it may now or hereafter have against the other Borrowers, European and U.S. Guarantors or other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers, European and U.S. Guarantors property (including, without limitation, any property which is Security Asset for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the Obligations.

       Each of the parties has signed this Agreement as of the day and year first above written.

                                    60
                                                                     B3:112290.1
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                                  SIGNATORIES

As Borrowers and Guarantors

STYROCHEM EUROPE (NETHERLAND) B.V.

By:       M. KENNEDY

          Michael T. Kennedy
          Managing Director A



STYROCHEM FINLAND OY

By:       M. KENNEDY

          Michael T. Kennedy
          Director



THERMISOL FINLAND OY

By:       M. KENNEDY

          Michael T. Kennedy
          Director



THERMISOL SWEDEN AB

By:       M. KENNEDY

          Michael T. Kennedy
          Director



As Borrower

THERMISOL DENMARK APS

By:       M. KENNEDY

          Michael T. Kennedy
          Director

                                      61
                                                                     B3:112290.1
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As Guarantors

WINCUP HOLDINGS, INC.

By:    M. KENNEDY

       Michael T. Kennedy
       President


RADNOR CHEMICAL CORPORATION

By:    M. KENNEDY

       Michael T. Kennedy
       President



STYROCHEM U.S., INC.

By:    M. KENNEDY

       Michael T. Kennedy
       President



RADNOR HOLDINGS CORPORATION

By:    M. KENNEDY

       Michael T. Kennedy
       President

                                      62
                                                                     B3:112290.1
--------------------------------------------------------------------------------

As Lender and Agent

BNY FINANCIAL LIMITED


By:    A. HOOPER

2nd Floor,
Leo House,
Railway Approach
Wallington,
Surrey  SM6 0DY
England


Commitment Percentage:  50%


As Lender

NATIONSBANK, N.A.


By:    O. CRANZ III

New Broad Street House
35 New Broad Street
London EC2M 1NH
Loan Administration Contact:  Nick Garrett
Tel:   0171 282 6836
Fax:   0171 282 6831




Commitment Percentage:  50%

                                      63
                                                                     B3:112290.1
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                                    Annex 1

                         COMMITMENT TRANSFER SUPPLEMENT


COMMITMENT TRANSFER SUPPLEMENT, dated [           ], among [
] (the "Transferor Lender"), [                                                ]
("Purchasing Lender"), and BNY FINANCIAL LIMITED, as agent for the Lenders under the Revolving Credit Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H:

WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 15.3 of the Supplement Revolving Multicurrency Credit Agreement dated 10th December, 1997 between STYROCHEM EUROPE (THE NETHERLANDS) B.V. ("StyroChem Europe"), STYROCHEM FINLAND OY ("StyroChem Finland"), THERMISOL DENMARK APS ("Thermisol Denmark"), THERMISOL SWEDEN AB ("Thermisol Sweden"), and THERMISOL FINLAND Oy ("Thermisol Finland"), WINCUP HOLDINGS, L.P. ("WINCUP"), WINCUP HOLDINGS, INC. ("Holdings"), RADNOR CHEMICAL CORPORATION ("Acquisition"), STYROCHEM U.S., INC. ("StyroChem") and RADNOR HOLDINGS CORPORATION ("Radnor") (StyroChem Europe, StyroChem Finland, Thermisol Denmark, Thermisol Sweden, Thermisol Finland, WINCUP, Holdings, Acquisition, StyroChem and Radnor each an "Obligor" and jointly and severally, the "Obligors"), BNY FINANCIAL LIMITED ("BNY"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (BNY and such other financial institutions, the "Lenders") and the Agent (as same may be amended, supplemented or otherwise modified in accordance with the terms hereof, the "Loan Agreement");

WHEREAS, Purchasing Lender wishes to become Lender party to the Loan Agreement; and

WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lender rights, obligations and commitments under the Loan Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. All capitalised terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

2. Upon receipt by the Agent of four counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I, and each of which has been executed by the Transferor Lender and Agent, Agent will transmit to Transferor Lender and Purchasing Lender a Transfer Effective Notice, substantially in the form of Schedule II to this Commitment Transfer Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the "Transfer Effective Date"), which date shall not be earlier than the first Business Day following the date such Transfer Effective Notice is received. From and after the Transfer Effective Date, Purchasing Lender shall be a Lender party to the Loan Agreement for all purposes thereof.

                                      64
                                                                     B3:112290.1
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3.   At or before 12:00 Noon (London time) on the Transfer Effective Date
     Purchasing Lender shall pay to Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between Transferor Lender and such Purchasing Lender (the "Purchase Price"),of the portion of the Advances being purchased by such Purchasing Lender (such Purchasing Lender's "Purchased Percentage") of the outstanding Advances and other amounts owing to the Transferor Lender under the Loan Agreement. Effective upon receipt by Transferor Lender of the Purchase Price from a Purchasing Lender, Transferor Lender hereby irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender hereby irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender's Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Loan Agreement together with all instruments, documents and collateral security pertaining thereto.

4. Transferor Lender has made arrangements with Purchasing Lender with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by Transferor Lender to such Purchasing Lender of any fees heretofore received by Transferor Lender pursuant to the Loan Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Purchasing Lender to Transferor Lender of fees or interest received by such Purchasing Lender pursuant to the Loan Agreement from and after the Transfer Effective Date.

5. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Loan Agreement shall, instead, be payable to or for the account of Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

     (b) All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Loan Agreement shall, instead, accrue for the account of, and be payable to, Transferor Lender and Purchasing Lender, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Lender, Transferor Lender and Purchasing Lender will make appropriate arrangements for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from Borrowers.

6. Concurrently with the execution and delivery hereof, Transferor Lender will provide to Purchasing Lender conformed copies of the Loan Agreement and all related documents delivered to Transferor Lender.

7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

8. By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lender confirm to and agree with each other and Agent and Lenders as follows:

                                      65
                                                                     B3:112290.1
--------------------------------------------------------------------------------

     (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto;

     (ii) Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Loan Agreement or any other instrument or document furnished pursuant hereto;

     (iii) Purchasing Lender confirms that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement;

     (iv) Purchasing Lender will, independently and without reliance upon Agent, Transferor Lender or any other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

     (v) Purchasing Lender appoints and authorises Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof;

     (vi) Purchasing Lender agrees that it will perform all of its respective obligations as set forth in the Loan Agreement to be performed by each as a Lender; and

9. Schedule I hereto sets forth the revised Commitment Percentages of Transferor Lender and the Commitment Percentage of Purchasing Lender as well as administrative information with respect to Purchasing Lender.

10. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of England.

                                      66
                                                                     B3:112290.1
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorised officers on the date set forth above.


                                          ----------------------------
                                          as Transferor Lender

                                          By:
                                             -------------------------
                                          Name:
                                               -----------------------
                                          Title:
                                                ----------------------


                                          ----------------------------
                                          as a Purchasing Lender

                                          By:
                                             -------------------------
                                          Name:
                                               -----------------------
                                          Title:
                                                ----------------------



                                          BNY FINANCIAL LIMITED
                                          as Agent


                                          By:
                                             -------------------------
                                          Name:
                                               -----------------------
                                          Title:
                                                ----------------------


Consented to:

WINCUP HOLDINGS L.P.


By:
    -------------------------------
  Name:
  Its:


WINCUP HOLDINGS, INC.


By:
    -------------------------------
  Name:
  Its:

                                      67
                                                                     B3:112290.1
--------------------------------------------------------------------------------

RADNOR CHEMICAL CORPORATION


By:
   ---------------------------
   Name:
   Its:



STYROCHEM U.S., INC.


By:
   ---------------------------
   Name:
   Its:



RADNOR HOLDINGS CORPORATION


By:
   ---------------------------
   Name:
   Its:



STYROCHEM EUROPE (THE NETHERLANDS) B.V.


By:
   ---------------------------
   Name:
   Its:



STYROCHEM FINLAND OY


By:
   ---------------------------
   Name:
   Its:

                                      68
                                                                     B3:112290.1
--------------------------------------------------------------------------------

THERMISOL DENMARK APS


By:
   -----------------------------
   Name:
   Its:


THERMISOL FINLAND OY


By:
   -----------------------------
   Name:
   Its:



THERMISOL SWEDEN AB

By:
   -----------------------------
   Name:
   Its:

                                      69
                                                                     B3:112290.1
--------------------------------------------------------------------------------

                  SCHEDULE I TO COMMITMENT TRANSFER SUPPLEMENT

         LIST OF OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS


[Transferor Lender]           Revised Commitment Amount     $

                              Revised Commitment
                              Percentage:

[Purchasing Lender]           Commitment Amount             $

                              Commitment Percentage:


Addresses for Notices


Attention:
Telephone:
Telecopier:

                                      70
                                                                     B3:112290.1
--------------------------------------------------------------------------------

                 SCHEDULE II TO COMMITMENT TRANSFER SUPPLEMENT

                      [Form of Transfer Effective Notice]

To:   [          ], as Transferor Lender and
[       ], as Purchasing Lender:

The undersigned, as Agent under the Supplement Revolving Multicurrency Credit Agreement dated 10 December, 1997 between each of the Obligors therein defined, BNY FINANCIAL LIMITED ("BNY"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (BNY and such other hereafter become a party to the Loan Agreement (BNY and such other financial institutions, the "Lenders") and BNY as agent for the Lenders, acknowledges receipt of four (4) executed counterparts of a completed Commitment Transfer Supplement in the form attached hereto. [Note: Attach copy of Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be [Insert date of Transfer Effective Notice].

                                             BNY FINANCIAL LIMITED,
                                             as Agent

                                             By:
                                                -----------------------
                                             Title:
                                                   --------------------
ACCEPTED FOR RECORDATION
IN REGISTER:

                                      71
                                                                     B3:112290.1
--------------------------------------------------------------------------------

                                    Annex 2

                                  Subsidiaries



Name of Borrower:  Styrochem Europe (The Netherlands) B.V.
Subsidiaries:      StyroChem Finland Oy (Finnish Corporation), Thermisol Denmark
                   Aps (Netherlands Corporation), Thermisol Finland Oy (Finnish
                   Corporation), and Thermisol Sweden AB (Swedish Corporation).


Name of Borrower:  StyroChem Finland Oy
Subsidiaries:      None


Name of Borrower:  Thermisol Denmark Aps
Subsidiaries:      None


Name of Borrower:  Thermisol Sweden AB
Subsidiaries:      None


Name of Borrower:  Thermisol Finland Oy
Subsidiaries:      None